    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 2003
                                                         REGISTRATION NO.
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ---------------------

                                   FORM N-14


                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933            [X]

                            ---------------------

              PRE-EFFECTIVE AMENDMENT NO.                        [ ]
              POST-EFFECTIVE AMENDMENT NO.                       [ ]

                             ---------------------

                                MORGAN STANLEY
                                  GROWTH FUND
                         A Massachusetts business trust
               (Exact Name of Registrant as Specified in Charter)


                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                   (Address of Principal Executive Offices)


                                (800) 869-6397
                        (Registrant's Telephone Number)


                               BARRY FINK, ESQ.
                         1221 AVENUE OF THE AMERICAS,
                           NEW YORK, NEW YORK 10020
                    (Name and Address of Agent for Service)

                             ---------------------

                                   COPY TO:
                            STUART M. STRAUSS, ESQ.
                         Mayer, Brown, Rowe & Maw LLP
                                 1675 Broadway
                           New York, New York 10019

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                  The Exhibit Index is located on page [   ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 33-45450; 811-6551).

================================================================================

                      MORGAN STANLEY MARKET LEADER TRUST

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 24, 2004


TO THE SHAREHOLDERS OF MORGAN STANLEY MARKET LEADER TRUST

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Market Leader Trust ("Market Leader") to be held in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 a.m., New York time, on February 24, 2004, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated October 23, 2003 (the "Reorganization Agreement"), between Market Leader and Morgan Stanley Growth Fund ("Growth"), pursuant to which substantially all of the assets of Market Leader would be combined with those of Growth and shareholders of Market Leader would become shareholders of Growth receiving shares of Growth with a value equal to the value of their holdings in Market Leader (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on December 19, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF MARKET LEADER RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.



                                            By Order of the Board of Trustees,


                                            MARY E. MULLIN,
                                            Secretary

      , 2003

--------------------------------------------------------------------------------
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE
  TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY
  IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE
  ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY
  CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                          MORGAN STANLEY GROWTH FUND

                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
                      MORGAN STANLEY MARKET LEADER TRUST

                       BY AND IN EXCHANGE FOR SHARES OF
                          MORGAN STANLEY GROWTH FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Market Leader Trust ("Market Leader") in connection with an Agreement and Plan of Reorganization, dated October 23, 2003 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Market Leader will be combined with those of Morgan Stanley Growth Fund ("Growth") in exchange for shares of Growth (the "Reorganization"). As a result of this transaction, shareholders of Market Leader will become shareholders of Growth and will receive shares of Growth with a value equal to the value of their holdings in Market Leader. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Market Leader and Growth, attached hereto as Exhibit A. The address of Market Leader is that of Growth set forth above. This Proxy Statement also constitutes a Prospectus of Growth, which is dated
    , filed by Growth with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Growth is an open-end management investment company whose investment objective is to seek long-term growth of capital. The fund normally invests at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that Growth's Sub-Advisor, Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth.

     This Proxy Statement and Prospectus sets forth concisely information about Growth that shareholders of Market Leader should know before voting on the Reorganization Agreement. A copy of the Prospectus for Growth dated May 30, 2003, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Growth's Annual Report for the fiscal year ended March 31, 2003 and the succeeding Semi-Annual Report for the six months ended September 30, 2003. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and
Prospectus, dated             , has been filed with the Commission and is also
incorporated herein by reference. Also incorporated herein by reference are Market Leader's Prospectus, dated October 30, 2003, and Annual Report for its fiscal year ended August 31, 2003. Such documents are available without charge by calling (800) 869-NEWS (toll-free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THIS PROXY STATEMENT AND PROSPECTUS IS DATED             .

                               TABLE OF CONTENTS

                        PROXY STATEMENT AND PROSPECTUS




                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      3
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      4
SYNOPSIS .................................................................................      4
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      6
  Tax Consequences of the Reorganization .................................................      9
  Comparison of Market Leader and Growth .................................................      9
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     12
  The Proposal ...........................................................................     12
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     13
  Tax Aspects of the Reorganization ......................................................     15
  Description of Shares ..................................................................     16
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     17
  Investment Objectives and Policies .....................................................     17
  Investment Restrictions ................................................................     18
ADDITIONAL INFORMATION ABOUT MARKET LEADER AND GROWTH ....................................     20
  General ................................................................................     20
  Financial Information ..................................................................     20
  Management .............................................................................     20
  Description of Securities and Shareholder Inquiries ....................................     20
  Dividends, Distributions and Taxes .....................................................     20
  Purchases, Repurchases and Redemptions .................................................     20
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     20
FINANCIAL STATEMENTS AND EXPERTS .........................................................     20
LEGAL MATTERS ............................................................................     21
AVAILABLE INFORMATION ....................................................................     21
OTHER BUSINESS ...........................................................................     21
Exhibit A - Agreement and Plan of Reorganization, dated October 23, 2003, by and between
 Market Leader and Growth ................................................................    A-1
Exhibit B - Prospectus of Growth dated May 30, 2003 ......................................    B-1

                      MORGAN STANLEY MARKET LEADER TRUST
                          1221 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10020
                                 (800) 869-NEWS

                             --------------------

                        PROXY STATEMENT AND PROSPECTUS

                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 24, 2004


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Market Leader Trust ("Market Leader"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Market Leader (the "Board") of proxies to be used at the Special Meeting of Shareholders of Market Leader to be held in Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 a.m., New York time, on February 24, 2004 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus
will be made on or about             .

     At the Meeting, Market Leader shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated October 23, 2003 (the "Reorganization Agreement"), between Market Leader and Morgan Stanley Growth Fund ("Growth"), pursuant to which substantially all of the assets of Market Leader will be combined with those of Growth in exchange for shares of Growth. As a result of this transaction, Shareholders will become shareholders of Growth and will receive shares of Growth equal to the value of their holdings in Market Leader on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Growth that corresponds to the class of shares of Market Leader currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Market Leader will receive Class A, Class B, Class C or Class D shares of Growth, respectively. The shares to be issued by Growth pursuant to the Reorganization (the "Growth Shares") will be issued at net asset value without an initial sales charge. Further information relating to Growth is set forth herein and in Growth's current Prospectus, dated May 30, 2003 ("Growth's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Market Leader contained herein has been supplied by Market Leader and the information concerning Growth contained herein has been supplied by Growth.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on December 19, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date,
there were                shares of Market Leader issued and outstanding.
Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     [The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Market Leader as of the Record Date:]




               NAME AND ADDRESS     % OF OWNERSHIP     AMOUNT OF OWNERSHIP
              ------------------   ----------------   --------------------








                                                    [TO COME]












     [The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Growth as of the Record Date:]




               NAME AND ADDRESS     % OF OWNERSHIP     AMOUNT OF OWNERSHIP
              ------------------   ----------------   --------------------








                                                    [TO COME]












     [As of the Record Date, no person was known to own of record or beneficially 5% or more of the outstanding shares of a Class of Growth.

     As of the Record Date, the trustees and officers of Market Leader, as a group, owned less than 1% of the outstanding shares of Market Leader.

     As of the Record Date, the trustees and officers of Growth, as a group, owned less than 1% of the outstanding shares of Growth.]


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Market Leader, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Market Leader present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker "non-votes" will not be counted for purposes of approving an adjournment.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Market Leader, which expenses are expected to approximate $371,850. Market Leader and Growth will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Market Leader or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, Market Leader will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, Market Leader may also employ Alamo or D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by Alamo or D.F. King, Market Leader would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Market Leader has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses would range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Market Leader.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Market Leader represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Market Leader will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Growth's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Market Leader, subject to stated liabilities, to Growth in exchange for the Growth Shares. The aggregate net asset value of the Growth Shares issued in the exchange will equal the aggregate value of the net assets of Market Leader received by Growth. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Market Leader will distribute the Growth Shares received by Market Leader to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Market Leader and Market Leader will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Growth Shares equal in value to such Shareholder's pro rata interest in the net assets of Market Leader transferred to Growth. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Growth that corresponds to the class of shares of Market Leader currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Market Leader will become a holder of Class A, Class B, Class C or Class D shares of Growth, respectively. Shareholders holding their shares of Market Leader in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Growth Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Market Leader will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Market Leader's investment company taxable income for all periods since the inception of Market Leader through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Market Leader's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).


     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MARKET LEADER ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MARKET LEADER AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of Market Leader and Growth may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Market Leader for its fiscal year ended August 31, 2003, and by Growth for its fiscal year ended March 31, 2003. Market Leader and Growth each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Growth) reflecting what the fee schedule would have been on August 31, 2003, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees
----------------

                                                                                                 PRO FORMA
                                                               MARKET                             COMBINED
                                                               LEADER            GROWTH           (GROWTH)
                                                          ---------------   ---------------   ---------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................       5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
 BASED ON THE LESSER OF THE OFFERING PRICE OR NET ASSET
 VALUE AT REDEMPTION)
Class A ...............................................       none (2)          none (2)          none (2)
Class B ...............................................       5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................       1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................       none              none              none
REDEMPTION FEES
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
EXCHANGE FEE
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
----------------------------------------------------------------------------


                                                                      PRO FORMA
                                             MARKET                   COMBINED
                                             LEADER       GROWTH      (GROWTH)
                                           ----------   ----------   ----------
MANAGEMENT FEES
Class A ................................       0.75%        0.80%        0.79%
Class B ................................       0.75%        0.80%        0.79%
Class C ................................       0.75%        0.80%        0.79%
Class D ................................       0.75%        0.80%        0.79%
DISTRIBUTION AND SERVICE (12B-1) FEES
Class A ................................       0.21%        0.19%        0.20%
Class B ................................       1.00%        1.00%        1.00%
Class C ................................       0.96%        0.99%        0.97%
Class D ................................       0.00%        0.00%        0.00%
OTHER EXPENSES
Class A ................................       0.28%        0.19%        0.22%
Class B ................................       0.28%        0.19%        0.22%
Class C ................................       0.28%        0.19%        0.22%
Class D ................................       0.28%        0.19%        0.22%
TOTAL ANNUAL FUND OPERATING EXPENSES (5)
Class A ................................       1.24%        1.18%        1.21%
Class B ................................       2.03%        1.99%        2.01%
Class C ................................       1.99%        1.98%        1.98%
Class D ................................       1.03%        0.99%        1.01%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. (See "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class B Shares" in each fund's Prospectus).

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

(5) Upon completion of the Reorganization, the Investment Manager has agreed to reduce its management fee and/or reimburse expenses of the combined fund so that total annual fund operating expenses, excluding 12b-1 fees, will not exceed 0.99% for the first year of combined operations.


EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Market Leader or Growth or the new combined fund (Growth), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:




                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Market Leader
 Class A .........     $645        $898      $1,170      $1,946
 Class B .........     $706        $937      $1,293      $2,358
 Class C .........     $302        $624      $1,073      $2,317
 Class D .........     $105        $328      $  569      $1,259
Growth
 Class A .........     $639        $880      $1,140      $1,882
 Class B .........     $702        $924      $1,273      $2,317
 Class C .........     $301        $621      $1,068      $2,306
 Class D .........     $101        $315      $  547      $1,213
Pro Forma Combined
 Class A .........     $642        $889      $1,155      $1,914
 Class B .........     $704        $930      $1,283      $2,338
 Class C .........     $301        $621      $1,068      $2,306
 Class D .........     $103        $322      $  558      $1,236

     If a Shareholder HELD His Shares:



                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Market Leader
 Class A .........     $645        $898      $1,170      $1,946
 Class B .........     $206        $637      $1,093      $2,358
 Class C .........     $202        $624      $1,073      $2,317
 Class D .........     $105        $328      $  569      $1,259
Growth
 Class A .........     $639        $880      $1,140      $1,882
 Class B .........     $202        $624      $1,073      $2,317
 Class C .........     $201        $621      $1,068      $2,306
 Class D .........     $101        $315      $  547      $1,213
Pro Forma Combined
 Class A .........     $642        $889      $1,155      $1,914
 Class B .........     $204        $630      $1,083      $2,338
 Class C .........     $201        $621      $1,068      $2,306
 Class D .........     $103        $322      $  558      $1,236

     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A SHARES.


     The purpose of the foregoing fee tables is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Market Leader and Growth -- Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Market Leader will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Market Leader, Growth or their Shareholders of Market Leader for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF MARKET LEADER AND GROWTH

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of both Market Leader and Growth is to seek long-term growth of capital.

     Market Leader seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks and other equity securities of companies that Market Leader's Investment Manager, Morgan Stanley Investment Advisors Inc., believes are established market leaders in growing industries and are positioned to generate strong earnings and free cash flow growth. The Investment Manager considers companies to be "market leaders" if they are nationally known and have established a strong reputation for quality management, products and services in the United States and/or globally. These companies generally will have market capitalizations in excess of $1 billion and will be listed in the United States on a national stock exchange. Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that Growth's Sub-Advisor, Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Market Leader and Growth are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Market Leader and Growth obtain management services from Morgan Stanley Investment Advisors. For the fiscal year ended August 31, 2003, Market Leader paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the following annual rates to the fund's average daily net assets: 0.75% of the portion of the daily net assets up to $1 billion and 0.725% of the portion of the daily net assets exceeding $1 billion. With respect to Growth, for the fiscal year ended March 31, 2003, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the following annual rates to the fund's average daily net assets: 0.80% of the portion of such daily net assets not exceeding $750 million; 0.75% of the portion of such daily net assets exceeding $750 million, but not exceeding $1.5 billion; and 0.70% of the portion of such daily net assets exceeding $1.5 billion. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Market Leader and Growth have adopted distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Market Leader's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B shares. Growth's Plan provides that, with respect to Class B, the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of Growth on May 29, 1992 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed since Growth's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Growth's shares, see the section entitled "Share Class Arrangements" in Growth's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Market Leader and Growth are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Market Leader and Growth pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:




   YEAR SINCE PURCHASE PAYMENT MADE       CLASS B SHARES OF MARKET LEADER AND GROWTH
--------------------------------------   -------------------------------------------
     First ...........................               5.0%
     Second ..........................               4.0%
     Third ...........................               3.0%
     Fourth ..........................               2.0%
     Fifth ...........................               2.0%
     Sixth ...........................               1.0%
     Seventh and thereafter ..........               none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC charge is paid to the Distributor. Shares of Market Leader and Growth are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Market Leader and Growth, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of Market Leader and Growth may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. In addition, Class A shares of each fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge) (also, an "Exchange Fund"). See the inside back cover of the Growth Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Growth).

     Growth shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Market Leader) will be counted. During the period of time a Growth or Market Leader shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Market Leader and Growth provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Growth, see the section entitled "How to Exchange Shares" in Growth's Prospectus.

     Shareholders of Market Leader and Growth may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Market Leader and Growth offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Market Leader and Growth may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Market Leader pays dividends from net investment income annually. Growth pays dividends semi-annually. Market Leader usually distributes net capital gains, if any, in December. Growth usually distributes capital gains, if any, in June and December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The share price and return of Growth and Market Leader will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

     Both funds invest in common stocks and Market Leader may invest in other equity securities of companies Market Leader's Investment Manager believes are established market leaders in growing industries including preferred stocks, debt or preferred stocks convertible into common stocks and depositary receipts. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors.

     Growth is a "non-diversified" mutual fund. Growth's investments, however, are currently diversified and may remain diversified in the future.

     Growth may invest up to 25% of its net assets in foreign securities (including depositary receipts) not traded in the United States on a national securities exchange. Market Leader may invest up to 10% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Both funds may invest in convertible securities. Investments in convertible securities subject the funds to the risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Market Leader may invest up to 20% of its net assets and Growth may invest up to 5% of its assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative risk characteristics.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Market Leader and in Growth's Prospectus, both of which are incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Market Leader, including the Independent Trustees, having reviewed the financial position of Market Leader and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Market Leader and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Market Leader.

THE BOARD'S CONSIDERATION

     At a meeting held on October 23, 2003, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly Market Leader's inability to gain assets as expected and the comparative expenses currently incurred in the operations of Market Leader and Growth. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Market Leader and Growth; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Market Leader and Growth in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Market Leader considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (Growth) will be lower on a percentage basis than the expenses per share of each corresponding class of Market Leader. Although the investment management fee rate paid by Growth for its last fiscal year (0.80%) is higher than the investment management fee rate paid by Market Leader for its last fiscal year (0.75%), the Board noted that the expense ratio for each class of Market Leader was higher (for its fiscal year ended August 31, 2002) than the expense ratio for each corresponding class of Growth (for its fiscal year ended March 31, 2003). The Board also noted that Growth's "Other Expenses" for its last fiscal year (0.19%) were lower than Market Leader's "Other Expenses" for its last fiscal year (0.28%). The Board also considered that, upon completion of the Reorganization, the Investment Manager has agreed to reduce its management fee and/or reimburse the "combined fund" (Growth) so that total annual fund operating expenses, excluding 12b-1 fees, will not exceed 0.99% for the first year of combined operations. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Market Leader, Growth or their Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Growth, including a majority of the Independent Trustees of Growth, also have determined that the Reorganization is in the best interests of Growth and its shareholders and that the interests of existing shareholders of Growth will not be diluted as a result thereof. The transaction will enable Growth to acquire investment securities which are consistent with Growth's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Market Leader will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Market Leader as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Growth on the Closing Date in exchange for the assumption by Growth of stated liabilities of Market Leader, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Market Leader prepared by the Treasurer of Market Leader as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Growth Shares; (ii) such Growth Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Market Leader would be dissolved; and (iv) the outstanding shares of Market Leader would be canceled.

     The number of Growth Shares to be delivered to Market Leader will be determined by dividing the aggregate net asset value of each class of shares of Market Leader acquired by Growth by the net asset value per share of the corresponding class of shares of Growth; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Market Leader and Growth may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Market Leader had an aggregate net asset value (not including any Cash Reserve of Market Leader) of $100,000. If the net asset value per Class B share of Growth were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Growth to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Growth would be distributed to the former Class B shareholders of Market Leader. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Market Leader will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Growth Shares it receives. Each Shareholder will receive the class of shares of Growth that corresponds to the class of shares of Market Leader currently held by that Shareholder. Accordingly, the Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Market Leader, respectively. Growth will cause its transfer agent to credit and confirm an appropriate number of Growth Shares to each Shareholder. Certificates for Growth Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Growth. Shareholders who wish to receive certificates representing their Growth Shares must, after receipt of their confirmations, make a written request to Growth's transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Market Leader holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Growth Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Market Leader or Growth. The Reorganization Agreement may be amended in any mutually agreeable manner.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Market Leader and Growth. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by March 31, 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Market Leader shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Market Leader that received Growth Shares. Market Leader shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Growth to Shareholders of record of Market Leader.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Market Leader (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Growth Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Market Leader recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Market Leader at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Market Leader thereafter will be treated as requests for redemption of shares of Growth.


TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Market Leader and Growth will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Market Leader and Growth (including a representation to the effect that Growth has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Market Leader acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Market Leader's assets in exchange for the Growth Shares and the assumption by Growth of certain stated liabilities of Market Leader followed by the distribution by Market Leader of the Growth Shares to Shareholders in exchange for their Market Leader shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Market Leader and Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Growth upon the receipt of the assets of Market Leader solely in exchange for the Growth Shares and the assumption by Growth of the stated liabilities of Market Leader;

     3. No gain or loss will be recognized by Market Leader upon the transfer of the assets of Market Leader to Growth in exchange for the Growth Shares and the assumption by Growth of the stated liabilities or upon the distribution of Growth Shares to Shareholders in exchange for their Market Leader shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Market Leader for the Growth Shares;

     5. The aggregate tax basis for the Growth Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Market Leader held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Growth Shares to be received by each Shareholder will include the period during which the shares in Market Leader surrendered in exchange therefor were held (provided such shares in Market Leader were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Market Leader acquired by Growth will be the same as the tax basis of such assets of Market Leader immediately prior to the Reorganization; and

     8. The holding period of the assets of Market Leader in the hands of Growth will include the period during which those assets were held by Market Leader.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Market Leader nor Growth has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO MARKET LEADER AND GROWTH. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Market Leader. The effect of any such limitations will depend on the existence and amount of Market Leader and Growth capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     As of September 30, 2003, Market Leader had capital loss carryovers of approximately $190 million and net unrealized built-in capital losses of approximately $5.6 million. As of September 30, 2003, Growth had capital loss carryovers of approximately $106 million and net unrealized built-in capital gains of approximately $43 million. Under the Code, there will not be a limitation on the utilization of Growth's capital loss carryovers and recognized built-in capital losses to offset capital gains of the combined fund.

     However, there will be a limitation on the ability of the combined fund to offset future capital gains with Market Leader's capital loss carryovers and, if the built-in losses are recognized within five years of the Reorganization, such recognized built-in capital losses. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on September 30, 2003, each year approximately $16 million of Market Leader's capital loss carryovers and recognized built-in capital losses would have been able to be utilized in any year by the combined fund.


DESCRIPTION OF SHARES

     Growth shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Growth and transferable without restrictions and will have no preemptive rights. Class B shares of Growth, like Class B shares of Market Leader, have a conversion feature pursuant to which approximately ten years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the ten year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.



CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Growth and Market Leader as of August 31, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                                 NET ASSET
                                                                    SHARES         VALUE
                                                 NET ASSETS      OUTSTANDING     PER SHARE
                                               --------------   -------------   ----------
               CLASS A
--------------------------------------------
Market Leader ..............................   $ 12,226,027       1,020,543      $ 11.98
Growth .....................................   $ 44,395,100       4,029,850      $ 11.02
Combined Fund (Growth) (pro forma) .........   $ 56,621,127       5,139,290      $ 11.02

               CLASS B
---------------------------------------------
Market Leader ..............................   $249,417,614      21,782,462      $ 11.45
Growth .....................................   $432,870,920      40,844,528      $ 10.60
Combined Fund (Growth) (pro forma) .........   $682,288,534      64,374,492      $ 10.60

               CLASS C
---------------------------------------------
Market Leader ..............................   $ 14,669,338       1,278,411      $ 11.47
Growth .....................................   $ 10,933,873       1,045,725      $ 10.46
Combined Fund (Growth) (pro forma) .........   $ 25,603,211       2,448,147      $ 10.46

               CLASS D
---------------------------------------------
Market Leader ..............................   $ 80,615,536       6,629,409      $ 12.16
Growth .....................................   $140,900,295      12,577,252      $ 11.20
Combined Fund (Growth) (pro forma) .........   $221,515,831      19,775,068      $ 11.20

        TOTAL CLASS A, B, C, D
---------------------------------------------
Market Leader ..............................   $356,928,515              --           --
Growth .....................................   $629,100,188              --           --
Combined Fund (Growth) (pro forma) .........   $986,028,703              --           --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of both Market Leader and Growth is to seek long-term growth of capital.

     Market Leader will normally invest at least 65% of its assets in common stocks and other equity securities of companies that Market Leader's Investment Manager believes are established market leaders in growing industries. The Investment Manager considers companies to be "market leaders" if they are nationally-known and have established a strong reputation for quality management, products and services in the U.S. and/or globally. These companies generally will have market capitalizations in excess of $1 billion and will be listed in the U.S. on a national stock exchange. Market Leader's other equity investments in market leaders may include preferred stocks, debt or preferred stocks convertible into common stocks and depositary receipts. Up to 10% of Market Leader's net assets may be invested in foreign securities that are not listed in the U.S. on a national securities exchange. In addition, Market Leader may invest up to 20% of its net assets in lower rated convertible securities (commonly known as "junk bonds").

     In deciding which securities to buy, hold or sell, the Investment Manager evaluates large capitalization companies and focuses on companies it believes have consistent or rising earning growth records, potential for strong free cash flow and compelling business strategy. In this regard, the Investment Manager studies company developments, including positive business momentum, dominant niche/industry position, management talent and financial results.

     The remaining 35% of Market Leader's assets may be invested in equity and convertible securities (including lower-rated convertible securities) of companies other than "market leaders," and corporate debt and U.S. government securities.

     Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that Growth's Sub-Advisor, Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth. The Sub-Advisor seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Sub-Advisor emphasizes individual security selection. The Sub-Advisor may invest up to 25% of Growth's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. The Sub-Advisor follows a flexible investment program in seeking to achieve Growth's investment objective. The Sub-Advisor focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Sub-Advisor studies company developments, including business strategy, management focus and financial results. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Sub-Advisor generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both Market Leader and Growth are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Market Leader and Growth as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and

Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows:
(a) Growth may not (i) invest more than 5% of the value of its total assets in the securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (ii) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets; (b) Market Leader may not (i) as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities), except that the Market Leader may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as Market Leader (a "Qualifying Portfolio"); and (ii) as to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that Market Leader may invest all or substantially all of its assets in a Qualifying Portfolio. Both funds may not (i) pledge their assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction with respect to Growth, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets; (ii) purchase or sell real estate or interests therein, including limited partnership interests, although both funds may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein. (iii) invest 25% or more of the value of their total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (iv) purchase or sell commodities or commodities contracts except that Market Leader may purchase or sell index futures contracts and Growth may purchase or sell financial or stock index futures contracts or options thereon; (v) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the funds may invest in the securities or companies which operate, invest in, or sponsor such programs; (vi) borrow money, except that the funds may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed); (vii) issue senior securities as defined in the Investment Company Act except insofar as the funds may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) in the case of Growth, purchasing or selling financial futures contracts or, in the case of Market Leader, purchasing or selling futures contracts or options; (c) borrowing money in accordance with the restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities; (viii) make loans of money or securities, except by: (a) the purchase of debt obligations in the case of Market Leader or the purchase of portfolio securities in the case of Growth;
(b) investment in repurchase agreements; or (c) lending its portfolio securities; (ix) make short sales of securities; (x) purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the funds of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin; (xi) engage in the underwriting of securities, except insofar as the funds may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and (xii) invest for the purpose of exercising control or management of any other issuer, except that Market Leader may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as Market Leader. Furthermore, as a non-fundamental policy, Market Leader may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act, and Growth may not, as
to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

                  ADDITIONAL INFORMATION ABOUT MARKET LEADER
                                  AND GROWTH


GENERAL

     For a discussion of the organization and operation of Growth and Market Leader, see "Fund Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.


FINANCIAL INFORMATION

     For certain financial information about Growth and Market Leader, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.



MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager and the Distributor of Growth and Market Leader, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Market Leader and Growth, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Growth's and Market Leader's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS


     For a discussion of how Growth's and Market Leader's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Growth's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended March 31, 2003 and the succeeding Semi-Annual Report for the six months ended September 30, 2003 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Market Leader, see its Annual Report for its fiscal year ended August 31, 2003.



                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Growth, for the fiscal year ended March 31, 2003, and Market Leader, for the fiscal year ended August 31, 2003, that are incorporated by reference in the Statement of Additional

Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Growth will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.


                             AVAILABLE INFORMATION

     Additional information about Market Leader and Growth is available, as applicable, in the following documents which are incorporated herein by reference: (i) Growth's Prospectus dated May 30, 2003 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 14 to Growth's Registration Statement on Form N-1A (File Nos. 33-45450; 811-6551); (ii) Growth's Annual Report for its fiscal year ended March 31, 2003, accompanying this Proxy Statement and Prospectus; (iii) Growth's succeeding Semi-Annual Report for the six months ended September 30, 2003; (iv) Market Leader's Prospectus dated October 30, 2003 which Prospectus forms a part of Post-Effective Amendment No. 10 to Market Leader's Registration Statement on Form N-1A (File Nos. 333-15813; 811-7915); and (v) Market Leader's Annual Report for its fiscal year ended August 31, 2003. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).


     Market Leader and Growth are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Market Leader and Growth which are of public record can be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


                                OTHER BUSINESS

     Management of Market Leader knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Mary E. Mullin,
                                      Secretary


     , 2003

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 23rd day of October, 2003, by and between MORGAN STANLEY GROWTH FUND, a Massachusetts business trust ("Growth") and MORGAN STANLEY MARKET LEADER TRUST, a Massachusetts business trust ("Market Leader").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Growth of substantially all of the assets of Market Leader in exchange for the assumption by Growth of all stated liabilities of Market Leader and the issuance by Growth of shares of beneficial interest, par value $0.01 per share (the "Growth Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Market Leader in liquidation of Market Leader as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF MARKET LEADER

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Market Leader agrees to assign, deliver and otherwise transfer the Market Leader Assets (as defined in paragraph 1.2) to Growth and Growth agrees in exchange therefor to assume all of Market Leader's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Market Leader the number of Growth Shares, including fractional Growth Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Market Leader Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Market Leader, and any deferred or prepaid expenses shown as an asset on Market Leader's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Market Leader will provide Growth with a list of all of Market Leader's assets to be assigned, delivered and otherwise transferred to Growth and a list of the stated liabilities to be assumed by Growth pursuant to this Agreement. Market Leader reserves the right to sell any of the securities on such list but will not, without the prior approval of Growth, acquire any additional securities other than securities of the type in which Growth is permitted to invest and in amounts agreed to in writing by Growth. Growth will, within a reasonable time prior to the Valuation Date, furnish Market Leader with a statement of Growth's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Growth's investment objective, policies and restrictions. In the event that Market Leader holds any investments that Growth is not permitted to hold, Market Leader will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Market Leader and Growth, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Growth with respect to such investments, Market Leader if requested by Growth will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Market Leader will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Growth will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Market Leader prepared by the Treasurer of Market Leader as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Market Leader may establish a cash reserve, which shall not exceed 5% of Market Leader's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Market Leader and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Market Leader to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Market Leader will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Market Leader will distribute Growth Shares received by Market Leader pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Market Leader Shareholders"). Each Market Leader Shareholder will receive the class of shares of Growth that corresponds to the class of shares of Market Leader currently held by that Market Leader Shareholder. Accordingly, the Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Market Leader, respectively. Such distribution will be accomplished by an instruction, signed by Market Leader's Secretary, to transfer Growth Shares then credited to Market Leader's account on the books of Growth to open accounts on the books of Growth in the names of the Market Leader Shareholders and representing the respective pro rata number of Growth Shares due such Market Leader Shareholders. All issued and outstanding shares of Market Leader simultaneously will be canceled on Market Leader's books; however, share certificates representing interests in Market Leader will represent a number of Growth Shares after the Closing Date as determined in accordance with paragraph
2.3. Growth will issue certificates representing Growth Shares in connection with such exchange only upon the written request of a Market Leader Shareholder.

     1.6 Ownership of Growth Shares will be shown on the books of Growth's transfer agent. Growth Shares will be issued in the manner described in Growth's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Growth Shares in a name other than the registered holder of Growth Shares on Market Leader's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Growth Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Market Leader is and shall remain the responsibility of Market Leader up to and including the date on which Market Leader is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Market Leader shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Market Leader as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Market Leader, such entity shall either
(i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Market Leader for federal income tax purposes, or
(ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Market Leader shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph
1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of Market Leader in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Growth or their designee and Growth or its designee shall comply with applicable record retention requirements to which Market Leader is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Market Leader Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Market Leader of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Growth's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Growth Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Growth's then current Prospectus and Statement of Additional Information.

     2.3 The number of Growth Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Market Leader shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Growth (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Market Leader shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Growth. Growth shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Market Leader and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Growth, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Market Leader to the Custodian for the account of Growth on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Growth Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Growth and Market Leader, accurate appraisal of the value of the net assets of Growth or the Market Leader Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Market Leader shall deliver to Growth or its designee
(a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Market Leader Shareholders and the number and percentage ownership of outstanding Market Leader shares owned by each such Market Leader Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Market Leader Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Growth shall issue and deliver to such Secretary a confirmation evidencing delivery of Growth Shares to be credited on the Closing Date to Market Leader or provide evidence satisfactory to Market Leader that such Growth Shares have been credited to Market Leader's account on the books of Growth. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF GROWTH AND MARKET LEADER

     4.1 Except as otherwise expressly provided herein with respect to Market Leader, Growth and Market Leader each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Growth will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Growth Shares ("Registration Statement"). Market Leader will provide Growth with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Market Leader will further provide Growth with such other information and documents relating to Market Leader as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Market Leader will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Market Leader will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Growth will furnish Market Leader with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Growth as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Market Leader will assist Growth in obtaining such information as Growth reasonably requests concerning the beneficial ownership of Market Leader shares.

     4.5 Subject to the provisions of this Agreement, Growth and Market Leader will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Market Leader shall furnish or cause to be furnished to Growth within 30 days after the Closing Date a statement of Market Leader's assets and liabilities as of the Closing Date, which statement shall be certified by Market Leader's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Market Leader shall furnish Growth, in such form as is reasonably satisfactory to Growth, a statement certified by Market Leader's Treasurer of Market Leader's earnings and profits for Federal income tax purposes that will be carried over to Growth pursuant to
Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Market Leader (a) shall prepare and file all federal and other tax returns and reports of Market Leader required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Growth agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 Growth represents and warrants to Market Leader as follows:

     (a) Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Growth have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Growth are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Growth is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;


     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended March 31, 2003, of Growth audited by Deloitte & Touche LLP (copies of which will be furnished to Market Leader), fairly present, in all material respects, Growth's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Growth Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Growth's current Statement of Additional Information incorporated by reference in the Registration Statement. Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Growth, and this Agreement constitutes a valid and binding obligation of Growth enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Growth's performance of this Agreement;

     (j) Growth Shares to be issued and delivered to Market Leader, for the account of the Market Leader Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Growth Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

     (k) All material Federal and other tax returns and reports of Growth required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Growth has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Growth to continue to meet the requirements of Subchapter M of the Code;

     (m) Since March 31, 2003 there has been no change by Growth in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Growth for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Growth) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Market Leader represents and warrants to Growth as follows:

     (a) Market Leader is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Market Leader is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Market Leader have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Market Leader are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Market Leader is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Market Leader conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Market Leader is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Market Leader's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Market Leader is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Market Leader or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Market Leader knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Market Leader for the year ended August 31, 2003, audited by Deloitte

   & Touche LLP (copies of which have been or will be furnished to Growth) fairly present, in all material respects, Market Leader's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Market Leader (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Market Leader has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Market Leader are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Market Leader's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Market Leader does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Growth pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Market Leader, and subject to the approval of Market Leader's shareholders, this Agreement constitutes a valid and binding obligation of Market Leader, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Market Leader's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Market Leader required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Market Leader's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Market Leader has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Market Leader to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Market Leader will have good and valid title to the Market Leader Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Market Leader which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Growth will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Market Leader's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Growth Prospectus contained therein) will (i) comply in all material respects with the provisions of the

   1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Market Leader for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Market Leader will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Market Leader has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Market Leader is not acquiring Growth Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF MARKET LEADER

     The obligations of Market Leader to consummate the transactions provided for herein shall be subject, at its election, to the performance by Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Growth shall have delivered to Market Leader a certificate of its President and Treasurer, in a form reasonably satisfactory to Market Leader and dated as of the Closing Date, to the effect that the representations and warranties of Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Market Leader shall reasonably request;

     6.3 Market Leader shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Growth, dated as of the Closing Date, to the effect that:

     (a) Growth is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Market Leader, is a valid and binding obligation of Growth enforceable against Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Growth Shares to be issued to

   Market Leader Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Growth's Statement of Additional Information), and no shareholder of Growth has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Growth's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Growth's 12b-1 plan of distribution from those described in Growth's Prospectus dated May 30, 2003 and Statement of Additional Information dated May 30, 2003.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF GROWTH

     The obligations of Growth to complete the transactions provided for herein shall be subject, at its election, to the performance by Market Leader of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Market Leader contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Market Leader shall have delivered to Growth at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Growth and dated as of the Closing Date, to the effect that the representations and warranties of Market Leader made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Growth shall reasonably request;

     7.3 Market Leader shall have delivered to Growth a statement of the Market Leader Assets and its liabilities, together with a list of Market Leader's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Market Leader;

     7.4 Growth shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Market Leader, dated as of the Closing Date to the effect that:

     (a) Market Leader is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Market Leader is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Market Leader and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Growth, is a valid and binding obligation of Market Leader enforceable against Market Leader in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Market Leader's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Market Leader of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.5 On the Closing Date, the Market Leader Assets shall include no assets that Growth, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GROWTH AND MARKET LEADER

     The obligations of Market Leader and Growth hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Market Leader in accordance with the provisions of Market Leader's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Growth;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Growth or Market Leader to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Growth or Market Leader;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Market Leader shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Market Leader Shareholders all of Market Leader's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to Growth and Market Leader, which opinion may be relied upon by the shareholders of Market Leader, substantially to the effect that, for federal income tax purposes:

     (a) The transfer of Market Leader's assets in exchange for Growth Shares and the assumption by Growth of certain stated liabilities of Market Leader followed by the distribution by Market Leader of

   Growth Shares to the Market Leader Shareholders in exchange for their Market Leader shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Market Leader and Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Growth upon the receipt of the assets of Market Leader solely in exchange for Growth Shares and the assumption by Growth of the stated liabilities of Market Leader;

     (c) No gain or loss will be recognized by Market Leader upon the transfer of the assets of Market Leader to Growth in exchange for Growth Shares and the assumption by Growth of the stated liabilities or upon the distribution of Growth Shares to the Market Leader Shareholders in exchange for their Market Leader shares;

     (d) No gain or loss will be recognized by the Market Leader Shareholders upon the exchange of the Market Leader shares for Growth Shares;

     (e) The aggregate tax basis for Growth Shares received by each Market Leader Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Market Leader Shares held by each such Market Leader Shareholder immediately prior to the Reorganization;

     (f) The holding period of Growth Shares to be received by each Market Leader Shareholder will include the period during which the Market Leader Shares surrendered in exchange therefor were held (provided such Market Leader Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Market Leader acquired by Growth will be the same as the tax basis of such assets to Market Leader immediately prior to the Reorganization; and

     (h) The holding period of the assets of Market Leader in the hands of Growth will include the period during which those assets were held by Market Leader.

     Notwithstanding anything herein to the contrary, neither Growth nor Market Leader may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) Growth shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Market Leader shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Market Leader being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Market Leader's obligations specified in this Agreement), Market Leader's only obligation hereunder shall be to reimburse Growth for all reasonable out-of-pocket fees and expenses incurred by Growth in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Growth's obligations specified in this Agreement), Growth's only obligation hereunder shall be to reimburse Market Leader for all reasonable out-of-pocket fees and expenses incurred by Market Leader in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Market Leader hereunder shall not survive the dissolution and complete liquidation of Market Leader in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Market Leader and Growth;

     (b) by either Growth or Market Leader by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before March 31, 2004; or

     (c) by either Growth or Market Leader, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Market Leader shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
   (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Growth or Market Leader, or the trustees or officers of Growth or Market Leader, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Growth or Market Leader, or the trustees or officers of Growth or Market Leader, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Growth hereunder are solely those of Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Growth and signed by authorized officers of Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Market Leader hereunder are solely those of Market Leader. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Market Leader shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Market Leader and signed by authorized officers of Market Leader acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY MARKET LEADER TRUST



                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------

                                   Name:  Charles A. Fiumefreddo

                                   Title:    Chairman



                                MORGAN STANLEY GROWTH FUND



                                By:  /s/ BARRY FINK
                                   --------------------------------------------

                                   Name: Barry Fink

                                   Title:   Vice President

                                                                       Exhibit B

                                                   [MORGAN STANLEY LOGO OMITTED]


[GRAPHIC OMITTED]


Morgan Stanley Growth Fund

A mutual fund that seeks long-term growth of capital





                                                         Prospectus May 30, 2003











THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents



The Fund                    INVESTMENT OBJECTIVE ............................  1

                            PRINCIPAL INVESTMENT STRATEGIES .................  1

                            PRINCIPAL RISKS .................................  2

                            PAST PERFORMANCE ................................  2

                            FEES AND EXPENSES ...............................  4

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ......  5

                            ADDITIONAL RISK INFORMATION .....................  6

                            FUND MANAGEMENT .................................  7

Shareholder Information     PRICING FUND SHARES .............................  9

                            HOW TO BUY SHARES ...............................  9

                            HOW TO EXCHANGE SHARES .......................... 11

                            HOW TO SELL SHARES .............................. 12

                            DISTRIBUTIONS ................................... 14

                            TAX CONSEQUENCES ................................ 15

                            SHARE CLASS ARRANGEMENTS ........................ 16

Financial Highlights         ................................................ 24

Morgan Stanley Funds         ................................. INSIDE BACK COVER

         THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
           PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]


INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Growth Fund seeks long-term growth of capital.


[GRAPHIC OMITTED]


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(end sidebar)


The Fund will normally invest at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the Fund's "Sub-Advisor," Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth. The Sub-Advisor seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Sub-Advisor emphasizes individual security selection.

The Sub-Advisor may invest up to 25% of the Fund's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Sub-Advisor follows a flexible investment program in seeking to achieve the Fund's investment objective. The Sub-Advisor focuses on companies it believes have consistent or rising earning growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Sub-Advisor studies company developments, including business strategy, management focus and financial results. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Sub-Advisor generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


The Fund may also utilize forward foreign currency exchange contracts and convertible securities.


In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading or investment strategies while not using others.

[GRAPHIC OMITTED]


PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Other Risks. The performance of the Fund also will depend on whether the Sub-Advisor is successful in applying the Fund's investment strategies. The Fund is subject to other risks from its permissible investments including the risks associated with foreign securities and convertible securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.



[GRAPHIC OMITTED]


PAST PERFORMANCE
----------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.



Annual Total Returns This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[BAR CHART OMITTED]




  19.19%   -7.81%   24.54%   19.02%    21.91%    21.52%    39.56%   -12.05%  -16.05%  -28.59%

   1993      '94     '95      '96       '97      '98        '99      2000      '01    '02



The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2003 was 0.44%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 25.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -18.47% (quarter ended March 31, 2001).

Average Annual Total Returns This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
--------------------------------------------------------------------------------------------------------------------
                                                      PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------------------------------------------
 Class A1: Return Before Taxes                         -31.80%        -2.72%          --               -2.35%
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                      -22.09%        -0.58%          --               0.25%
--------------------------------------------------------------------------------------------------------------------
 Lipper Large-Cap Core Fund Index(3)                   -21.23%        -0.74%          --               -0.03%
--------------------------------------------------------------------------------------------------------------------
 Class B1: Return Before Taxes                         -32.16%        -2.46%        5.91%                --
--------------------------------------------------------------------------------------------------------------------
           Return After Taxes on Distributions(4)      -32.16%        -4.47%        4.13%                --
--------------------------------------------------------------------------------------------------------------------
           Return After Taxes on Distributions
           and Sale of Fund Shares                     -19.75%        -1.50%        4.99%                --
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                      -22.09%        -0.58%        9.35%                --
--------------------------------------------------------------------------------------------------------------------
 Lipper Large-Cap Core Fund Index(3)                   -21.23%        -0.74%        8.04%                --
--------------------------------------------------------------------------------------------------------------------
 Class C1: Return Before Taxes                         -29.13%        -2.37%          --               -2.08%
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                      -22.09%        -0.58%          --               0.25%
--------------------------------------------------------------------------------------------------------------------
 Lipper Large-Cap Core Fund Index(3)                   -21.23%        -0.74%          --               -0.03%
--------------------------------------------------------------------------------------------------------------------
 Class D1: Return Before Taxes                         -27.89%        -1.45%          --               -1.15%
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                      -22.09%        -0.58%          --               0.25%
--------------------------------------------------------------------------------------------------------------------
 Lipper Large-Cap Core Fund Index(3)                   -21.23%        -0.74%          --               -0.03%
--------------------------------------------------------------------------------------------------------------------



(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on May 29, 1992.

(2) The Standard and Poor's (Registered Trademark) 500 Index (S&P 500) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Large-Cap Core Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

The above table shows after tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[GRAPHIC OMITTED]


FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended March 31, 2003.
(end sidebar)



                                                     CLASS A      CLASS B      CLASS C     CLASS D
---------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)     None         None       None
---------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)      5.00%(3)     1.00%(4)   None
---------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
  Management fee                                      0.80%        0.80%        0.80%      0.80%
---------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.19%        1.00%        0.99%      None
---------------------------------------------------------------------------------------------------
  Other expenses                                      0.19%        0.19%        0.19%      0.19%
---------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                1.18%        1.99%        1.98%      0.99%
---------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.



                       IF YOU SOLD YOUR SHARES:                        IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------   --------------------------------------------
 Class A     $639       $880        $1,140      $1,882       $639       $880        $1,140      $1,882
----------------------------------------------------------   --------------------------------------------
 Class B     $702       $924        $1,273      $2,317       $202       $624        $1,073      $2,317
----------------------------------------------------------   --------------------------------------------
 Class C     $301       $621        $1,068      $2,306       $201       $621        $1,068      $2,306
----------------------------------------------------------   --------------------------------------------
 Class D     $101       $315        $  547      $1,213       $101       $315        $  547      $1,213
----------------------------------------------------------   --------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.



[GRAPHIC OMITTED]


ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.


Forward Foreign Currency Exchange Contracts. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Convertible Securities. The Fund may invest a portion of its assets in convertible debt securities. Up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]


ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. In addition, underlying securities represented by depositary receipts generally will be denominated in foreign currencies. If the value of the local foreign currency underlying the Fund's foreign holdings falls relative to the U.S. dollar, the U.S. dollar value of the foreign security (or depositary receipt) will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

Convertible Securities. The Fund may invest a portion of its assets in convertible securities, which are debt or preferred securities that generally pay interest or dividends and may be converted into common stock. The securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.



[GRAPHIC OMITTED]



FUND MANAGEMENT
---------------

(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of April 30, 2003.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services and manage its business affairs. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Inc. -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Sub-Advisor, together with its institutional investment management affiliates, managed assets of $177 billion as of April 30, 2002 for U.S. corporate and public employee benefit plans, investment companies, endowments, foundations and high net worth individuals. The Sub-Advisor also is a wholly-owned subsidiary of Morgan Stanley. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed within the Large Cap Growth team. Current members of the team include William Auslander, a Managing Director of the Sub-Advisor, and Jefferey Alvino, an Executive Director of the Sub-Advisor.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended March 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.80% of the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor compensation equal to 40% of its compensation.

Shareholder Information


[GRAPHIC OMITTED]


PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.



[GRAPHIC OMITTED]



HOW TO BUY SHARES
-----------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidbar)


MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                        MINIMUM INVESTMENT
INVESTMENT OPTIONS                                      INITIAL    ADDITIONAL
--------------------------------------------------------------------------------
  Regular Accounts                                      $ 1,000     $  100
--------------------------------------------------------------------------------
  Individual Retirement Account                         $ 1,000     $  100
--------------------------------------------------------------------------------
  Coverdell Education Savings Account                   $   500     $  100
--------------------------------------------------------------------------------
  EasyInvest(SM)                                        $   100*    $  100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
--------------------------------------------------------------------------------


*    Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o    Make out a check for the total amount payable to: Morgan Stanley Growth
     Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]


HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]


HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
------------------ ---------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
------------------ ---------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
---------------- --------------------------------------------------------------------------------------------------
By Letter        You can also sell your shares by writing a "letter of instruction" that includes:
                   o  your account number;
[GRAPHIC OMITTED]  o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                 --------------------------------------------------------------------------------------------------
                 If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 --------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 --------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
---------------- --------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or
[GRAPHIC OMITTED]annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                 --------------------------------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 --------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
---------------- --------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]


DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will usually be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]


TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]


SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12b-1 FEE
---------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year.                                                                 0.25%
---------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.              1.00%
---------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                        1.00%
---------------------------------------------------------------------------------------------------------------
  D       None                                                                                   None
---------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

                                                  FRONT-END SALES CHARGE
-------------------------------------------------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------
  Less than $25,000                             5.25%                 5.54%
-------------------------------------------------------------------------------------
  $25,000 but less than $50,000                 4.75%                 4.99%
-------------------------------------------------------------------------------------
  $50,000 but less than $100,000                4.00%                 4.17%
-------------------------------------------------------------------------------------
  $100,000 but less than $250,000               3.00%                 3.09%
-------------------------------------------------------------------------------------
  $250,000 but less than $500,000               2.50%                 2.56%
-------------------------------------------------------------------------------------
  $500,000 but less than $1 million             2.00%                 2.04%
-------------------------------------------------------------------------------------
  $1 million and over                           0.00%                 0.00%
-------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. (Morgan Stanley DW) or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.


o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
  First                                      5.0%
--------------------------------------------------------------------------------
  Second                                     4.0%
--------------------------------------------------------------------------------
  Third                                      3.0%
--------------------------------------------------------------------------------
  Fourth                                     2.0%
--------------------------------------------------------------------------------
  Fifth                                      2.0%
--------------------------------------------------------------------------------
  Sixth                                      1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                     None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:


o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect, the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The

CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.


Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES)   The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED MARCH 31,
                                                     ---------------------------------------------------------------------
                                                         2003           2002           2001           2000          1999
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $12.58          $12.60        $22.32          $17.34       $15.17
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              0.00           (0.04)        (0.06)          (0.09)       (0.05)
   Net realized and unrealized gain (loss)              (3.17)           0.09         (6.82)           6.89         2.55
                                                       ------          ------        ------          ------       ------
 Total income (loss) from investment operations         (3.17)           0.05         (6.88)           6.80         2.50
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                 --           (0.07)        (2.84)          (1.82)       (0.33)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 9.41          $12.58        $12.60          $22.32       $17.34
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         (25.20)%          0.36%       (34.32)%         42.32%       16.87%
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                1.18 %          1.18 %        1.11 %          1.13 %       1.19 %
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                    (0.06)%         (0.35)%       (0.34)%         (0.48)%      (0.29)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $32,091         $17,611       $11,824         $14,947       $4,987
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  155 %            95 %          67 %            81 %        113 %
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED MARCH 31,
                                                  ------------------------------------------------------------------------
                                                       2003          2002          2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $12.24        $12.35        $22.04            $17.20      $15.12
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.09)        (0.14)        (0.15)            (0.15)      (0.11)
   Net realized and unrealized gain (loss)             (3.07)         0.10         (6.70)             6.81        2.52
                                                      ------        ------        ------            ------      ------
 Total income (loss) from investment operations        (3.16)        (0.04)        (6.85)             6.66        2.41
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                --         (0.07)        (2.84)            (1.82)      (0.33)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $ 9.08        $12.24        $12.35            $22.04      $17.20
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (25.82)%       (0.44)%      (34.61)%           41.82 %     16.32 %
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.99          1.94          1.59              1.48        1.60 %
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (0.87)%       (1.11)%       (0.82)%           (0.83)%     (0.70)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $381,478      $714,513      $867,382        $1,326,846    $913,060
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 155 %          95 %          67 %              81 %       113 %
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEAR ENDED MARCH 31,
                                                    ----------------------------------------------------------------------
                                                         2003           2002            2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $12.07         $12.16          $21.80         $17.09      $15.08
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.08)         (0.11)          (0.19)         (0.23)      (0.16)
   Net realized and unrealized gain (loss)               (3.03)          0.09           (6.61)          6.76        2.50
                                                        ------         ------          ------         ------      -------
 Total income (loss) from investment operations          (3.11)         (0.02)          (6.80)          6.53        2.34
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --          (0.07)          (2.84)         (1.82)      (0.33)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 8.96         $12.07          $12.16         $21.80       $17.09
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (25.77)%        (0.20)%        (34.82)%        41.29 %      15.90 %
--------------------------------------------------------------------------------------------------------------------------
 RATIO TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.98           1.73            1.88           1.89         1.94
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.86)%        (0.90)%         (1.11)%        (1.24)%      (1.04)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $8,563        $14,095         $14,490        $11,848       $3,041
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   155 %           95 %            67 %           81 %       113 %
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares
--------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEAR ENDED MARCH 31,
                                                     ---------------------------------------------------------------------
                                                         2003            2002            2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $12.76          $12.75          $22.49        $17.41       $15.21
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)[+/+]                      0.01           (0.01)          (0.02)        (0.04)       (0.01)
   Net realized and unrealized gain (loss)               (3.21)           0.09           (6.88)         6.94         2.54
                                                        ------          ------          ------        ------       ------
 Total income (loss) from investment operations          (3.20)           0.08           (6.90)         6.90         2.53
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (0.07)          (2.84)        (1.82)       (0.33)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 9.56          $12.76          $12.75        $22.49       $17.41
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (25.08)%          0.59 %        (34.14)%       42.75 %      17.02 %
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.99            0.94 %          0.88 %        0.89 %       0.94 %
--------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                             0.13 %         (0.11)%         (0.11)%       (0.24)%      (0.04)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $108,481        $133,653         $79,666       $12,702      $1,563
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   155 %            95 %            67 %          81 %       113 %
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes


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28

  Morgan Stanley Funds
--------------------------------------------------------------------------------

o     GLOBAL/INTERNATIONAL FUNDS


      European Growth Fund


      Fund of Funds - International Portfolio


      Global Advantage Fund


      Global Dividend Growth Securities


      International Fund


      International SmallCap Fund

      International Value Equity Fund

      Japan Fund

      Latin American Growth Fund

      Pacific Growth Fund

o     GROWTH FUNDS

      21st Century Trend Fund

      Aggressive Equity Fund

      All Star Growth Fund

      American Opportunities Fund


      Capital Opportunities Trust


      Developing Growth Securities Trust


      Growth Fund

      KLD Social Index Fund

      Market Leader Trust

      Nasdaq-100 Index Fund

      New Discoveries Fund


      Next Generation Trust


      Small-Mid Special Value Fund

      Special Growth Fund


      Special Value Fund


      Tax-Managed Growth Fund


o     GROWTH + INCOME FUNDS


      Allocator Fund

      Balanced Growth Fund


      Balanced Income Fund

      Convertible Securities Trust

      Dividend Growth Securities

      Equity Fund

      Fund of Funds - Domestic Portfolio


      Fundamental Value Fund


      Income Builder Fund


      Mid-Cap Value Fund

      S&P 500 Index Fund


      S&P 500 Select Fund

      Strategist Fund

      Total Market Index Fund

      Total Return Trust


      Value Fund

      Value-Added Market Series -- Equity Portfolio


o    INCOME FUNDS


      Federal Securities Trust

      Flexible Income Trust


      High Yield Securities


      Limited Duration Fund(NL)

      Limited Duration U.S. Treasury Trust


      Liquid Asset Fund (MM)


      Quality Income Trust

      U.S. Government Money Market Trust (MM)


      U.S. Government Securities Trust


o    SPECIALTY FUNDS

      Biotechnology Fund

      Financial Services Trust

      Global Utilities Fund

      Health Sciences Trust

      Information Fund

      Natural Resource Development Securities

      Real Estate Fund

      Technology Fund

      Utilities Fund


o    TAX-FREE INCOME FUNDS

      California Tax-Free Daily Income Trust (MM)

      California Tax-Free Income Fund

      Hawaii Municipal Trust (FSC)

      Limited Term Municipal Trust (NL)

      Multi-State Municipal Series Trust (FSC)

      New York Municipal Money Market Trust (MM)

      New York Tax-Free Income Fund

      Tax-Exempt Securities Trust

      Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------


There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                              www.morganstanley.com

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

 Class A:                      GRTAX
----------------------------------------
 Class B:                      GRTBX
----------------------------------------

 Class C:                      GRTCX
----------------------------------------
 Class D:                      GRTDX
----------------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6551)

CLF #39977


[MORGAN STANLEY LOGO OMITTED]

       Morgan Stanley
       Growth Fund


       A mutual fund that seeks
       long-term growth of capital



                                                       Prospectus | May 30, 2003



[GRAPHIC OMITTED]

Morgan Stanley Growth Fund
LETTER TO THE SHAREHOLDERS [ ] MARCH 31, 2003

Dear Shareholder:

The 12-month period ended March 31, 2003 remained a volatile environment for growth investors. Following a broad-based decline during the third quarter of 2002, the markets, led by technology stocks, rebounded during the fourth quarter. Most of the market strength occurred in October and November, led by semiconductors, software and telecommunications. The market seemed to react favorably to several factors including more positive third-quarter earnings announcements, the Federal Reserve Board's decision to cut short-term interest rates by 50 basis points, as well as mid-term election results, in which the Republican Party increased its House majority and gained control of the Senate. However, stocks gave back some of their gains during December and January, amid escalating geopolitical uncertainty with respect to Iraq and North Korea. Concerns remained about the psychology of the consumer, especially in light of unemployment levels, which hit an eight-year high of six percent. In addition, energy prices rose sharply triggered by increased tensions with Iraq and an oil strike in Venezuela.

The first quarter of 2003 began under a continued cloud of global uncertainty. Once it became clear that diplomacy would not resolve the Iraq situation and war was imminent, the market rallied as many sidelined investors decided to participate. From that point on, day-to-day market volatility appeared to be highly correlated to the latest war report. Consumer sentiment, measured by the University of Michigan, improved during February and March, but remained historically low. Mortgage refinance applications averaged roughly 8,800 over the last three weeks of the quarter, exceeding prior record levels of 6,800 reached last October.

Performance and Portfolio Strategy

For the 12-month period ended March 31, 2003, Morgan Stanley Growth Fund's Class A, B, C and D shares posted total returns of -25.20 percent, -25.82 percent, -25.77 percent and -25.08 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500) returned -24.76 percent and the Lipper Large-Cap Core Fund Index returned -23.73 percent. The performance of the Fund's four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results.

The Fund underperformed its benchmark, the S&P 500, due to both stock selection and sector allocation. Weak performances from consumer discretionary stocks were among the Fund's largest detractors. Within consumer discretionary, retailers experienced a sluggish sales environment. Wal-Mart came in lower than expected under difficult business conditions. In addition to the soft retail environment, Home Depot has seen its momentum slow in recent quarters. Despite its struggles, we believe that Home Depot should remain very profitable and is capable of generating substantial free cash flow. Moreover, many of Home Depot's stores will be renovated to fend off increasing competition from Lowes.

Morgan Stanley Growth Fund
LETTER TO THE SHAREHOLDERS [ ] MARCH 31, 2003 continued

Technology, the Fund's second largest sector weighting and overweight relative to the technology stock weighting in the S&P 500, detracted from performance. Microsoft, Dell, Cisco, Intel, and IBM represented the largest percentage of our technology investment. We believe these dominant players will continue to take market share from their smaller rivals and are well positioned to benefit from a recovery in technology. Healthcare is an area where we are finding growth prospects in the areas of pharmaceutical and biotechnology companies. Our overweighting in this area contributed to relative performance. Merck benefited from an early FDA approval for a new cholesterol-lowering drug called Zetia. Amgen experienced impressive sales for new products that include Aranesp and Neulasta.

The industrials sector contributed to performance primarily due to stock selection. A slight underweighting relative to the S&P 500 also contributed to performance. Early in the period, General Electric experienced a cyclical downturn in its power systems business and its insurance business was down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events. The stock reacted adversely but rebounded during the first quarter of 2003. We began selling General Electric on strength. We also increased our position in United Technologies, which had a slight positive impact on the the Fund's relative return. We have also been increasing our position in Lockheed Martin, taking advantage of recent weakness. We believe the company's fundamentals are very strong and we have confidence in their earnings visibility for the next several years. Although some of its peers have pension expense problems, Lockheed is more favorably situated with regard to this issue because of its extensive government contracts. Under these contracts, the government pays for pension expense as a cost of doing business.

The telecommunications sector's weakness continued during the period, making it the second worst performing segment of the S&P 500 during the quarter. However, strong stock selection and the Fund's significant underweighting of this sector added to the Fund's relative performance. AT&T Wireless Services, Verizon Communications and Nextel Communications, were among the stronger performers in the sector. They recently benefited from stable to rising prices and positive subscription trends.

Looking Ahead

The successful conclusion of the war in Iraq has eliminated one major uncertainty hampering the markets. However, there is little clarity on the lasting effects or economic impact of the war. From the start of the conflict through quarter-end, we saw the market trade up and down on war reports and we expect that to continue. Industry and company fundamentals have deteriorated broadly over the last several weeks. Media companies, which had been strong, deteriorated rapidly and significantly. In technology areas such as software, a significant portion of sales typically occurs in the final month of each quarter and as a result of the war, there are fewer salesmen traveling to close deals and more customers taking a wait and see attitude. We have seen some slowdown in consumer behavior, but mortgage

Morgan Stanley Growth Fund
LETTER TO THE SHAREHOLDERS [ ] MARCH 31, 2003 continued

refinancing on the heels of lower interest rates has until recently been a powerful catalyst. We remain cautiously optimistic in the face of uncertainty and pessimism and continue to focus our efforts on intense company research.

We appreciate your ongoing support of Morgan Stanley Growth Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
--------------------------               ----------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO








ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Growth Fund
FUND PERFORMANCE [ ] MARCH 31, 2003

[GRAPHIC OMITTED]
                           GROWTH OF $10,000 CLASS--B

           DATE                  FUND        S&P 500(4)  LIPPER(5)
           ----                  ----        -------     ------
           March 31, 1993       10,000       10,000      10,000
           March 31, 1994       10,746       10,147      10,327
           March 31, 1995       10,755       11,727      11,406
           March 31, 1996       13,410       15,492      14,647
           March 31, 1997       14,524       18,563      16,833
           March 31, 1998       20,713       27,472      24,484
           March 31, 1999       24,094       32,540      28,571
           March 31, 2000       34,170       38,378      34,077
           March 31, 2001       22,345       30,056      26,501
           March 31, 2002       22,246       30,134      26,406
           March 31, 2003       16,503(3)    22,674      20,139

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


           AVERAGE ANNUAL TOTAL RETURNS -- PERIOD ENDED MARCH 31, 2003
--------------------------------------------------------------------------------

                          Class A Shares*
-------------------------------------------------------------------
1 Year                              (25.20)%(1)        (29.13)%(2)
5 Years                              (3.89)%(1)         (4.92)%(2)
Since Inception (7/28/97)            (1.20)%(1)         (2.14)%(2)

                         Class B Shares**
-------------------------------------------------------------------
1 Year                              (25.82)%(1)        (29.53)%(2)
5 Years                              (4.44)%(1)         (4.73)%(2)
10 Years                              5.14 %(1)          5.14 %(2)

                         Class C Shares+
-------------------------------------------------------------------
1 Year                              (25.77)%(1)        (26.51)%(2)
5 Years                              (4.59)%(1)         (4.59)%(2)
Since Inception (7/28/97)            (1.91)%(1)         (1.91)%(2)

                         Class D Shares++
-------------------------------------------------------------------
1 Year                              (25.08)%(1)
5 Years                              (3.68)%(1)
Since Inception (7/28/97)            (0.97)%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on March 31, 2003.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Large-Cap Core Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
*    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS [ ] MARCH 31, 2003

      NUMBER OF
       SHARES                                                      VALUE
--------------------                                       --------------------
                       Common Stocks (96.4%)
                       Aerospace & Defense (1.9%)
179,150                Lockheed Martin Corp. ...........   $  8,518,583
 47,900                Raytheon Co. ....................      1,358,923
                                                           ------------
                                                              9,877,506
                                                           ------------
                       Apparel/Footwear Retail (0.6%)
104,400                Limited Brands, Inc. ............      1,343,628
110,075                TJX Companies, Inc. (The) .......      1,937,320
                                                           ------------
                                                              3,280,948
                                                           ------------
                       Beverages: Alcoholic (0.4%)
 45,065                Anheuser-Busch Companies,
                       Inc. ............................      2,100,480
                                                           ------------
                       Beverages: Non-Alcoholic (1.8%)
237,364                Coca-Cola Co. (The) .............      9,608,495
                                                           ------------
                       Biotechnology (2.9%)
192,439                Amgen Inc.* .....................     11,074,864
 45,600                Celgene Corp.* ..................      1,189,248
 68,001                Gilead Sciences, Inc.* ..........      2,855,362
                                                           ------------
                                                             15,119,474
                                                           ------------
                       Broadcasting (1.4%)
 80,100                Clear Channel
                       Communications, Inc.* ...........      2,716,992
143,075                Univision Communications,
                       Inc. (Class A)* .................      3,506,768
 54,000                USA Interactive* ................      1,446,660
                                                           ------------
                                                              7,670,420
                                                           ------------
                       Cable/Satellite TV (0.5%)
 98,600                EchoStar Communications
                       Corp. (Class A)* ................      2,847,568
                                                           ------------
                       Computer Communications (2.3%)
935,827                Cisco Systems, Inc.* ............     12,072,168
                                                           ------------
                       Computer Peripherals (0.3%)
201,150                EMC Corp.* ......................      1,454,314
                                                           ------------
                       Computer Processing
                       Hardware (1.8%)
310,096                Dell Computer Corp.* ............      8,468,722
 68,250                Hewlett-Packard Co. .............      1,061,287
                                                           ------------
                                                              9,530,009
                                                           ------------


      NUMBER OF
       SHARES                                                      VALUE
--------------------                                       --------------------
                       Data Processing Services (1.1%)
 34,250                Automatic Data Processing,
                       Inc. ............................   $  1,054,558
 94,944                First Data Corp. ................      3,513,877
 39,900                SunGard Data Systems Inc.*.......        849,870
                                                           ------------
                                                              5,418,305
                                                           ------------
                       Department Stores (0.9%)
 79,250                Kohl's Corp.* ...................      4,483,965
                                                           ------------
                       Discount Stores (4.4%)
 67,041                Costco Wholesale Corp.* .........      2,013,241
 81,600                Target Corp. ....................      2,387,616
359,653                Wal-Mart Stores, Inc. ...........     18,712,746
                                                           ------------
                                                             23,113,603
                                                           ------------
                       Drugstore Chains (0.5%)
 88,325                Walgreen Co. ....................      2,603,821
                                                           ------------
                       Electronic Components (0.2%)
 68,980                Jabil Circuit, Inc.* ............      1,207,150
                                                           ------------
                       Electronic Production
                       Equipment (0.8%)
229,626                Applied Materials, Inc.* ........      2,888,695
 56,500                Novellus Systems, Inc.* .........      1,540,755
                                                           ------------
                                                              4,429,450
                                                           ------------
                       Finance/Rental/Leasing (2.2%)
218,600                Freddie Mac .....................     11,607,660
                                                           ------------
                       Financial Conglomerates (5.9%)
132,550                American Express Co. ............      4,404,636
624,666                Citigroup, Inc. .................     21,519,744
218,100                J.P. Morgan Chase & Co. .........      5,171,151
                                                           ------------
                                                             31,095,531
                                                           ------------
                       Food: Major Diversified (1.8%)
 91,200                Kraft Foods Inc. (Class A) ......      2,571,840
173,525                PepsiCo, Inc. ...................      6,941,000
                                                           ------------
                                                              9,512,840
                                                           ------------
                       Home Improvement Chains (2.0%)
304,257                Home Depot, Inc. (The) ..........      7,411,701
 81,200                Lowe's Companies, Inc. ..........      3,314,584
                                                           ------------
                                                             10,726,285
                                                           ------------

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS [ ] MARCH 31, 2003 continued

      NUMBER OF
       SHARES                                                        VALUE
--------------------                                         --------------------
                       Hospital/Nursing Management (1.1%)
    138,575            HCA Inc. ..........................   $  5,731,462
                                                             ------------
                       Household/Personal Care (3.9%)
     74,070            Colgate-Palmolive Co. .............      4,032,371
     75,900            Gillette Co. (The) ................      2,348,346
    159,437            Procter & Gamble Co. (The) ........     14,197,865
                                                             ------------
                                                               20,578,582
                                                             ------------
                       Industrial Conglomerates (5.8%)
     56,950            3M Co. ............................      7,405,209
    836,550            General Electric Co. ..............     21,332,025
     34,050            United Technologies Corp. .........      1,967,409
                                                             ------------
                                                               30,704,643
                                                             ------------
                       Information Technology Services (1.5%)
    102,500            International Business
                       Machines Corp. ....................      8,039,075
                                                             ------------
                       Integrated Oil (2.5%)
    381,600            Exxon Mobil Corp. .................     13,336,920
                                                             ------------
                       Investment Banks/Brokers (1.2%)
     80,704            Goldman Sachs Group, Inc.
                       (The) .............................      5,494,328
    155,600            Schwab (Charles) Corp. (The).......      1,123,432
                                                             ------------
                                                                6,617,760
                                                             ------------
                       Major Banks (1.6%)
    179,025            Bank of New York Co., Inc.
                       (The) .............................      3,670,012
    102,500            Wells Fargo & Co. .................      4,611,475
                                                             ------------
                                                                8,281,487
                                                             ------------
                       Major Telecommunications (1.3%)
    197,530            Verizon Communications Inc.........      6,982,685
                                                             ------------
                       Managed Health Care (0.8%)
     46,000            UnitedHealth Group Inc. ...........      4,216,820
                                                             ------------
                       Media Conglomerates (0.9%)
    130,525            Viacom, Inc. (Class B) * ..........      4,766,773
                                                             ------------
                       Medical Distributors (0.5%)
     50,600            Cardinal Health, Inc. .............      2,882,682
                                                             ------------


      NUMBER OF
       SHARES                                                        VALUE
--------------------                                         --------------------
                       Medical Specialties (1.7%)
    174,664            Medtronic, Inc. ...................   $  7,880,840
     26,150            St. Jude Medical, Inc.* ...........      1,274,812
                                                             ------------
                                                                9,155,652
                                                             ------------
                       Motor Vehicles (0.4%)
     47,400            Harley-Davidson, Inc. .............      1,882,254
                                                             ------------
                       Multi-Line Insurance (3.3%)
    348,474            American International Group,
                       Inc. ..............................     17,232,039
                                                             ------------
                       Oil & Gas Production (0.5%)
     51,400            Burlington Resources, Inc. ........      2,452,294
                                                             ------------
                       Oilfield Services/Equipment (3.0%)
    183,993            Baker Hughes Inc. .................      5,506,910
    174,550            BJ Services Co.* ..................      6,002,775
    128,300            Smith International, Inc.* ........      4,520,009
                                                             ------------
                                                               16,029,694
                                                             ------------
                       Other Consumer Services (1.2%)
     16,400            Apollo Group, Inc. (Class A)*......        818,360
     28,300            eBay, Inc.* .......................      2,413,707
     72,060            Weight Watchers International,
                       Inc.* .............................      3,318,363
                                                             ------------
                                                                6,550,430
                                                             ------------
                       Packaged Software (8.4%)
     44,350            Intuit Inc.* ......................      1,649,820
  1,427,400            Microsoft Corp. ...................     34,557,354
    456,872            Oracle Corp.* .....................      4,956,604
     32,800            Symantec Corp.* ...................      1,285,104
    130,200            VERITAS Software Corp.* ...........      2,288,916
                                                             ------------
                                                               44,737,798
                                                             ------------
                       Pharmaceuticals: Major (13.8%)
    146,178            Abbott Laboratories ...............      5,497,755
     96,850            Bristol-Myers Squibb Co. ..........      2,046,440
    297,699            Johnson & Johnson .................     17,227,841
     71,050            Lilly (Eli) & Co. .................      4,060,507
    170,043            Merck & Co., Inc. .................      9,314,956
    723,050            Pfizer, Inc. ......................     22,530,238
    164,496            Pharmacia Corp. ...................      7,122,677
    147,385            Wyeth, Inc. .......................      5,574,101
                                                             ------------
                                                               73,374,515
                                                             ------------

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS [ ] MARCH 31, 2003 continued

 NUMBER OF
  SHARES                                               VALUE
----------                                        ---------------
             Pharmaceuticals:
             Other (0.3%)
 33,500      Forest Laboratories, Inc.* .......   $  1,807,995
                                                  ------------
             Publishing:
             Newspapers (0.5%)
 33,850      Gannett Co., Inc. ................      2,384,056
                                                  ------------
             Recreational Products (0.5%)
 46,200      Electronic Arts Inc.* ............      2,709,168
                                                  ------------
             Restaurants (0.9%)
 82,375      Wendy's International, Inc. ......      2,266,136
106,250      Yum! Brands, Inc.* ...............      2,585,063
                                                  ------------
                                                     4,851,199
                                                  ------------
             Semiconductors (4.9%)
842,700      Intel Corp. ......................     13,719,156
106,775      Linear Technology Corp. ..........      3,296,144
 51,350      Maxim Integrated Products,
             Inc. .............................      1,854,762
 54,330      Microchip Technology Inc. ........      1,081,167
264,779      Texas Instruments, Inc. ..........      4,334,432
 66,700      Xilinx, Inc.* ....................      1,561,447
                                                  ------------
                                                    25,847,108
                                                  ------------
             Specialty Stores (0.7%)
 70,200      Bed Bath & Beyond Inc.* ..........      2,424,708
 58,878      Tiffany & Co. ....................      1,471,950
                                                  ------------
                                                     3,896,658
                                                  ------------
             Telecommunication
             Equipment (0.7%)
107,010      QUALCOMM Inc. ....................      3,858,781
                                                  ------------
             Tobacco (0.4%)
 77,103      Altria Group, Inc. ...............      2,310,006
                                                  ------------
             Wireless
             Telecommunications (0.4%)
344,550      AT&T Wireless Services Inc.*......      2,274,030
                                                  ------------
             Total Common Stocks
             (Cost $534,449,698)...............    511,252,558
                                                  ------------



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                        VALUE
-----------                                  ---------------
              Short-Term Investment (0.2%)
              Repurchase Agreement
$   1,108     Joint repurchase agreement
              account 1.345% due
              04/01/03 (dated
              03/31/03; proceeds
              $1,108,041) (a)
              (Cost $1,108,000) ..........   $  1,108,000
                                             ------------



Total Investments
(Cost $535,557,698) (b).........    96.6%         512,360,558
Other Assets in Excess of
Liabilities ....................     3.4           18,252,114
                                   ------         -----------
Net Assets .....................   100.0%        $530,612,672
                                   ======        ============

---------------------------
*    Non-income producing security.
(a)  Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes is $615,690,584. The aggregate gross unrealized appreciation is $12,602,174 and the aggregate gross unrealized depreciation is $115,932,200, resulting in net unrealized depreciation of $103,330,026.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2003


Assets:
Investments in securities, at value
  (cost $535,557,698)............................   $512,360,558
Receivable for:
     Litigation settlement ......................     13,159,136
     Investments sold ...........................      9,829,483
     Shares of beneficial interest sold .........        514,700
     Dividends ..................................        437,380
Prepaid expenses and other assets ...............         62,443
                                                    ------------
   Total Assets .................................    536,363,700
                                                    ------------
Liabilities:
Payable for:
     Investments purchased ......................      4,460,950
     Shares of beneficial interest
        redeemed ................................        515,819
     Investment management fee ..................        354,369
     Distribution fee ...........................        332,804
Accrued expenses and other payables .............         87,086
                                                    ------------
   Total Liabilities ............................      5,751,028
                                                    ------------
   Net Assets ...................................   $530,612,672
                                                    ============
Composition of Net Assets:
Paid-in-capital .................................   $774,706,516
Net unrealized depreciation .....................    (23,197,140)
Accumulated net realized loss ...................   (220,896,704)
                                                    ------------
   Net Assets ...................................   $530,612,672
                                                    ============
Class A Shares:
Net Assets ......................................   $ 32,091,216
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      3,410,046
   Net Asset Value Per Share ....................   $       9.41
                                                    ============
   Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
        asset value) ............................   $       9.93
                                                    ============
Class B Shares:
Net Assets ......................................   $381,477,939
Shares Outstanding (unlimited authorized,
  $.01 par value)................................     42,007,506
   Net Asset Value Per Share ....................   $       9.08
                                                    ============
Class C Shares:
Net Assets ......................................   $  8,562,790
Shares Outstanding (unlimited authorized,
  $.01 par value)................................        955,714
   Net Asset Value Per Share ....................   $       8.96
                                                    ============
Class D Shares:
Net Assets ......................................   $108,480,727
Shares Outstanding (unlimited authorized,
  $.01 par value)................................     11,347,258
   Net Asset Value Per Share ....................   $       9.56
                                                    ============

Statement of Operations
For the year ended March 31, 2003

Net Investment Loss:
Income
Dividends .....................................   $   6,700,035
Interest ......................................         432,657
                                                  -------------
   Total Income ...............................       7,132,692
                                                  -------------
Expenses
Investment management fee .....................       5,105,420
Distribution fee (Class A shares) .............          45,355
Distribution fee (Class B shares) .............       4,821,627
Distribution fee (Class C shares) .............         100,533
Transfer agent fees and expenses ..............         960,650
Shareholder reports and notices ...............          86,554
Registration fees .............................          65,342
Professional fees .............................          56,189
Custodian fees ................................          45,718
Trustees' fees and expenses ...................          13,618
Other .........................................          15,772
                                                  -------------
   Total Expenses .............................      11,316,778
                                                  -------------
   Net Investment Loss ........................      (4,184,086)
                                                  -------------
Net Realized and Unrealized Loss:
Net realized loss* ............................    (164,049,731)
Net change in unrealized appreciation .........     (52,355,949)
                                                  -------------
   Net Loss ...................................    (216,405,680)
                                                  -------------
Net Decrease ..................................   $(220,589,766)
                                                  =============

--------------------------
* Includes the proceeds from the settlement of a class action suit of $13,159,136 involving a security formerly held by the Fund.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                  ENDED             ENDED
                                                                             MARCH 31, 2003     MARCH 31, 2002
                                                                            ----------------   ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .....................................................    $   (4,184,086)    $  (9,254,270)
Net realized loss .......................................................      (164,049,731)      (39,440,349)
Net change in unrealized appreciation/depreciation ......................       (52,355,949)       45,240,912
                                                                             --------------     -------------
  Net Decrease ..........................................................      (220,589,766)       (3,453,707)
                                                                             --------------     -------------
Distributions to Shareholders from Net Realized Gain:
Class A shares ..........................................................                 -           (60,301)
Class B shares ..........................................................                 -        (4,831,591)
Class C shares ..........................................................                 -           (86,029)
Class D shares ..........................................................                 -          (542,712)
                                                                             --------------     -------------
  Total Distributions ...................................................                 -        (5,520,633)
                                                                             --------------     -------------
Net decrease from transactions in shares of beneficial interest .........      (128,669,613)      (84,515,726)
                                                                             --------------     -------------
  Net Decrease ..........................................................      (349,259,379)      (93,490,066)
Net Assets:
Beginning of period .....................................................       879,872,051       973,362,117
                                                                             --------------     -------------
End of Period ...........................................................    $  530,612,672     $ 879,872,051
                                                                             ==============     =============

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003


1. Organization and Accounting Policies

Morgan Stanley Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.80% to the portion of daily net assets not exceeding $750 million; 0.75% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan")

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $14,577,263 at March 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $511,321 and $1,757, respectively and received $16,737 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2003 aggregated $960,658,090 and $1,057,733,200, respectively.

For the year ended March 31, 2003, the Fund incurred brokerage commissions of $51,483 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Distributor and Sub-Advisor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

Morgan Stanley Trust, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent. At March 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $6,350.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                FOR THE YEAR                      FOR THE YEAR
                                                   ENDED                             ENDED
                                               MARCH 31, 2003                    MARCH 31, 2002
                                     ---------------------------------- --------------------------------
                                          SHARES            AMOUNT            SHARES          AMOUNT
                                     ---------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ...............................      2,726,561    $   27,751,705        1,762,721    $   22,297,426
Reinvestment of distributions ......              -                 -            4,304            58,408
Redeemed ...........................       (716,319)       (7,161,083)      (1,305,494)      (16,354,763)
                                          ---------    --------------       ----------    --------------
Net increase - Class A .............      2,010,242        20,590,622          461,531         6,001,071
                                          ---------    --------------       ----------    --------------
CLASS B SHARES
Sold ...............................      2,029,744        19,810,625        5,195,613        65,684,814
Reinvestment of distributions ......              -                 -          335,754         4,458,811
Redeemed ...........................    (18,403,517)     (179,926,309)     (17,358,095)     (216,116,375)
                                        -----------    --------------      -----------    --------------
Net decrease - Class B .............    (16,373,773)     (160,115,684)     (11,826,728)     (145,972,750)
                                        -----------    --------------      -----------    --------------
CLASS C SHARES
Sold ...............................        381,180         3,616,981          368,720         4,643,135
Reinvestment of distributions ......              -                 -            6,378            83,366
Redeemed ...........................       (592,957)       (5,672,532)        (399,051)       (4,908,245)
                                        -----------    --------------      -----------    --------------
Net decrease - Class C .............       (211,777)       (2,055,551)         (23,953)         (181,744)
                                        -----------    --------------      -----------    --------------
CLASS D SHARES
Sold ...............................      5,690,189        62,362,171        7,434,795        97,276,415
Reinvestment of distributions ......              -                 -           31,165           428,205
Redeemed ...........................     (4,820,907)      (49,451,171)      (3,238,482)      (42,066,923)
                                        -----------    --------------      -----------    --------------
Net increase - Class D .............        869,282        12,911,000        4,227,478        55,637,697
                                        -----------    --------------      -----------    --------------
Net decrease in Fund ...............    (13,706,026)   $ (128,669,613)      (7,161,672)   $  (84,515,726)
                                        ===========    ==============      ===========    ==============

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

The tax character of distributions paid was as follows:


                                      FOR THE YEAR       FOR THE YEAR
                                          ENDED             ENDED
                                     MARCH 31, 2003     MARCH 31, 2002
                                    ----------------   ---------------
Long-term capital gains .........          -              $5,520,613

As of March 31, 2003, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings ............                  -
Capital loss carryforward* ..........     $ (105,706,673)
Post-October losses .................        (35,057,145)
Net unrealized depreciation .........       (103,330,026)
                                          --------------
Total accumulated losses ............     $ (244,093,844)
                                          ==============

------------
* As of March 31, 2003, the Fund had a net capital loss carryforward of $105,706,673 of which $12,307,840 will expire on March 31, 2010 and $93,398,833 will expire on March 31, 2011 to offset future capital gains to the extent provided by regulations.

As of March 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $4,184,086.

7. Subsequent Event

On April 24, 2003, the Trustees of the Fund and Morgan Stanley Tax-Managed Growth Fund ("Tax-Managed") approved a plan of reorganization whereby Tax-Managed would be merged into the Fund. The plan of reorganization is subject to the consent of Tax-Managed shareholders at a special meeting scheduled to be held on September 17, 2003. If approved, the assets of the Fund would be combined with the assets of Tax-Managed and shareholders of Tax-Managed would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Tax-Managed.

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                          FOR THE YEAR ENDED MARCH 31,
                                                         ---------------------------------------------------------------
                                                              2003         2002         2001         2000        1999
                                                         ------------- ----------- ------------- ----------- -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $ 12.58       $ 12.60     $ 22.32       $ 17.34    $ 15.17
                                                           -------       -------     -------       -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+]...............................      0.00         (0.04)      (0.06)        (0.09)     (0.05)
 Net realized and unrealized gain (loss) ...............     (3.17)         0.09       (6.82)         6.89       2.55
                                                           -------       -------     -------       -------    -------
Total income (loss) from investment operations .........     (3.17)         0.05       (6.88)         6.80       2.50
                                                           -------       -------     -------       -------    -------
Less distributions from net realized gain ..............        -          (0.07)      (2.84)        (1.82)     (0.33)
                                                           -------       -------     -------       -------    -------
Net asset value, end of period .........................   $  9.41       $ 12.58     $ 12.60       $ 22.32    $ 17.34
                                                           =======       =======     =======       =======    =======
Total Return+ ..........................................    (25.20)%        0.36 %    (34.32)%       42.32 %    16.87 %
Ratios to Average Net Assets(1):
Expenses ...............................................      1.18 %        1.18 %      1.11 %        1.13 %     1.19 %
Net investment loss ....................................     (0.06)%       (0.35)%     (0.34)%       (0.48)%    (0.29)%
Supplemental Data:
Net assets, end of period, in thousands ................   $32,091       $17,611     $11,824       $14,947     $4,987
Portfolio turnover rate ................................       155 %          95 %        67 %          81 %      113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                          FOR THE YEAR ENDED MARCH 31,
                                                     -----------------------------------------------------------------------
                                                          2003          2002          2001           2000           1999
                                                     ------------- ------------- ------------- --------------- -------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...............    $  12.24      $  12.35      $  22.04        $   17.20    $  15.12
                                                        --------      --------      --------        ---------    --------
Income (loss) from investment operations:
 Net investment loss[+/+} ..........................       (0.09)        (0.14)        (0.15)           (0.15)      (0.11)
 Net realized and unrealized gain (loss) ...........       (3.07)         0.10         (6.70)            6.81        2.52
                                                        --------      --------      --------        ---------    --------
Total income (loss) from investment operations .....       (3.16)        (0.04)        (6.85)            6.66        2.41
                                                        --------      --------      --------        ---------    --------
Less distributions from net realized gain ..........           -         (0.07)        (2.84)           (1.82)      (0.33)
                                                        --------      --------      --------        ---------    --------
Net asset value, end of period .....................    $   9.08      $  12.24      $  12.35        $   22.04    $  17.20
                                                        ========      ========      ========        =========    ========
Total Return+ ......................................      (25.82)%       (0.44)%      (34.61)%          41.82 %     16.32 %
Ratios to Average Net Assets(1):
Expenses ...........................................        1.99 %        1.94 %        1.59 %           1.48 %      1.60 %
Net investment loss ................................       (0.87)%       (1.11)%       (0.82)%          (0.83)%     (0.70)%
Supplemental Data:
Net assets, end of period, in thousands ............    $381,478      $714,513      $867,382       $1,326,846    $913,060
Portfolio turnover rate ............................         155 %          95 %          67 %             81 %       113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                          FOR THE YEAR ENDED MARCH 31,
                                                         ---------------------------------------------------------------
                                                              2003         2002         2001         2000        1999
                                                         ------------- ----------- ------------- ----------- -----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $ 12.07       $ 12.16     $ 21.80       $ 17.09    $ 15.08
                                                           -------       -------     -------       -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................     (0.08)        (0.11)      (0.19)        (0.23)     (0.16)
 Net realized and unrealized gain (loss) ...............     (3.03)         0.09       (6.61)         6.76       2.50
                                                           -------       -------     -------       -------    -------
Total income (loss) from investment operations .........     (3.11)        (0.02)      (6.80)         6.53       2.34
                                                           -------       -------     -------       -------    -------
Less distributions from net realized gain ..............        -          (0.07)      (2.84)        (1.82)     (0.33)
                                                           -------       -------     -------       -------    -------
Net asset value, end of period .........................   $  8.96       $ 12.07     $ 12.16       $ 21.80    $ 17.09
                                                           =======       =======     =======       =======    =======
Total Return+ ..........................................    (25.77)%       (0.20)%    (34.82)%       41.29 %    15.90 %
Ratio to Average Net Assets(1):
Expenses ...............................................      1.98 %        1.73 %      1.88 %        1.89 %     1.94 %
Net investment loss ....................................     (0.86)%       (0.90)%     (1.11)%       (1.24)%    (1.04)%
Supplemental Data:
Net assets, end of period, in thousands ................    $8,563       $14,095     $14,490       $11,848     $3,041
Portfolio turnover rate ................................       155 %          95 %        67 %          81 %      113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                           FOR THE YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------
                                                              2003          2002          2001         2000        1999
                                                         ------------- ------------- ------------- ----------- -----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $  12.76      $  12.75     $ 22.49       $ 17.41    $ 15.21
                                                            --------      --------     -------       -------    -------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] .....................        0.01         (0.01)      (0.02)        (0.04)     (0.01)
 Net realized and unrealized gain (loss) ...............       (3.21)         0.09       (6.88)         6.94       2.54
                                                            --------      --------     -------       -------    -------
Total income (loss) from investment operations .........       (3.20)         0.08       (6.90)         6.90       2.53
                                                            --------      --------     -------       -------    -------
Less distributions from net realized gain ..............           -         (0.07)      (2.84)        (1.82)     (0.33)
                                                            --------      --------     -------       -------    -------
Net asset value, end of period .........................    $   9.56      $  12.76     $ 12.75       $ 22.49    $ 17.41
                                                            ========      ========     =======       =======    =======
Total Return+ ..........................................      (25.08)%        0.59 %    (34.14)%       42.75 %    17.02 %
Ratios to Average Net Assets(1):
Expenses ...............................................        0.99 %        0.94 %      0.88 %        0.89 %     0.94 %
Net investment income (loss) ...........................        0.13 %       (0.11)%     (0.11)%       (0.24)%    (0.04)%
Supplemental Data:
Net assets, end of period, in thousands ................    $108,481      $133,653     $79,666       $12,702     $1,563
Portfolio turnover rate ................................         155 %          95 %        67 %          81 %      113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Growth Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Growth Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 12, 2003

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:




                                                        TERM OF
                                                      OFFICE AND
                                      POSITION(S)      LENGTH OF
       NAME, AGE AND ADDRESS OF        HELD WITH         TIME
         INDEPENDENT TRUSTEE           REGISTRANT       SERVED*         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------ ------------- ----------------  ------------------------------------------------
Michael Bozic (62)                   Trustee       Since             Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                       April 1994        Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                  formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                        (December 1998-October 2000), Chairman and
New York, NY                                                         Chief Executive Officer of Levitz Furniture
                                                                     Corporation (November 1995-November 1998)
                                                                     and President and Chief Executive Officer of
                                                                     Hills Department Stores (May 1991-July 1995);
                                                                     formerly variously Chairman, Chief Executive
                                                                     Officer, President and Chief Operating Officer
                                                                     (1987-1991) of the Sears Merchandise Group
                                                                     of Sears, Roebuck & Co.

Edwin J. Garn (70)                   Trustee       Since             Director or Trustee of the Morgan Stanley
c/o Summit Ventures LLC                            January 1993      Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                                        United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                   and Chairman, Senate Banking Committee
Salt Lake City, UT                                                   (1980-1986); formerly Mayor of Salt Lake City,
                                                                     Utah (1971-1974), Astronaut, Space Shuttle
                                                                     Discovery (April 12-19, 1985) and Vice
                                                                     Chairman, Huntsman Corporation (chemical
                                                                     company); member of the Utah Regional
                                                                     Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                 Trustee       Since             Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                       September 1997    Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                  formerly associated with the Allstate
1675 Broadway                                                        Companies (1966-1994), most recently as
New York, NY                                                         Chairman of The Allstate Corporation
                                                                     (March 1993-December 1994) and Chairman
                                                                     and Chief Executive Officer of its wholly-owned
                                                                     subsidiary, Allstate Insurance Company
                                                                     (July 1989-December 1994).

                                         NUMBER OF
                                       PORTFOLIOS IN
                                           FUND
                                          COMPLEX
       NAME, AGE AND ADDRESS OF          OVERSEEN
         INDEPENDENT TRUSTEE           BY TRUSTEE**         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------- -------------- ------------------------------------------------
Michael Bozic (62)                    123            Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                    123            Director of Franklin Covey (time management
c/o Summit Ventures LLC                              systems), BMW Bank of North America, Inc.
1 Utah Center                                        (industrial loan corporation), United Space
201 S. Main Street                                   Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                                   and the Boeing Company) and Nuskin Asia
                                                     Pacific (multilevel marketing); member of the
                                                     board of various civic and charitable
                                                     organizations.

Wayne E. Hedien (68)                  123           Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw                        mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees                 Chairman of The Field Museum of Natural
1675 Broadway                                       History; director of various other business and
New York, NY                                        charitable organizations.

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

                                                         TERM OF
                                                       OFFICE AND
                                         POSITION(S)    LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH       TIME
          INDEPENDENT TRUSTEE             REGISTRANT     SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------- ------------- ------------   -------------------------------------------------
Dr. Manuel H. Johnson (53)              Trustee       Since          Chairman of the Audit Committee and Director
c/o Johnson Smick International, Inc.                 July 1991      or Trustee of the Morgan Stanley Funds and
2099 Pennsylvania Avenue, N.W.                                       TCW/DW Term Trust 2003; Senior Partner,
Suite 950                                                            Johnson Smick International, Inc., a consulting
Washington, D.C.                                                     firm; Co-Chairman and a founder of the Group
                                                                     of Seven Council (G7C), an international
                                                                     economic commission; formerly Vice Chairman
                                                                     of the Board of Governors of the Federal
                                                                     Reserve System and Assistant Secretary of the
                                                                     U.S. Treasury.

Michael E. Nugent (66)                  Trustee       Since          Chairman of the Insurance Committee and
c/o Triumph Capital, L.P.                             July 1991      Director or Trustee of the Morgan Stanley
445 Park Avenue                                                      Funds and TCW/DW Term Trust 2003; director/
New York, NY                                                         trustee of various investment companies
                                                                     managed by Morgan Stanley Investment
                                                                     Management Inc. and Morgan Stanley
                                                                     Investments LP (since July 2001); General
                                                                     Partner, Triumph Capital, L.P., a private
                                                                     investment partnership; formerly Vice
                                                                     President, Bankers Trust Company and BT
                                                                     Capital Corporation (1984-1988).

                                           NUMBER OF
                                         PORTFOLIOS IN
                                             FUND
                                            COMPLEX
        NAME, AGE AND ADDRESS OF           OVERSEEN
          INDEPENDENT TRUSTEE            BY TRUSTEE**          OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- --------------   ----------------------------------------------
Dr. Manuel H. Johnson (53)              123              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.                    Chairman and Trustee of the Financial
2099 Pennsylvania Avenue, N.W.                           Accounting Foundation (oversight organization
Suite 950                                                of the Financial Accounting Standards Board);
Washington, D.C.                                         Director of RBS Greenwich Capital Holdings
                                                         (financial holding company).

Michael E. Nugent (66)                  214              Director of various business organizations.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:

                                                          TERM OF
                                                        OFFICE AND
                                     POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH            TIME
      INTERESTED TRUSTEE              REGISTRANT          SERVED*
------------------------------ ----------------------- ------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since
c/o Morgan Stanley Trust       and Trustee             July 1991
Harborside Financial Center,
Plaza Two,
Jersey City, NJ



James F. Higgins (54)          Trustee                 Since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ


Philip J. Purcell (59)         Trustee                 Since
1585 Broadway                                          April 1994
New York, NY







   NAME, AGE AND ADDRESS OF
      INTERESTED TRUSTEE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of the
c/o Morgan Stanley Trust       Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,   2003; formerly Chairman, Chief Executive
Plaza Two,                     Officer and Director of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services,
                               Executive Vice President and Director of
                               Morgan Stanley DW, Chairman and Director of
                               the Transfer Agent, and Director and/or officer
                               of various Morgan Stanley subsidiaries (until
                               June 1998) and Chief Executive Officer of the
                               Morgan Stanley Funds and the TCW/DW Term
                               Trusts (until September 2002).

James F. Higgins (54)          Director or Trustee of the Morgan Stanley
c/o Morgan Stanley Trust       Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,   June 2000); Senior Advisor of Morgan Stanley
Plaza Two,                     (since August 2000); Director of the Distributor
Jersey City, NJ                and Dean Witter Realty Inc.; Director of AXA
                               Financial, Inc. and The Equitable Life Assurance
                               Society of the United States (financial services);
                               previously President and Chief Operating
                               Officer of the Private Client Group of Morgan
                               Stanley (May 1999-August 2000), President
                               and Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan Stanley
1585 Broadway                  Funds and TCW/DW Term Trust 2003;
New York, NY                   Chairman of the Board of Directors and Chief
                               Executive Officer of Morgan Stanley and
                               Morgan Stanley DW; Director of the Distributor;
                               Chairman of the Board of Directors and Chief
                               Executive Officer of Novus Credit Services Inc.;
                               Director and/or officer of various Morgan
                               Stanley subsidiaries.



                                  NUMBER OF
                                PORTFOLIOS IN
                                    FUND
                                   COMPLEX
   Name, Age and Address of       OVERSEEN
      Interested Trustee        BY TRUSTEE**         Other Directorships Held by Trustee
------------------------------ --------------   --------------------------------------------
Charles A. Fiumefreddo (69)    123              None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          123              None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         123              Director of American Airlines, Inc. and its
1585 Broadway                                   parent company, AMR Corporation.
New York, NY


------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

Officers:

                                                        TERM OF
                                                       OFFICE AND
                                   POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH             TIME
       EXECUTIVE OFFICER            REGISTRANT          SERVED*         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- -----------------  -------------------------------------------------
Mitchell M. Merin (49)         President and       President since
1221 Avenue of the Americas    Chief Executive     May 1999 and       President and Chief Operating Officer of Morgan
New York, NY                   Officer             Chief Executive    Stanley Investment Management (since December
                                                   Officer since      1998); President, Director (since April 1997) and
                                                   September 2002     Chief Executive Officer (since June 1998) of the
                                                                      Investment Manager and Morgan Stanley Services;
                                                                      Chairman, Chief Executive Officer and Director of
                                                                      the Distributor (since June 1998); Chairman (since
                                                                      June 1998) and Director (since January 1998) of
                                                                      the Transfer Agent; Director of various Morgan
                                                                      Stanley subsidiaries; President (since May 1999)
                                                                      and Chief Executive Officer (since September 2002)
                                                                      of the Morgan Stanley Funds and TCW/DW Term Trust
                                                                      2003; Trustee (since December 1999) and President
                                                                      and Chief Executive Officer (since October 2002)
                                                                      of the Van Kampen Open-End Funds and President and
                                                                      Chief Executive Officer (since December 2002) of
                                                                      the Van Kampen Closed-End Funds; previously Chief
                                                                      Strategic Officer of the Investment Manager and
                                                                      Morgan Stanley Services and Executive Vice
                                                                      President of the Distributor (April 1997-June
                                                                      1998), Vice President of the Morgan Stanley Funds
                                                                      and the TCW/DW Term Trusts (May 1997-April 1999),
                                                                      and Executive Vice President of Morgan Stanley.

Barry Fink (48)                Vice President,     Since              General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       February 1997      Director (since December 2000) of Morgan Stanley
New York, NY                   General Counsel                        Investment Management; Managing Director (since
                                                                      December 2000), and Director (since July 1998) of
                                                                      the Investment Manager and Morgan Stanley
                                                                      Services; Assistant Secretary of Morgan Stanley
                                                                      DW; Vice President, Secretary and General Counsel
                                                                      of the Morgan Stanley Funds and TCW/DW Term Trust
                                                                      2003 (since February 1997); Managing Director,
                                                                      Director and Secretary of the Distributor;
                                                                      previously, Vice President and Assistant General
                                                                      Counsel of the Investment Manager and Morgan
                                                                      Stanley Services (February 1997 - December 2001).

Joseph J. McAlinden (60)       Vice President      Since              Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                        July 1995          the Investment Manager, Morgan Stanley Investment
New York, NY                                                          Management Inc. and Morgan Stanley Investments LP;
                                                                      Director of the Transfer Agent; Chief Investment
                                                                      Officer of the Van Kampen Funds.

Ronald E. Robison (64)         Vice President      Since              Managing Director, Chief Administrative Officer
1221 Avenue of the Americas                        October 1998       and Director (since February 1999) of the
New York, NY                                                          Investment Manager and Morgan Stanley Services and
                                                                      Chief Executive Officer and Director of the
                                                                      Transfer Agent; previously Managing Director of
                                                                      the TCW Group Inc.

Thomas F. Caloia (57)          Treasurer           Since              Executive Director (since December 2002) and
c/o Morgan Stanley Trust                           April 1989         Assistant Treasurer of the Investment Manager, the
Harborside Financial Center,                                          Distributor and Morgan Stanley Services;
Plaza Two,                                                            previously First Vice President of the Investment
Jersey City, NJ                                                       Manager, the Distributor and Morgan Stanley
                                                                      Services; Treasurer of the Morgan Stanley Funds.

Francis Smith (37)             Vice President      Since               Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           September 2002      Morgan Stanley Funds and TCW/DW Term Trust 2003
Harborside Financial Center,   Financial Officer                       (since September 2002); Executive Director of the
Plaza Two,                                                             Investment Manager and Morgan Stanley Services
Jersey City, NJ                                                        (since December 2001); previously Vice President
                                                                       of the Investment Manager and Morgan Stanley
                                                                       Services (August 2000-November 2001) and Senior
                                                                       Manager at PricewaterhouseCoopers LLP (January
                                                                       1998-August 2000).

------------
* Each Officer serves an indefinite term, until his or her successor is elected.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.


[MORGAN STANLEY LOGO]






                                                           [MORGAN STANLEY LOGO]






[GRAPHIC OMITTED]




MORGAN STANLEY
GROWTH FUND

ANNUAL REPORT
March 31, 2003


37977RPT-10907E03-OS-5/03

                                                            MORGAN STANLEY FUNDS

                                                                  Morgan Stanley
                                                             Market Leader Trust

                            A mutual fund that seeks long-term growth of capital

--------------------------------------------------------------------------------


[MORGAN STANLEY LOGO OMITTED]


--------------------------------------------------------------------------------


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                                      Prospectus
                                                                October 30, 2003

--------------------------------------------------------------------------------




Contents

--------------------------------------------------------------------------------

THE FUND

      Investment Objective..................................................1

      Principal Investment Strategies.......................................1

      Principal Risks.......................................................2

      Past Performance......................................................3

      Fees and Expenses.....................................................5

      Additional Investment Strategy Information............................6


      Additional Risk Information...........................................7


      Fund Management.......................................................9



SHAREHOLDER INFORMATION



      Pricing Fund Shares..................................................10

      How to Buy Shares....................................................10

      How to Exchange Shares...............................................12

      How to Sell Shares...................................................14

      Distributions........................................................15

      Tax Consequences.....................................................16

      Share Class Arrangements.............................................17


FINANCIAL HIGHLIGHTS.......................................................25



MORGAN STANLEY FUNDS........................................Inside Back Cover





This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

--------------------------------------------------------------------------------




The Fund

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


[TARGET GRAPHIC OMITTED] Morgan Stanley Market Leader Trust (the "Fund") seeks long-term growth of capital.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

[SIDEBAR]
----------------
GROWTH OF CAPITAL
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[/SIDEBAR]



[CHESS GRAPHIC OMITTED] The Fund will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., believes are established market leaders in growing industries and are positioned to generate strong earnings and free cash flow growth. The Investment Manager considers companies to be "market leaders" if they are nationally-known and have established a strong reputation for quality management, products and services in the United States and/or globally. These companies generally will have market capitalizations in excess of $1 billion and will be listed in the United States on a national stock exchange. The Fund's other equity investments in market leaders may include preferred stocks, debt or preferred stocks convertible into common stocks and depositary receipts. Up to 10% of the Fund's net assets may be invested in foreign securities that are not listed in the United States on a national securities exchange. In addition, the Fund may invest up to 20% of its net assets in lower rated convertible securities (commonly known as "junk bonds").

In deciding which securities to buy, hold or sell, the Investment Manager evaluates large capitalization companies and focuses on companies it believes have consistent or rising earning growth records, potential for strong free cash flow and compelling business strategy. In this regard, the Investment Manager studies company developments, including positive business momentum, dominant niche/industry position, management talent and financial results.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


The remaining 35% of the Fund's assets may be invested in equity and convertible securities (including lower-rated convertible securities) of companies other than "market leaders," and corporate debt and U.S. government securities. The Fund may utilize forward foreign currency exchange contracts.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis--and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

--------------------------------------------------------------------------------
PRINCIPAL RISKS


[SCALES GRAPHIC OMITTED] There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Fund is associated with its investments in common stocks and other equity securities. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities (discussed below under "Additional Risk Information") and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Lower rated convertible securities are subject to additional risks discussed below (see "Additional Risk Information").


OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with foreign securities, forward foreign currency exchange contracts, fixed-income securities and lower rated convertible securities (commonly known as "junk bonds"). For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE


[SIDEBAR]
----------------
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past five calendar years.
[/SIDEBAR]




[CALENDAR GRAPHIC OMITTED] The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS


                                [CHART OMITTED]


                                  1998   19.89%
                                  1999   49.51%
                                  2000   -3.45%
                                  2001  -19.23%
                                  2002  -27.51%



The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, the returns would be less than shown. Year-to-date total return as of September 30, 2003 was 11.57%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 27.98% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -19.33% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)


[SIDEBAR]
----------------
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[/SIDEBAR]


--------------------------------------------------------------------------------------------------------------------------------
                                                                                   PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------------------------------------------------------
  Class A(1) -- Returns Before Taxes                                                   -30.81%        -0.05%          -0.06%
--------------------------------------------------------------------------------------------------------------------------------
                S&P 500 Index(2)                                                       -22.09%        -0.58%           0.25%
--------------------------------------------------------------------------------------------------------------------------------
                Lipper Large-Cap Core Funds Index(3)                                   -21.23%        -0.74%          -0.03%
--------------------------------------------------------------------------------------------------------------------------------
  Class B(1) -- Returns Before Taxes                                                   -31.13%        -0.11%           1.53%
--------------------------------------------------------------------------------------------------------------------------------
                Returns After Taxes on Distributions(4)                                -31.13%        -0.47%           1.15%
--------------------------------------------------------------------------------------------------------------------------------
                Returns After Taxes on Distributions and Sale of Fund Shares           -19.11%        -0.05%           1.24%
--------------------------------------------------------------------------------------------------------------------------------
                S&P 500 Index(2)                                                       -22.09%        -0.58%           3.77%
--------------------------------------------------------------------------------------------------------------------------------
                Lipper Large-Cap Core Funds Index(3)                                   -21.23%        -0.74%           3.43%
--------------------------------------------------------------------------------------------------------------------------------
  Class C(1) -- Returns Before Taxes                                                   -28.31%         0.30%           0.21%
--------------------------------------------------------------------------------------------------------------------------------
                S&P 500 Index(2)                                                       -22.09%        -0.58%           0.25%
--------------------------------------------------------------------------------------------------------------------------------
                Lipper Large-Cap Core Funds Index(3)                                   -21.23%        -0.74%          -0.03%
--------------------------------------------------------------------------------------------------------------------------------
  Class D(1) -- Returns Before Taxes                                                   -26.80%         1.31%           1.21%
--------------------------------------------------------------------------------------------------------------------------------
                S&P 500 Index(2)                                                       -22.09%        -0.58%           0.25%
--------------------------------------------------------------------------------------------------------------------------------
                Lipper Large-Cap Core Funds Index(3)                                   -21.23%        -0.74%          -0.03%
--------------------------------------------------------------------------------------------------------------------------------

----------


(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on April 28, 1997.

(2) The Standard and Poor's 500 Index (S&P 500 (Registered Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.

(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.


The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

--------------------------------------------------------------------------------
FEES AND EXPENSES


[DOLLAR GRAPHIC OMITTED] The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


[SIDEBAR]
----------------
SHAREHOLDER FEES

These fees are paid directly from your investment.
[/SIDEBAR]

SHAREHOLDER FEES

--------------------------------------------------------------------------------------------------------------------
                                                         CLASS A          CLASS B          CLASS C        CLASS D
--------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)           5.25%(1)         None             None            None
--------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)                 None(2)         5.00%(3)         1.00%(4)         None
--------------------------------------------------------------------------------------------------------------------

[SIDEBAR]
----------------
ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended August 31, 2003.
[/SIDEBAR]

ANNUAL FUND OPERATING EXPENSES


--------------------------------------------------------------------------------------------------------------------
                                                 CLASS A         CLASS B           CLASS C          CLASS D
--------------------------------------------------------------------------------------------------------------------
  Management fee                                   0.75%           0.75%             0.75%           0.75%
--------------------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees            0.21%           1.00%             0.96%            None
--------------------------------------------------------------------------------------------------------------------
  Other expenses                                   0.28%           0.28%             0.28%           0.28%
--------------------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses             1.24%           2.03%             1.99%           1.03%
--------------------------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

--------------------------------------------------------------------------------------------------------
                      IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
           ---------------------------------------------- ----------------------------------------------
             1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------
 Class A     $645        $898       $1,170      $1,946       $645       $898       $1,170       $1,946
--------------------------------------------------------------------------------------------------------
 Class B     $706        $937       $1,293      $2,358       $206       $637       $1,093       $2,358
--------------------------------------------------------------------------------------------------------
 Class C     $302        $624       $1,073      $2,317       $202       $624       $1,073       $2,317
--------------------------------------------------------------------------------------------------------
 Class D     $105        $328       $  569      $1,259       $105       $328       $  569       $1,259
--------------------------------------------------------------------------------------------------------


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.


--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION


[CHESS GRAPHIC OMITTED] This section provides additional information relating to the Fund's principal investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.


OTHER SECURITIES. The Fund may invest up to 35% of its assets in equity and convertible securities of companies other than "market leaders," and fixed-income securities, including corporate debt and U.S. government securities. The Fund may purchase and sell stock index futures contracts and options on stock index futures to facilitate trading, to increase or decrease the Fund's market exposure, or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION





[SCALES GRAPHIC OMITTED] This section provides additional information relating to the principal risks of investing in the Fund.


FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.


FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

LOWER RATED SECURITIES ("JUNK BONDS"). Junk bonds are subject to greater risk of loss of income and principal than higher-rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher-rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.


FUTURES. If the Fund invests in stock index futures or options on stock index futures, its participation in these markets would subject the Fund to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.


--------------------------------------------------------------------------------
FUND MANAGEMENT

[SIDEBAR]
----------------
MORGAN STANLEY
INVESTMENT
ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $115 billion in assets under management or administration as of September 30, 2003.
[/SIDEBAR]



[PROFILES GRAPHIC OMITTED] The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund is managed within the Large Cap Growth Team. Current members of the team include William Auslander, Managing Director of the Investment Manager, and Jeffrey Alvino, Executive Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets.

--------------------------------------------------------------------------------




Shareholder Information

--------------------------------------------------------------------------------
PRICING FUND SHARES

[DOLLAR GRAPHIC OMITTED] The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


[SIDEBAR]
----------------
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[/SIDEBAR]



An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


--------------------------------------------------------------------------------
HOW TO BUY SHARES


[HANDSHAKE GRAPHIC OMITTED] You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.



[SIDEBAR]
----------------
EasyInvest(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[/SIDEBAR]


MINIMUM INVESTMENT AMOUNTS

-------------------------------------------------------------------------------------------------------------
                                                                                      MINIMUM INVESTMENT
                                                                                 ----------------------------
 INVESTMENT OPTIONS                                                                  INITIAL       ADDITIONAL
-------------------------------------------------------------------------------------------------------------
  Regular Accounts                                                                   $1,000           $100
-------------------------------------------------------------------------------------------------------------
  Individual Retirement Accounts                                                     $1,000           $100
-------------------------------------------------------------------------------------------------------------
  Coverdell Education Savings Account                                                  $500           $100
-------------------------------------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your checking or savings account or Money Market Fund)           $100*         $100*
-------------------------------------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.



There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.



INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Market Leader Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES



[ARROWS GRAPHIC OMITTED] PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


--------------------------------------------------------------------------------
HOW TO SELL SHARES


[HANDSHAKE GRAPHIC OMITTED] You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
-------------------------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized financial
Financial Advisor  representative.
                   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
-------------------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
                   o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan
                   Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee.
                   Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may
Withdrawal Plan    elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances.
                   See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.

                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call
                   (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance.
                   The Fund may terminate or revise the plan at any time.
-------------------------------------------------------------------------------------------------------------------------------


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


--------------------------------------------------------------------------------
DISTRIBUTIONS

[SIDEBAR]
----------------
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[/SIDEBAR]

[CHECKBOX GRAPHIC OMITTED] The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.



Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------

TAX CONSEQUENCES

[1040 GRAPHIC OMITTED] As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance tax payment of your taxes due on your income for such year.

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS


[ABCD GRAPHIC OMITTED] The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


------------------------------------------------------------------------------------------------------------------------------
 CLASS    SALES CHARGE                                                                              MAXIMUM ANNUAL 12B-1 FEE
------------------------------------------------------------------------------------------------------------------------------
   A      Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold
          without an initial sales charge are generally subject to a 1.0% CDSC during the first year          0.25%
------------------------------------------------------------------------------------------------------------------------------
   B      Maximum 5.0% CDSC during the first year decreasing to 0% after six years                            1.00%
------------------------------------------------------------------------------------------------------------------------------
   C      1.0% CDSC during the first year                                                                     1.00%
------------------------------------------------------------------------------------------------------------------------------
   D      None                                                                                                None
------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:



[SIDEBAR]
----------------
FRONT-END SALES
CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges--the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[/SIDEBAR]


---------------------------------------------------------------------------------------
                                                   FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                           PERCENTAGE OF        APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE    OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
  Less than $25,000                              5.25%                   5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000                  4.75%                   4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000                 4.00%                   4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000                3.00%                   3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $500,000                2.50%                   2.56%
---------------------------------------------------------------------------------------
  $500,000 but less than $1 million              2.00%                   2.04%
---------------------------------------------------------------------------------------
  $1 million and over                            0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


[SIDEBAR]
----------------
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares, as set forth in the table.
[/SIDEBAR]



--------------------------------------------------------------------------------
 YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
  First                                               5.0%
--------------------------------------------------------------------------------
  Second                                              4.0%
--------------------------------------------------------------------------------
  Third                                               3.0%
--------------------------------------------------------------------------------
  Fourth                                              2.0%
--------------------------------------------------------------------------------
  Fifth                                               2.0%
--------------------------------------------------------------------------------
  Sixth                                               1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                              None
--------------------------------------------------------------------------------


Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a

     CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


CONVERSION FEATURE. After 10 years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically be converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------




Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES




-----------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED AUGUST 31,                      2003          2002          2001         2000        1999
-----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period               $11.13      $14.54          $21.53        $15.29     $ 9.73
                                                   ------      -------         ------        ------     ------
Income (loss) from investment operations:
  Net investment income (loss)[+/+]                 0.02         0.01            0.03          0.02      (0.05)
  Net realized and unrealized gain (loss)           0.83        (3.42)          (6.67)         7.05       5.61
                                                   ------      ------          ------        ------     ------
Total income (loss) from investment operations      0.85        (3.41)          (6.64)         7.07       5.56
                                                   ------      ------          ------        ------     ------
Less distributions from net realized gain             --          --            (0.35)        (0.83)       --
                                                   ------      ------          ------        ------     ------
Net asset value, end of period                     $11.98      $11.13          $14.54        $21.53     $15.29
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       7.64%      (23.45)%        (31.16)%       47.49%     57.14%
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                            1.24%        1.20%           1.13%         1.18%      1.23%
Net investment income (loss)                        0.14%        0.09%           0.17%         0.08%     (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $12,226      $11,999         $10,498       $12,677       $971
Portfolio turnover rate                               48%          75%             60%           86%        83%
-----------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------


CLASS B SHARES




-----------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED AUGUST 31,                      2003          2002           2001       2000        1999
-----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period               $10.72        $14.12        $21.07      $15.09       $ 9.68
                                                   ------        ------        ------      ------       ------
Income (loss) from investment operations:
  Net investment loss[+/+]                          (0.07)        (0.09)        (0.10)      (0.13)       (0.12)
  Net realized and unrealized gain (loss)            0.80         (3.31)        (6.50)       6.94         5.53
                                                   ------        ------        ------      ------       ------
Total income (loss) from investment operations       0.73         (3.40)        (6.60)       6.81         5.41
                                                   ------        ------        ------      ------       ------
Less distributions from net realized gain             --            --          (0.35)      (0.83)         --
                                                   ------        ------        ------      ------       ------
Net asset value, end of period                     $11.45        $10.72        $14.12      $21.07       $15.09
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        6.81%       (24.08)%      (31.65)%     46.35%       55.89%
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             2.03%         1.96%         1.92%       1.93%       1.99%
Net investment loss                                 (0.65)%       (0.67)%       (0.62)%     (0.67)%      (0.90)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $249,418      $315,623      $470,236    $571,733     $189,534
Portfolio turnover rate                                48%           75%           60%         86%          83%
-----------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CLASS C SHARES




-----------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED AUGUST 31,                     2003         2002          2001          2000         1999
-----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $10.74        $14.15        $21.11        $15.12        $ 9.67
                                                 ------        ------        ------        ------        ------
Income (loss) from investment operations:
  Net investment loss[+/+]                        (0.06)        (0.09)        (0.10)        (0.12)        (0.09)
  Net realized and unrealized gain (loss)          0.79         (3.32)        (6.51)         6.94          5.54
                                                 ------        ------        ------        ------        ------
Total income (loss) from investment operations     0.73         (3.41)        (6.61)         6.82          5.45
                                                 ------        ------        ------        ------        ------
Less distributions from net realized gain           --           --           (0.35)        (0.83)          --
                                                 ------        ------        ------        ------        ------
Net asset value, end of period                   $11.47        $10.74        $14.15        $21.11        $15.12
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                      6.89%       (24.10)%      (31.64)%       46.33%        56.36%
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                           1.99%         1.96%         1.92%         1.93%         1.75%
Net investment loss                               (0.61)%       (0.67)%       (0.62)%       (0.67)%       (0.66)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $14,669       $16,668       $22,299       $22,736        $2,723
Portfolio turnover rate                              48%           75%           60%           86%           83%
-----------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------







--------------------------------------------------------------------------------

CLASS D SHARES




-----------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED AUGUST 31,                       2003        2002          2001        2000        1999
-----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period               $11.27       $14.70        $21.70      $15.37      $ 9.74
                                                   ------       ------        ------      ------      ------
Income (loss) from investment operations:
  Net investment income[+/+]                         0.04         0.04          0.07        0.08         --
  Net realized and unrealized gain (loss)            0.85        (3.47)        (6.72)       7.08        5.63
                                                   ------       ------        ------      ------      ------
Total income (loss) from investment operations       0.89        (3.43)        (6.65)       7.16        5.63
                                                   ------       ------        ------      ------      ------
Less distributions from net realized gain             --           --          (0.35)      (0.83)        --
                                                   ------       ------        ------      ------      ------
Net asset value, end of period                     $12.16       $11.27        $14.70      $21.70      $15.37
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        7.90%      (23.33)%      (30.96)%     47.84%      57.80%
-----------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS(1):
Expenses                                             1.03%        0.96%         0.92%       0.93%       0.99%
Net investment income                                0.35%        0.33%         0.38%       0.33%       0.10%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $80,616      $80,145      $63,888      $47,819        $554
Portfolio turnover rate                                48%          75%           60%         86%         83%
-----------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------




Notes

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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28

--------------------------------------------------------------------------------




Morgan Stanley Funds

--------------------------------------------------------------------------------


------------------------
GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund


------------------------
GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Market Leader Trust
Nasdaq-100 Index Fund
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund

------------------------
GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series--Equity Portfolio


------------------------
INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
Quality Income Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust

------------------------
SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund


------------------------
TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL--No-Load (Mutual) Fund; MM--Money Market Fund; FSC--A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                               [GRAPHIC OMITTED]


                                                            MORGAN STANLEY FUNDS

                                                                  Morgan Stanley
                                                             Market Leader Trust
                                                                      3600410/03

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS
------------------
CLASS A:     MLDAX CLASS B:    MLDBX
---------- ------- ---------- ------
CLASS C:     MLDCX CLASS D:    MLDDX
---------- ------- ---------- ------

                            A mutual fund that seeks long-term growth of capital

                                                               [GRAPHIC OMITTED]


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7915)


Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

CLF # 36004PRO


 (Copyright)  2003 Morgan Stanley




                                                                      Prospectus

                                                                October 30, 2003

[GRAPHIC OMITTED]

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Market Leader Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered. Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund shares may be less than what you paid for them. Accordingly you can lose money investing in this Fund.

      Fund Report
      For the year ended August 31, 2003

Total Return for the 12-month period ended August 31, 2003


                                                                                     Lipper
                                                                     S&P          Large-Cap
                                                                     500         Core Funds
     Class A        Class B        Class C        Class D         Index(1)         Index(2)
  7.64%              6.81%          6.89%          7.90%          12.06%              9.83%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.



Market Conditions
In the early stages of the 12-month period ended August 31, 2003, the long-anticipated economic recovery appeared reluctant to surface. Despite interest rates at historically low levels, corporate earnings failed to rebound as quickly as had been expected. Throughout the fiscal year, economic data transmitted mixed signals regarding the economy's underlying strength. Investor confidence continued to waiver during the early part of the period, aggravated by concerns about corporate governance and the perceived lack of balance sheet integrity. Although the weakness in equities was fairly broad-based, technology companies were hit especially hard as corporations trimmed their capital spending on equipment. In addition, downward earnings revisions continued to afflict the telecommunications sector. Investor sentiment was further dampened by geopolitical tensions leading up to the war in Iraq.


While these negative forces held investors' attention during most of the first three months of 2003, financial conditions under the surface were improving. Accommodative fiscal and monetary policy signaled to many that the economy might potentially recover in the near future. Recognizing strong values among equities, investors began to return to the market by the end of March. The surprisingly quick resolution to the Iraq conflict triggered a strong market rally that by the end of the period saw the S&P 500 Index appreciate more than 25 percent from its mid-March lows. The defensive sectors and securities that led during the bear market period fell behind more cyclical sectors as investors' expectations for the economy improved. The best performing groups as the market rallied were technology, financials, consumer cyclicals and basic materials.



Performance Analysis
The Fund's underperformance relative to the S&P 500 can be partially attributed to its commitment to investing in market-leading companies for the long term. The recent market upturn was dominated by speculative, high-growth companies, which the Fund does not typically hold in its portfolio. On a positive note, however, the momentum in the markets appeared to be shifting toward stable growth and stable value companies toward the end of the period.


The Fund's below-market weighting in financials detracted from its performance, as did select holdings in that area. Performance was also hurt by an underweighting in telecommunications and the fact that the Fund's exposure in that sector was in high quality names rather than the riskier stocks that performed the best during the period.

Anticipating a recovery, we found opportunities in the basic materials and consumer discretionary areas that turned out to be beneficial to performance. The Fund also gained from its overweighting in energy and from the outstanding performance of several holdings in that sector.



  Top 10 Holdings
   Microsoft Corp.                                 4.2%
   General Electric Co.                            3.7
   Pfizer, Inc.                                    3.7
   Aetna Inc.                                      3.6
   Citigroup, Inc.                                 3.5
   Fannie Mae                                      3.5
   Lehman Brothers Holdings Inc.                   3.1
   Wal-Mart Stores Inc.                            3.1
   American International Group, Inc  .            3.0
   Johnson & Johnson                               2.9


  Top Five Industries
   Pharmaceuticals: Major            10.2%
   Discount Stores                    5.3
   Industrial Conglomerate  s         5.2
   Packaged Software                  4.8
   Financial Conglomerates            4.6

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy
1. The Fund's two-pronged investment process uses both "top down" and "bottom up" strategies to identify leading companies.


2. The manager begins by analyzing secular trends and themes seeking to detect domestic and foreign industries with the greatest potential to perform well.


3. Securities are then chosen based on such factors as recognized leadership within their respective industry, a strong financial position and earnings growth potential.



Annual Householding Notice
To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 am to 8:00 pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.



Proxy Voting Policies and Procedures
A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (800) 869-NEWS. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

      Performance Summary

Performance of $10,000 Investment - Class B


[GRAPHIC OMITTED]

                                      (Dollars in thousands)
                    APRIL         AUGUST        AUGUST       AUGUST      AUGUST       AUGUST        AUGUST      AUGUST
                     1997          1997          1998         1999        2000         2001          2002        2003
Fund                 10           10.81         9.767        15.226      22.284        15.23       11.563        12.35
S&P 500(1)           10           11.706       12.654        17.693      20.578        15.56       12.763        14.302
Lipper(2)            10           11.728       12.511        16.873      20.411        15.08       12.573        13.808


Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED AUGUST 31, 2003



                      Class A Shares*      Class B Shares**      Class C Shares+      Class D Shares++
                     (since 07/28/97)     (since 04/28/97)      (since 07/28/97)      (since 07/28/97)
 Symbol               MLDAX                MLDBX                 MLDCX                 MLDDX
 1 Year                   7.64%(3)              6.81%(3)             6.89%(3)              7.90%(3)
                          1.99(4)               1.81(4)              5.89(4)
 5 Years                  5.62(3)               4.80(3)              4.88(3)               5.91(3)
                          4.49(4)               4.47(4)              4.88(4)
 Since Inception          2.86(3)               3.38(3)              2.13(3)               3.12(3)
                          1.96(4)               3.38(4)              2.13(4)


--------------------------------------------------------------------------------
Notes on Performance

(1) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2) The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(3) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

*     The maximum front-end sales charge for Class A is 5.25%.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

+ The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

++    Class D has no sales charge.

[+/+] Closing value assuming a complete redemption on August 31, 2003.

Morgan Stanley Market Leader Trust
PORTFOLIO OF INVESTMENTS o August 31, 2003




      NUMBER OF
       SHARES                                                   VALUE
--------------------                                       ------------
                       Common Stocks (98.0%)
                       Basic Materials
                       Aluminum (0.5%)
  66,110               Alcoa, Inc. .....................   $  1,888,102
                                                           ------------
                       Other Metals/Minerals (1.3%)
  99,300               Phelps Dodge Corp.* .............      4,765,407
                                                           ------------
                       Precious Metals (0.8%)
  70,920               Newmont Mining Corp. ............      2,784,319
                                                           ------------
                       Total Basic Materials ...........      9,437,828
                                                           ------------
                       Capital Goods
                       Chemicals: Major Diversified (0.1%)
   5,060               Dow Chemical Co. (The) ..........        174,722
                                                           ------------
                       Chemicals: Specialty (0.8%)
  61,000               Air Products & Chemicals,
                       Inc. ............................      2,886,520
                                                           ------------
                       Home Building (0.5%)
  27,900               Lennar Corp. ....................      1,876,275
                                                           ------------
                       Home Improvement Chains (0.1%)
   6,900               Home Depot, Inc. (The) ..........        221,904
                                                           ------------
                       Industrial Conglomerates (5.2%)
444,730                General Electric Co. ............     13,150,666
 33,650                Ingersoll-Rand Co., Ltd.
                       (Bermuda) .......................      2,002,848
 68,810                Tyco International Ltd.
                       (Bermuda) .......................      1,416,110
 26,400                United Technologies Corp. .......      2,118,600
                                                           ------------
                                                             18,688,224
                                                           ------------
                       Industrial Machinery (2.0%)
169,800                Roper Industries, Inc. ..........      7,247,064
                                                           ------------
                       Total Capital Goods .............     31,094,709
                                                           ------------
                       Consumer Non-Durables
                       Food: Major Diversified (1.9%)
151,020                PepsiCo, Inc. ...................      6,726,431
                                                           ------------
                       Household/Personal Care (3.4%)
110,000                Estee Lauder Companies, Inc.
                       (The) (Class A) .................      3,793,900
 56,400                Kimberly-Clark Corp. ............      2,882,604
 61,400                Procter & Gamble Co. (The) ......      5,359,606
                                                           ------------
                                                             12,036,110
                                                           ------------


      NUMBER OF
       SHARES                                                   VALUE
--------------------                                       ------------
                       Tobacco (0.4%)
 36,010                Altria Group, Inc. ..............   $  1,484,332
                                                           ------------
                       Total Consumer Non-Durables......     20,246,873
                                                           ------------
                       Energy
                       Contract Drilling (1.2%)
115,000                Noble Corp.
                       (Cayman Islands)* ...............      4,160,700
                                                           ------------
                       Electric Utilities (0.7%)
 93,430                American Electric Power Co.,
                       Inc. ............................      2,645,003
                                                           ------------
                       Integrated Oil (2.2%)
105,000                BP PLC (ADR)
                       (United Kingdom) ................      4,380,600
 80,500                Royal Dutch Petroleum Co.
                       (NY Registered Shares)
                       (Netherlands) ...................      3,612,035
                                                           ------------
                                                              7,992,635
                                                           ------------
                       Oil & Gas Production (2.7%)
 60,900                Apache Corp. ....................      4,200,882
143,810                EnCana Corp. (Canada) ...........      5,385,685
                                                           ------------
                                                              9,586,567
                                                           ------------
                       Oilfield Services/Equipment (2.7%)
118,030                Baker Hughes Inc. ...............      3,949,284
233,340                Halliburton Co. .................      5,642,161
                                                           ------------
                                                              9,591,445
                                                           ------------
                       Total Energy ....................     33,976,350
                                                           ------------
                       Entertainment & Leisure
                       Cable/Satellite TV (3.1%)
203,393                Comcast Corp.
                       (Class A Special)* ..............      6,050,942
407,470                Liberty Media Corp.
                       (Class A)* ......................      4,930,387
                                                           ------------
                                                             10,981,329
                                                           ------------
                       Media Conglomerates (1.9%)
 10,800                AOL Time Warner Inc.* ...........        176,688
145,000                Viacom, Inc. (Class B)
                       (Non-Voting) ....................      6,525,000
                                                           ------------
                                                              6,701,688
                                                           ------------

                       See Notes to Financial Statements

Morgan Stanley Market Leader Trust
PORTFOLIO OF INVESTMENTS o August 31, 2003 continued




      NUMBER OF
       SHARES                                                    VALUE
--------------------                                         ------------
                       Restaurants (1.8%)
206,000                Wendy's International, Inc. .......   $  6,499,300
                                                             ------------
                       Total Entertainment & Leisure......     24,182,317
                                                             ------------
                       Financial Services
                       Advertising/Marketing
                        Services (1.5%)
 66,490                Omnicom Group, Inc. ...............      5,192,869
                                                             ------------
                       Finance/Rental/Leasing (3.5%)
191,000                Fannie Mae ........................     12,374,890
  3,980                SLM Corp. .........................        159,916
                                                             ------------
                                                               12,534,806
                                                             ------------
                       Financial Conglomerates (4.6%)
  6,250                American Express Co. ..............        281,563
288,776                Citigroup, Inc. ...................     12,518,440
100,600                Prudential Financial, Inc. ........      3,662,846
                                                             ------------
                                                               16,462,849
                                                             ------------
                       Investment Banks/Brokers (3.2%)
171,000                Lehman Brothers Holdings,
                       Inc. ..............................     11,239,830
                                                             ------------
                       Investment Trusts/Mutual
                        Funds (2.7%)
 21,500                iShares Lehman 20+ Year
                       Treasury Bond Fund ................      1,798,475
 62,000                iShares Nasdaq
                       Biotechnology Index Fund*..........      4,576,840
 96,250                Nasdaq-100 Index Tracking
                       Stock* ............................      3,213,788
                                                             ------------
                                                                9,589,103
                                                             ------------
                       Major Banks (1.9%)
  2,170                Bank of America Corp. .............        171,973
222,040                Bank of New York Co., Inc.
                       (The) .............................      6,532,417
                                                             ------------
                                                                6,704,390
                                                             ------------
                       Multi-Line Insurance (3.0%)
178,900                American International Group,
                       Inc. ..............................     10,657,073
                                                             ------------
                       Property - Casualty
                        Insurers (1.3%)
 60,000                XL Capital Ltd. (Class A)
                       (Cayman Islands) ..................      4,545,000
                                                             ------------
                       Specialty Insurance (1.7%)


      NUMBER OF
       SHARES                                                     VALUE
--------------------                                         ------------
169,600                PMI Group, Inc. ...................   $  6,000,448
                                                             ------------
                       Total Financial Services ..........     82,926,365
                                                             ------------
                       Healthcare
                       Hospital/Nursing
                        Management (0.5%)
 51,330                HCA Inc. ..........................      1,950,027
                                                             ------------
                       Managed Health Care (3.6%)
222,800                Aetna Inc. ........................     12,699,600
                                                             ------------
                       Pharmaceuticals: Major (10.2%)
211,970                Johnson & Johnson .................     10,509,473
208,500                Merck & Co., Inc. .................     10,491,720
435,920                Pfizer, Inc. ......................     13,042,726
 52,500                Wyeth .............................      2,249,625
                                                             ------------
                                                               36,293,544
                                                             ------------
                       Total Healthcare ..................     50,943,174
                                                             ------------
                       Retail
                       Department Stores (1.1%)
 62,770                Kohl's Corp.* .....................      3,970,202
                                                             ------------
                       Discount Stores (5.3%)
190,000                Target Corp. ......................      7,714,000
186,780                Wal-Mart Stores, Inc. .............     11,051,773
                                                             ------------
                                                               18,765,773
                                                             ------------
                       Total Retail ......................     22,735,975
                                                             ------------
                       Technology
                       Aerospace & Defense (0.6%)
 42,220                Lockheed Martin Corp. .............      2,162,931
                                                             ------------
                       Computer Communications (2.3%)
427,900                Cisco Systems, Inc.* ..............      8,194,285
                                                             ------------
                       Computer Peripherals (0.9%)
 47,380                Lexmark International, Inc.* ......      3,176,355
                                                             ------------
                       Computer Processing
                        Hardware (2.2%)
  4,980                Dell Inc.* ........................        162,497
394,540                Hewlett-Packard Co. ...............      7,859,237
                                                             ------------
                                                                8,021,734
                                                             ------------

                       See Notes to Financial Statements

Morgan Stanley Market Leader Trust
PORTFOLIO OF INVESTMENTS o August 31, 2003 continued


 NUMBER OF
  SHARES                                               VALUE
----------                                        ---------------
             Data Processing Services (2.0%)
310,000      Concord EFS, Inc.* ...............   $  4,293,500
101,960      SunGard Data Systems Inc.*........      2,875,272
                                                  ------------
                                                     7,168,772
                                                  ------------
             Packaged Software (4.8%)
562,120      Microsoft Corp. ..................     14,907,422
186,130      Oracle Corp.* ....................      2,378,741
                                                  ------------
                                                    17,286,163
                                                  ------------
             Semiconductors (1.8%)
191,590      Intel Corp. ......................      5,483,306
139,700      Vitesse Semiconductor
             Corp.* ...........................        954,151
                                                  ------------
                                                     6,437,457
                                                  ------------
             Total Technology .................     52,447,697
                                                  ------------
             Telecommunications
             Broadcasting (0.9%)
 72,130      Clear Channel
             Communications, Inc.* ............      3,254,506
                                                  ------------
             Major Telecommunications (0.7%)
 52,320      SBC Communications, Inc. .........      1,176,677
 38,700      Verizon Communications Inc........      1,366,884
                                                  ------------
                                                     2,543,561
                                                  ------------
             Telecommunication Equipment (2.0%)
435,000      Nokia Corp. (ADR) (Finland) ......      7,086,150
  4,090      QUALCOMM Inc. ....................        168,835
                                                  ------------
                                                     7,254,985
                                                  ------------
             Wireless Telecommunications (1.5%)
291,520      Vodafone Group PLC
             (United Kingdom) .................      5,334,816
                                                  ------------
             Total Telecommunications .........     18,387,868
                                                  ------------
             Transportation
             Air Freight/Couriers (0.0%)
  2,220      United Parcel Service, Inc.
             (Class B) ........................        139,327
                                                  ------------
             Railroads (0.9%)
 97,250      CSX Corp. ........................      3,139,230
                                                  ------------
             Total Transportation .............      3,278,557
                                                  ------------
             Total Common Stocks
             (Cost $352,902,464)...............    349,657,713
                                                  ------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                       VALUE
-----------                                 ---------------
              Convertible Bond (0.2%)
              Wireless Telecommunications
$   850       Nextel Communications, Inc.
              5.25% due 01/15/10
              (Cost $953,025)............   $    770,313
                                            ------------
              Short-Term Investment (1.4%)
              Repurchase Agreement
  5,096       Joint repurchase agreement
              account 1.05% due
              09/02/03 (dated
              08/29/03; proceeds
              $5,096,595) (a)
              (Cost $5,096,000)..........      5,096,000
                                            ------------


Total Investments
(Cost $358,951,489) (b).........    99.6%        355,524,026
Other Assets in Excess of
Liabilities ....................     0.4           1,404,489
                                   -----         -----------
Net Assets .....................   100.0%       $356,928,515
                                   =====        ============

---------------------------
ADR         American Depository Receipt.
*           Non-income producing security.
(a)         Collateralized by federal agency and U.S. Treasury obligations.
(b)         The aggregate cost for federal income tax purposes is $360,387,590.
            The aggregate gross unrealized appreciation is $32,167,887 and the aggregate gross unrealized depreciation is $37,031,451, resulting in net unrealized depreciation of $4,863,564.

                       See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
August 31, 2003


Assets:
Investments in securities, at value
 (cost $358,951,489)..............................................    $  355,524,026
Receivable for:
 Investments sold ................................................         2,022,870
 Dividends .......................................................           364,222
 Shares of beneficial interest sold ..............................           235,598
Prepaid expenses and other assets ................................            48,821
                                                                      --------------
  Total Assets ...................................................       358,195,537
                                                                      --------------
Liabilities:
Payable for:
  Investments purchased ..........................................           503,839
  Shares of beneficial interest redeemed .........................           241,284
  Distribution fee ...............................................           229,888
  Investment management fee ......................................           229,415
Accrued expenses and other payables ..............................            62,596
                                                                      --------------
  Total Liabilities ..............................................         1,267,022
                                                                      --------------
  Net Assets .....................................................    $  356,928,515
                                                                      ==============
Composition of Net Assets:
Paid-in-capital ..................................................    $  550,267,975
Net unrealized depreciation ......................................        (3,427,463)
Accumulated net investment loss ..................................           (43,600)
Accumulated net realized loss ....................................      (189,868,397)
                                                                      --------------
  Net Assets .....................................................    $  356,928,515
                                                                      ==============
Class A Shares:
Net Assets .......................................................    $   12,226,027
Shares Outstanding (unlimited authorized, $.01 par value).........         1,020,543
  Net Asset Value Per Share ......................................    $        11.98
                                                                      ==============
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................    $        12.64
                                                                      ==============
Class B Shares:
Net Assets .......................................................    $  249,417,614
Shares Outstanding (unlimited authorized, $.01 par value).........        21,782,462
  Net Asset Value Per Share ......................................    $        11.45
                                                                      ==============
Class C Shares:
Net Assets .......................................................    $   14,669,338
Shares Outstanding (unlimited authorized, $.01 par value).........         1,278,411
  Net Asset Value Per Share ......................................    $        11.47
                                                                      ==============
Class D Shares:
Net Assets .......................................................    $   80,615,536
Shares Outstanding (unlimited authorized, $.01 par value).........         6,629,409
  Net Asset Value Per Share ......................................    $        12.16
                                                                      ==============


                       See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended August 31, 2003



Net Investment Loss:
Income
Dividends (net of $75,350 foreign withholding tax) .........    $   4,775,143
Interest ...................................................          370,423
                                                                -------------
  Total Income .............................................        5,145,566
                                                                -------------
Expenses
Investment management fee ..................................        2,797,932
Distribution fee (Class A shares) ..........................           23,644
Distribution fee (Class B shares) ..........................        2,701,874
Distribution fee (Class C shares) ..........................          142,362
Transfer agent fees and expenses ...........................          830,740
Shareholder reports and notices ............................           76,689
Registration fees ..........................................           68,492
Professional fees ..........................................           56,446
Trustees' fees and expenses ................................           13,086
Other ......................................................           14,377
                                                                -------------
  Total Expenses ...........................................        6,725,642
                                                                -------------
  Net Investment Loss ......................................       (1,580,076)
                                                                -------------
Net Realized and Unrealized Gain (Loss):
Net Realized Loss on:
 Investments ...............................................      (37,397,888)
 Futures contracts .........................................       (3,209,903)
                                                                -------------
  Net Realized Loss ........................................      (40,607,791)
                                                                -------------
Net Change in Unrealized Depreciation on:
 Investments ...............................................       61,549,859
 Futures contracts .........................................        2,013,157
                                                                -------------
  Net Appreciation .........................................       63,563,016
                                                                -------------
  Net Gain .................................................       22,955,225
                                                                -------------
Net Increase ...............................................    $  21,375,149
                                                                =============

                       See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets


                                                                                   FOR THE YEAR     FOR THE YEAR
                                                                                      ENDED             ENDED
                                                                                 AUGUST 31, 2003   AUGUST 31, 2002
                                                                                ----------------- ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ...........................................................   $  (1,580,076)   $   (2,771,288)
Net realized loss .............................................................     (40,607,791)     (135,149,305)
Net change in unrealized depreciation .........................................      63,563,016        (7,980,859)
                                                                                  -------------    --------------
  Net Increase (Decrease) .....................................................      21,375,149      (145,901,452)
Net increase (decrease) from transactions in shares of beneficial interest ....     (88,880,624)        3,413,521
                                                                                  -------------    --------------
  Net Decrease ................................................................     (67,505,475)     (142,487,931)
Net Assets:
Beginning of period ...........................................................     424,433,990       566,921,921
                                                                                  -------------    --------------
End of Period
(Including accumulated net investment losses of $43,600 and $29,208, respectively)$ 356,928,515    $  424,433,990
                                                                                  =============    ==============


                       See Notes to Financial Statements

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2003

1. Organization and Accounting Policies
Morgan Stanley Market Leader Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in equity securities issued by companies that are established leaders in their respective fields in growing industries in domestic and foreign markets. The Fund was organized as a Massachusetts business trust on November 4, 1996 and commenced operations on April 28, 1997. On July 28, 1997, the Fund converted to a multiple class share structure.


The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.


The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2003 continued

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation and Forward Foreign Currency Contracts - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2003 continued

losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets in excess of $1 billion.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.


In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $11,032,949 at August 31, 2003.


In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2003 continued

reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.21% and 0.96%, respectively.


The Distributor has informed the Fund that for the year ended August 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $51, $682,269 and $3,733, respectively and received $27,005 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2003 aggregated $166,421,763 and $225,885,652, respectively.


For the year ended August 31, 2003, the Fund incurred brokerage commissions of $33,134 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.


Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $1,800.


5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2003 continued

As of August 31, 2003, the tax-basis components of accumulated losses were as follows:



Net accumulated earnings ............          -
Capital loss carryforward* ..........      ($167,503,738)
Post-October losses .................        (20,972,158)
Net unrealized depreciation .........         (4,863,564)
                                        ----------------
Total accumulated losses ............      ($193,339,460)
                                        ================

* As of August 31, 2003, the Fund had a net capital loss carryforward of $167,503,738 of which $1,989,440 will expire on August 31, 2009, $50,201,996 will expire on August 31, 2010 and $115,312,302 will expire on August 31, 2011 to offset future capital gains to the extent provided by regulations.


As of August 31, 2003, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $1,591,960, accumulated net investment loss was credited $1,565,684 and accumulated net realized loss was credited $26,276.

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS o AUGUST 31, 2003 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:




                                                         FOR THE YEAR                           FOR THE YEAR
                                                             ENDED                                 ENDED
                                                        AUGUST 31, 2003                       AUGUST 31, 2002
                                              -----------------------------------   ------------------------------------
                                                   SHARES             AMOUNT             SHARES              AMOUNT
                                              ---------------   -----------------   ----------------   -----------------
CLASS A SHARES
Sold ......................................         389,334      $    4,240,059            866,261      $   12,078,399
Redeemed ..................................        (447,235)         (4,878,798)          (509,679)         (6,739,775)
                                                   --------      --------------           --------      --------------
Net increase (decrease) - Class A .........         (57,901)           (638,739)           356,582           5,338,624
                                                   --------      --------------           --------      --------------
CLASS B SHARES
Sold ......................................       2,265,328          23,975,185          8,223,363         110,561,234
Redeemed ..................................      (9,927,972)       (104,230,825)       (12,086,081)       (151,443,740)
                                                 ----------      --------------        -----------      --------------
Net decrease - Class B ....................      (7,662,644)        (80,255,640)        (3,862,718)        (40,882,506)
                                                 ----------      --------------        -----------      --------------
CLASS C SHARES
Sold ......................................         259,844           2,753,892            572,267           7,595,805
Redeemed ..................................        (533,831)         (5,630,244)          (596,346)         (7,500,261)
                                                 ----------      --------------        -----------      --------------
Net increase (decrease) - Class C .........        (273,987)         (2,876,352)           (24,079)             95,544
                                                 ----------      --------------        -----------      --------------
CLASS D SHARES
Sold ......................................       1,774,719          19,766,086          5,556,719          75,881,081
Redeemed ..................................      (2,256,467)        (24,875,979)        (2,792,988)        (37,019,222)
                                                 ----------      --------------        -----------      --------------
Net increase (decrease) - Class D .........        (481,748)         (5,109,893)         2,763,731          38,861,859
                                                 ----------      --------------        -----------      --------------
Net increase (decrease) in Fund ...........      (8,476,280)     $  (88,880,624)          (766,484)     $    3,413,521
                                                 ==========      ==============        ===========      ==============

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.


To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures contracts ("futures contracts").


Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At August 31, 2003, the Fund had no outstanding forward and futures contracts.

Morgan Stanley Market Leader Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
                                                             2003         2002          2001         2000        1999
                                                         ----------- ------------- ------------- ----------- -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $ 11.13     $ 14.54      $ 21.53      $ 15.29    $  9.73
                                                           -------     -------      -------       -------    -------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] .....................     0.02        0.01          0.03          0.02     (0.05)
 Net realized and unrealized gain (loss) ...............     0.83       (3.42)        (6.67)         7.05      5.61
                                                           -------     -------      -------      -------    -------
Total income (loss) from investment operations .........     0.85       (3.41)        (6.64)         7.07      5.56
                                                           -------     -------      -------      -------    -------
Less distributions from net realized gain ..............       -          -           (0.35)       ( 0.83)      -
                                                           -------     -------      -------      -------    -------
Net asset value, end of period .........................   $ 11.98     $ 11.13      $ 14.54      $ 21.53    $ 15.29
                                                           =======     =======      =======       =======   =======
Total Return+  .........................................      7.64%    (23.45)%      (31.16)%     47.49 %     57.14%
Ratios to Average Net Assets(1):
Expenses ...............................................      1.24%      1.20%         1.13%        1.18 %      1.23%
Net investment income (loss) ...........................      0.14%      0.09%         0.17%        0.08 %     (0.14)%
Supplemental Data:
Net assets, end of period, in thousands ................   $12,226    $11,999       $10,498       $12,677    $  971
Portfolio turnover rate ................................        48%        75%           60%          86 %       83%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL HIGHLIGHTS continued



                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
                                                             2003         2002          2001         2000        1999
                                                         ----------- ------------- ------------- ----------- -----------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $  10.72   $  14.12      $  21.07       $  15.09    $   9.68
                                                           --------   --------      --------       --------    --------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................      (0.07)     (0.09)        (0.10)         (0.13)      (0.12)
 Net realized and unrealized gain (loss) ...............       0.80      (3.31)        (6.50)          6.94        5.53
                                                           --------   --------      --------       --------    --------
Total income (loss) from investment operations .........       0.73      (3.40)        (6.60)          6.81        5.41
                                                           --------   --------      --------       --------    --------
Less distributions from net realized gain ..............        -          -           (0.35)         (0.83)        -
                                                           --------   --------      --------       --------    --------
Net asset value, end of period .........................   $  11.45   $  10.72      $  14.12       $  21.07    $  15.09
                                                           ========   ========      ========       ========    ========
Total Return+ ..........................................       6.81%    (24.08)%      (31.65)%        46.35%      55.89%
Ratios to Average Net Assets(1):
Expenses ...............................................       2.03%      1.96%         1.92%          1.93%       1.99%
Net investment loss ....................................      (0.65)%    (0.67)%       (0.62)%        (0.67)%     (0.90)%
Supplemental Data:
Net assets, end of period, in thousands ................   $249,418   $315,623      $470,236       $571,733    $189,534
Portfolio turnover rate ................................         48%        75%           60%            86%         83%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL HIGHLIGHTS continued



                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
                                                             2003         2002          2001         2000        1999
                                                         ----------- ------------- ------------- ----------- -----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................  $ 10.74     $ 14.15       $ 21.11       $ 15.12    $  9.67
                                                          -------     -------       -------       -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................    (0.06)      (0.09)        (0.10)        (0.12)    (0.09)
 Net realized and unrealized gain (loss) ...............     0.79       (3.32)        (6.51)         6.94      5.54
                                                          -------     -------       -------       -------    -------
Total income (loss) from investment operations .........     0.73       (3.41)        (6.61)         6.82      5.45
                                                          -------     -------       -------       -------    -------
Less distributions from net realized gain ..............      -           -           (0.35)        (0.83)      -
                                                          -------     -------       -------       -------    -------
Net asset value, end of period .........................  $ 11.47     $ 10.74       $ 14.15       $ 21.11    $ 15.12
                                                          =======     =======       =======       =======    =======
Total Return+ ..........................................     6.89%     (24.10) %     (31.64)%       46.33%     56.36%
Ratios to Average Net Assets(1):
Expenses ...............................................     1.99%       1.96%         1.92%         1.93%      1.75%
Net investment loss ....................................    (0.61)%     (0.67)%       (0.62)%       (0.67)%    (0.66)%
Supplemental Data:
Net assets, end of period, in thousands ................  $14,669     $16,668        $22,299       $22,736     $2,723
Portfolio turnover rate ................................       48%         75%            60%           86%        83%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL HIGHLIGHTS continued



                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
                                                             2003         2002          2001         2000        1999
                                                         ----------- ------------- ------------- ----------- -----------
Class D Shares:
Selected Per Share Data:
Net asset value, beginning of period ...................  $ 11.27     $ 14.70       $ 21.70        $ 15.37   $  9.74
                                                          -------     -------       -------        -------   -------
Income (loss) from investment operations:
 Net investment income[+/+] ............................    0.04         0.04          0.07           0.08       -
 Net realized and unrealized gain (loss) ...............    0.85        (3.47)        (6.72)          7.08      5.63
                                                          -------     -------       -------        -------   -------
Total income (loss) from investment operations .........    0.89        (3.43)        (6.65)          7.16      5.63
                                                          -------     -------       -------        -------   -------
Less distributions from net realized gain ..............      -           -           (0.35)         (0.83)      -
                                                          -------     -------       -------        -------   -------
Net asset value, end of period .........................  $ 12.16     $ 11.27       $ 14.70        $ 21.70   $ 15.37
                                                          =======     =======       =======        =======   =======
Total Return+  .........................................     7.90 %    (23.33) %     (30.96)%        47.84%    57.80%
Ratio to Average Net Assets(1):
Expenses ...............................................     1.03%       0.96%         0.92%          0.93%     0.99%
Net investment income ..................................     0.35%       0.33%         0.38%          0.33%     0.10%
Supplemental Data:
Net assets, end of period, in thousands ................  $80,616     $80,145       $63,888        $47,819   $   554
Portfolio turnover rate ................................       48%         75%           60%            86%       83%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Market Leader Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Market Leader Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Market Leader Trust (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Market Leader Trust as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
October 15, 2003

Morgan Stanley Market Leader Trust
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:



                                                         TERM OF
                                                       OFFICE AND
                                        POSITION(S)     LENGTH OF
       NAME, AGE AND ADDRESS OF          HELD WITH        TIME
          INDEPENDENT TRUSTEE            REGISTRANT      SERVED*
-------------------------------------- ------------- --------------
Michael Bozic (62)                     Trustee       Since
c/o Mayer, Brown, Rowe & Maw LLP                     April 1994
Counsel to the Independent Directors
1675 Broadway
New York, NY

Edwin J. Garn (70)                     Trustee       Since
c/o Summit Ventures LLC                              January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (69)                   Trustee       Since
c/o Mayer, Brown, Rowe & Maw LLP                     September
Counsel to the Independent Directors                 1997
1675 Broadway
New York, NY



                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                    IN FUND
                                                                                    COMPLEX
                                                                                   OVERSEEN
       NAME, AGE AND ADDRESS OF                 PRINCIPAL OCCUPATION(S)               BY
          INDEPENDENT TRUSTEE                    DURING PAST 5 YEARS**            TRUSTEE***   OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------------- ----------------------------------------- ------------ ------------------------------------
Michael Bozic (62)                     Retired; Director or Trustee of the           216      Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw LLP       Retail Funds and TCW/DW Term Trust                     Corporation.
Counsel to the Independent Directors   2003 (since April 1994) and the
1675 Broadway                          Institutional Funds (since July 2003);
New York, NY                           formerly Vice Chairman of Kmart
                                       Corporation (December 1998-October
                                       2000), Chairman and Chief Executive
                                       Officer of Levitz Furniture Corporation
                                       (November 1995-November 1998)
                                       and President and Chief Executive
                                       Officer of Hills Department Stores
                                       (May 1991-July 1995); formerly
                                       variously Chairman, Chief Executive
                                       Officer, President and Chief Operating
                                       Officer (1987-1991) of the Sears
                                       Merchandise Group of Sears, Roebuck
                                       & Co.

Edwin J. Garn (70)                     Director or Trustee of the Retail Funds       216      Director of Franklin Covey (time
c/o Summit Ventures LLC                and TCW/DW Term Trust 2003 (since                      management systems), BMW Bank
1 Utah Center                          January 1993) and the Institutional                    of North America, Inc. (industrial
201 S. Main Street                     Funds (since July 2003); member of                     loan corporation), United Space
Salt Lake City, UT                     the Utah Regional Advisory Board of                    Alliance (joint venture between
                                       Pacific Corp.; formerly United States                  Lockheed Martin and the Boeing
                                       Senator (R-Utah) (1974-1992) and                       Company) and Nuskin Asia Pacific
                                       Chairman, Senate Banking Committee                     (multilevel marketing); member of
                                       (1980-1986), Mayor of Salt Lake City,                  the board of various civic and
                                       Utah (1971-1974), Astronaut, Space                     charitable organizations.
                                       Shuttle Discovery (April 12-19, 1985),
                                       and Vice Chairman, Huntsman
                                       Corporation (chemical company).

Wayne E. Hedien (69)                   Retired; Director or Trustee of the           216      Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe & Maw LLP       Retail Funds and TCW/DW Term Trust                     (private mortgage insurance);
Counsel to the Independent Directors   2003; (since September 1997) and                       Trustee and Vice Chairman of The
1675 Broadway                          the Institutional Funds (since July                    Field Museum of Natural History;
New York, NY                           2003); formerly associated with the                    director of various other business
                                       Allstate Companies (1966-1994),                        and charitable organizations.
                                       most recently as Chairman of The
                                       Allstate Corporation (March
                                       1993-December 1994) and Chairman
                                       and Chief Executive Officer of its
                                       wholly-owned subsidiary, Allstate
                                       Insurance Company (July
                                       1989-December 1994).

Morgan Stanley Market Leader Trust
TRUSTEE AND OFFICER INFORMATION continued


                                                         TERM OF
                                                       OFFICE AND
                                         POSITION(S)    LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH       TIME
          INDEPENDENT TRUSTEE             REGISTRANT     SERVED*
--------------------------------------- ------------- ------------
Dr. Manuel H. Johnson (54)              Trustee       Since
c/o Johnson Smick International, Inc.                 July 1991
2099 Pennsylvania
Avenue, N.W.
Suite 950
Washington, D.C.

Joseph J. Kearns (61)                   Trustee       Since
PMB754                                                July 2003
23852 Pacific Coast Highway
Malibu, CA

Michael E. Nugent (67)                  Trustee       Since
c/o Triumph Capital, L.P.                             July 1991
445 Park Avenue
New York, NY

Fergus Reid (71)                        Trustee       Since
85 Charles Colman Blvd.                               July 2003
Pawling, NY



                                                                                    Number of
                                                                                   Portfolios
                                                                                     in Fund
                                                                                     Complex
                                                                                    Overseen
        Name, Age and Address of                 Principal Occupation(s)               by
          Independent Trustee                     During Past 5 Years**            Trustee***
--------------------------------------- ----------------------------------------- ------------
Dr. Manuel H. Johnson (54)              Chairman of the Audit Committee and           216
c/o Johnson Smick International, Inc.   Director or Trustee of the Retail Funds
2099 Pennsylvania                       and TCW/DW Term Trust 2003 (since
Avenue, N.W.                            July 1991) and the Institutional Funds
Suite 950                               (since July 2003); Senior Partner,
Washington, D.C.                        Johnson Smick International, Inc., a
                                        consulting firm; Co-Chairman and a
                                        founder of the Group of Seven Council
                                        (G7C), an international economic
                                        commission; formerly Vice Chairman
                                        of the Board of Governors of the
                                        Federal Reserve System and Assistant
                                        Secretary of the U.S. Treasury.

Joseph J. Kearns (61)                   Deputy Chairman of the Audit                  217
PMB754                                  Committee and Director or Trustee of
23852 Pacific Coast Highway             the Retail Funds and TCW/DW Term
Malibu, CA                              Trust 2003 (since July 2003) and the
                                        Institutional Funds (since August
                                        1994); previously Chairman of the
                                        Audit Committee of the Institutional
                                        Funds (October 2001-July 2003);
                                        President, Kearns & Associates LLC
                                        (investment consulting); formerly CFO
                                        of the J. Paul Getty Trust.

Michael E. Nugent (67)                  Chairman of the Insurance Committee           216
c/o Triumph Capital, L.P.               and Director or Trustee of the Retail
445 Park Avenue                         Funds and TCW/DW Term Trust 2003
New York, NY                            (since July 1991) and the Institutional
                                        Funds (since July 2001); General
                                        Partner of Triumph Capital, L.P., a
                                        private investment partnership;
                                        formerly Vice President, Bankers Trust
                                        Company and BT Capital Corporation
                                        ( 1984-1988).

Fergus Reid (71)                        Chairman of the Governance                    217
85 Charles Colman Blvd.                 Committee and Director or Trustee of
Pawling, NY                             the Retail Funds and TCW/DW Term
                                        Trust 2003 (since July 2003) and the
                                        Institutional Funds (since June 1992);
                                        Chairman of Lumelite Plastics
                                        Corporation.



        NAME, AGE AND ADDRESS OF
          INDEPENDENT TRUSTEE             OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- --------------------------------------
Dr. Manuel H. Johnson (54)              Director of NVR, Inc. (home
c/o Johnson Smick International, Inc.   construction); Chairman and Trustee
2099 Pennsylvania                       of the Financial Accounting
Avenue, N.W.                            Foundation (oversight organization
Suite 950                               of the Financial Accounting
Washington, D.C.                        Standards Board); Director of RBS
                                        Greenwich Capital Holdings (financial
                                        holding company).

Joseph J. Kearns (61)                   Director of Electro Rent Corporation
PMB754                                  (equipment leasing), The Ford Family
23852 Pacific Coast Highway             Foundation, and the UCLA
Malibu, CA                              Foundation.

Michael E. Nugent (67)                  Director of various business
c/o Triumph Capital, L.P.               organizations.
445 Park Avenue
New York, NY

Fergus Reid (71)                        Trustee and Director of certain
85 Charles Colman Blvd.                 investment companies in the
Pawling, NY                             JPMorgan Funds complex managed
                                        by JP Morgan Investment
                                        Management Inc.

Morgan Stanley Market Leader Trust
TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:



                                                TERM OF
                                              OFFICE AND
                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      INDEPENDENT TRUSTEE        REGISTRANT     SERVED*
------------------------------ ------------- ------------
Charles A. Fiumefreddo (70)    Chairman of   Since
c/o Morgan Stanley Trust       the Board     July 1991
Harborside Financial Center,   and Trustee
Plaza Two,
Jersey City, NJ

James F. Higgins (55)          Trustee       Since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee       Since
1585 Broadway                                April 1994
New York, NY



                                                                           NUMBER OF
                                                                          PORTFOLIOS
                                                                            IN FUND
                                                                            COMPLEX
                                                                           OVERSEEN
   NAME, AGE AND ADDRESS OF             PRINCIPAL OCCUPATION(S)               BY
      INDEPENDENT TRUSTEE                DURING PAST 5 YEARS**            TRUSTEE***   OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ ----------------------------------------- ------------ ------------------------------------
Charles A. Fiumefreddo (70)    Chairman and Director or Trustee of           216      None
c/o Morgan Stanley Trust       the Retail Funds and TCW/DW Term
Harborside Financial Center,   Trust 2003 (since July 1991) and the
Plaza Two,                     Institutional Funds (since July 2003);
Jersey City, NJ                formerly Chief Executive Officer of the
                               Retail Funds and the TCW/DW Term
                               Trust 2003 (until September 2002).

James F. Higgins (55)          Director or Trustee of the Retail Funds       216      Director of AXA Financial, Inc. and
c/o Morgan Stanley Trust       and TCW/DW Term Trust 2003 (since                      The Equitable Life Assurance
Harborside Financial Center,   June 2000) and the Institutional Funds                 Society of the United States
Plaza Two,                     (since July 2003); Senior Advisor of                   (financial services).
Jersey City, NJ                Morgan Stanley (since August 2000);
                               Director of the Distributor and Dean
                               Witter Realty Inc.; previously President
                               and Chief Operating Officer of the
                               Private Client Group of Morgan Stanley
                               (May 1999-August 2000), and
                               President and Chief Operating Officer
                               of Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Retail Funds       216      Director of American Airlines, Inc.
1585 Broadway                  and TCW/DW Term Trust 2003 (since                      and its parent company, AMR
New York, NY                   April 1994) and the Institutional Funds                Corporation.
                               (since July 2003); Chairman of the
                               Board of Directors and Chief Executive
                               Officer of Morgan Stanley and Morgan
                               Stanley DW Inc.; Director of the
                               Distributor; Chairman of the Board of
                               Directors and Chief Executive Officer of
                               Novus Credit Services Inc.; Director
                               and/or officer of various Morgan
                               Stanley subsidiaries.

------------
  * This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") (the "Retail Funds").
 ** The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds") reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.
*** The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).

Morgan Stanley Market Leader Trust
TRUSTEE AND OFFICER INFORMATION continued

Officers:



                                                        TERM OF
                                                      OFFICE AND
                                  POSITION(S)          LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH             TIME
      EXECUTIVE OFFICER            REGISTRANT           SERVED*
----------------------------- ------------------- ------------------
Mitchell M. Merin (50)        President           Since May 1999
1221 Avenue of the Americas
New York, NY

Ronald E. Robison (64)        Executive Vice      Since April 2003
1221 Avenue of the Americas   President and
New York, NY                  Principal
                              Executive Officer

Barry Fink (48)               Vice President      Since
1221 Avenue of the Americas   and General         February 1997
New York, NY                  Counsel

Joseph J. McAlinden (60)      Vice President      Since July 1995
1221 Avenue of the Americas
New York, NY

Stefanie V. Chang (36)        Vice President      Since July 2003
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------- -----------------------------------------------------------------------------------------
Mitchell M. Merin (50)        President and Chief Operating Officer of Morgan Stanley Investment Management Inc.;
1221 Avenue of the Americas   President, Director and Chief Executive Officer of the Investment Manager and Morgan
New York, NY                  Stanley Services; Chairman, Chief Executive Officer and Director of the Distributor;
                              Chairman and Director of the Transfer Agent; Director of various Morgan Stanley subsidiaries; President Morgan Stanley Investments LP (since February 2003);
                              President of the Institutional Funds (since July 2003) and President of the Retail Funds and TCW/DW Term Trust 2003 (since May 1999); Trustee (since July 2003) and
                              President (since December 2002) of the Van Kampen Closed-End Funds; Trustee (since
                              May 1999) and President (since October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (64)        Chief Global Operations Officer and Managing Director of Morgan Stanley Investment
1221 Avenue of the Americas   Management Inc.; Managing Director of Morgan Stanley & Co. Incorporated; Managing
New York, NY                  Director of Morgan Stanley; Managing Director, Chief Administrative Officer and Director
                              of the Investment Manager and Morgan Stanley Services; Chief Executive Officer and
                              Director of the Transfer Agent; Executive Vice President and Principal Executive Officer
                              of the Institutional Funds (since July 2003); and the TCW/DW Term Trust 2003 (since
                              April 2003); previously President of the Institutional Funds (March 2001-July 2003) and
                              Director of the Institutional Funds (March 2001-July 2003).

Barry Fink (48)               General Counsel (since May 2000) and Managing Director (since December 2000) of
1221 Avenue of the Americas   Morgan Stanley Investment Management; Managing Director (since December 2000),
New York, NY                  Secretary (since February 1997) and Director (since July 1998) of the Investment
                              Manager and Morgan Stanley Services; Assistant Secretary of Morgan Stanley DW;
                              Chief Legal Officer of Morgan Stanley Investments LP (since July 2002); Vice President of the Institutional Funds (since July 2003); Vice President and Secretary of the
                              Distributor; previously Secretary of the Retail Funds (February 1997-July 2003);
                              previously Vice President and Assistant General Counsel of the Investment Manager and
                              Morgan Stanley Services (February 1997-December 2001).

Joseph J. McAlinden (60)      Managing Director and Chief Investment Officer of the Investment Manager, Morgan
1221 Avenue of the Americas   Stanley Investment Management Inc. and Morgan Stanley Investments LP; Director of
New York, NY                  the Transfer Agent, Chief Investment Officer of the Van Kampen Funds; Vice President
                              of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Stefanie V. Chang (36)        Executive Director of Morgan Stanley & Co. and Morgan Stanley Investment
1221 Avenue of the Americas   Management Inc. and Vice President of the Institutional Funds (since December 1997)
New York, NY                  and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance LLP).

Morgan Stanley Market Leader Trust
TRUSTEE AND OFFICER INFORMATION continued


                                                      TERM OF
                                                     OFFICE AND
                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*
------------------------------ ----------------- -----------------
Francis Smith (38)             Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ                                  September
                                                 2002
Thomas F. Caloia (57)          Vice President    Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (36)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ -----------------------------------------------------------------------------------------
Francis Smith (38)             Executive Director of the Investment Manager and Morgan Stanley Services (since
c/o Morgan Stanley Trust       December 2001); previously Vice President of the Retail Funds (September 2002-July
Harborside Financial Center,   2003); previously Vice President of the Investment Manager and Morgan Stanley
Plaza Two,                     Services (August 2000-November 2001) and Senior Manager at
Jersey City, NJ                PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (57)          Executive Director (since December 2002) and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust       Manager, the Distributor and Morgan Stanley Services; previously Treasurer of the Retail
Harborside Financial Center,   Funds (April 1989-July 2003); formerly First Vice President of the Investment Manager,
Plaza Two,                     the Distributor and Morgan Stanley Services.
Jersey City, NJ

Mary E. Mullin (36)            Vice President of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc.; Secretary of the Institutional Funds (since June 1999) and the Retail
New York, NY                   Funds (since July 2003); formerly practiced law with the New York law firms of
                               McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

------------
  * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
 ** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

[GRAPHIC OMITTED]



TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Philip J. Purcell
Fergus Reid

                                                            MORGAN STANLEY FUNDS

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Barry Fink
Vice President and General Counsel

Joseph J. McAlinden
Vice President

Stefanie V. Chang
Vice President

Francis Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary
                                                                  Morgan Stanley
                                                                   Market Leader
                                                                          Trust


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


                                                                   Annual Report
                                                                 August 31, 2003

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

                                                       36004RPT-12326I03-AP-9/03

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(Copyright) 2003 Morgan Stanley                                [GRAPHIC OMITTED]

                          MORGAN STANLEY GROWTH FUND
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Growth Fund ("Growth") to be issued pursuant to an Agreement and Plan of Reorganization, dated October 23, 2003, between Growth and Morgan Stanley Market Leader Trust ("Market Leader") in connection with the acquisition by Growth of substantially all of the assets, subject to stated liabilities, of Market Leader. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read
in conjunction with the related Proxy Statement and Prospectus, dated        ,
    . A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Growth, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling
(800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


     The date of this Statement of Additional Information is        ,     .

                               TABLE OF CONTENTS




                                                         PAGE
                                                        -----
INTRODUCTION ........................................     B-3
ADDITIONAL INFORMATION ABOUT GROWTH .................     B-3
ADDITIONAL INFORMATION ABOUT MARKET LEADER ..........     B-4
FINANCIAL STATEMENTS ................................     B-5

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated
(the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Market Leader shareholders in connection with the solicitation of proxies by the Board of Trustees of Market Leader to be voted at the Special Meeting of shareholders of Market Leader to be held on February 24, 2004. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Growth dated May 30, 2003 and the Statement of Additional Information of Market Leader dated October 30, 2003.


                      ADDITIONAL INFORMATION ABOUT GROWTH


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Growth's investment objective and policies, see "Description of the Fund and Its Investments and Risks" in Growth's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Growth, see "Management of the Fund" and "Investment Management and Other Services" in Growth's Statement of Additional Information.



INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Growth's investment manager, see "Investment Management and Other Services" in Growth's Statement of Additional Information. For additional information about Growth's independent auditors, see "Investment Management and Other Services" in Growth's Statement of Additional Information. For additional information about other services provided to Growth, see "Investment Management and Other Services" in Growth's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Growth's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Growth, see "Capital Stock and Other Securities" in Growth's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Growth's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Growth's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Growth's policies regarding dividends and distributions and tax matters affecting Growth and its shareholders, see "Taxation of the Fund and Shareholders" in Growth's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about Growth's distributor and the distribution agreement between Growth and its distributor, see "Investment Management and Other Services" and "Underwriters" in Growth's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Growth's performance, see "Calculation of Performance Data" in Growth's Statement of Additional Information.


                  ADDITIONAL INFORMATION ABOUT MARKET LEADER


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Market Leader's investment objective and policies, see "Description of the Fund and Its Investments and Risks" in Market Leader's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Market Leader, see "Management of the Fund" and "Investment Management and Other Services" in Market Leader's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Market Leader's investment manager, see "Investment Management and Other Services" in Market Leader's Statement of Additional Information. For additional information about Market Leader's independent auditors, see "Investment Management and Other Services" in Market Leader's Statement of Additional Information. For additional information about other services provided to Market Leader, see "Investment Management and Other Services" in Market Leader's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Market Leader's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Market Leader, see "Capital Stock and Other Securities" in Market Leader's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Market Leader's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Market Leader's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Market Leader's policies regarding dividends and distributions and tax matters affecting Market Leader and its shareholders, see "Taxation of the Fund and Shareholders" in Market Leader's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about Market Leader's distributor and the distribution agreement between Market Leader and its distributor, see "Investment Management and Other Services" and "Underwriters" in Market Leader's Statement of Additional Information.

PERFORMANCE DATA


     For additional information about Market Leader's performance, see "Calculation of Performance Data" in Market Leader's Statement of Additional Information.


                             FINANCIAL STATEMENTS


     Growth's most recent audited financial statements are set forth in Growth's Annual Report for the fiscal year ended March 31, 2003 and the succeeding unaudited Semi-Annual Report for the six months ended September 30, 2003. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Market Leader's most recent audited financial statements are set forth in Market Leader's Annual Report for the fiscal year ended August 31, 2003, which are incorporated by reference in the Proxy Statement and Prospectus.


     Shown below are Financial Statements for both Market Leader and Growth and Pro Forma Financial Statements for the combined fund at August 31, 2003, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Market Leader and Growth and pro forma figures for the combined fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Market Leader and Growth and pro forma figures for the combined fund. The third table presents Statements of Operations (unaudited) for both Market Leader and Growth and pro forma figures for the combined fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

                          MORGAN STANLEY GROWTH FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)



                                                      MORGAN STANLEY GROWTH     MORGAN STANLEY MARKET
                                                              FUND                  LEADER TRUST                 COMBINED
                                                    ------------------------- ------------------------- --------------------------
                                                     NUMBER OF                 NUMBER OF                  NUMBER OF
                                                       SHARES       VALUE        SHARES       VALUE        SHARES        VALUE
                                                    ----------- ------------- ----------- ------------- ------------ -------------
COMMON STOCKS AND WARRANT (96.0%)
Advertising/Marketing Services (0.5%)
Omnicom Group, Inc. ...............................        --             --     66,490    $ 5,192,869      66,490    $ 5,192,869
                                                                 -----------               -----------                -----------
Aerospace & Defense (0.2%)
Lockheed Martin Corp. .............................        --             --     42,220      2,162,931      42,220      2,162,931
                                                                 -----------               -----------                -----------
Air Freight/Couriers (0.0%)
United Parcel Service, Inc. (Class B) .............        --             --      2,220        139,327       2,220        139,327
                                                                 -----------               -----------                -----------
Aluminum (0.2%)
Alcoa, Inc. .......................................        --             --     66,110      1,888,102      66,110      1,888,102
                                                                 -----------               -----------                -----------
Apparel/Footwear Retail (0.6%)
Abercrombie & Fitch Co. (Class A)* ................   104,400    $ 3,171,848         --             --     104,400      3,171,848
TJX Companies, Inc. (The) .........................   111,975      2,425,378         --             --     111,975      2,425,378
                                                                 -----------               -----------                -----------
                                                                   5,597,226                        --                  5,597,226
                                                                 -----------               -----------                -----------
Beverages: Non-Alcoholic (0.9%)
Coca-Cola Co. (The) ...............................   208,164      9,059,297         --             --     208,164      9,059,297
                                                                 -----------               -----------                -----------
Biotechnology (2.1%)
Amgen Inc.* .......................................   204,739     13,492,300         --             --     204,739     13,492,300
Celgene Corp.* ....................................    33,600      1,293,264         --             --      33,600      1,293,264
Gilead Sciences, Inc.* ............................    55,956      3,732,265         --             --      55,956      3,732,265
IDEC Pharmaceuticals Corp. ........................    69,200      2,404,700         --             --      69,200      2,404,700
                                                                 -----------               -----------                -----------
                                                                  20,922,529                        --                 20,922,529
                                                                 -----------               -----------                -----------
Broadcasting (2.1%)
Citadel Broadcasting Corp.* .......................   145,500      3,212,640         --             --     145,500      3,212,640
Clear Channel Communications, Inc.* ...............   226,850     10,235,472     72,130      3,254,506     298,980     13,489,978
Univision Communications, Inc. (Class A)* .........   117,775      4,415,385         --             --     117,775      4,415,385
                                                                 -----------               -----------                -----------
                                                                  17,863,497                 3,254,506                 21,118,003
                                                                 -----------               -----------                -----------
Cable/Satellite TV (1.9%)
Comcast Corp. (Class A)* ..........................   151,550      4,508,612    203,393      6,050,942     354,943     10,559,554
EchoStar Communications Corp. (Class A)* ..........    91,900      3,391,110         --             --      91,900      3,391,110
Liberty Media Corp. (Class A)* ....................        --             --    407,470      4,930,387     407,470      4,930,387
                                                                 -----------               -----------                -----------
                                                                   7,899,722                10,981,329                 18,881,051
                                                                 -----------               -----------                -----------
Chemicals: Major Diversified (0.0%)
Dow Chemical Co. (The) ............................        --             --      5,060        174,722       5,060        174,722
                                                                 -----------               -----------                -----------
Chemicals: Specialty (0.3%)
Air Products & Chemicals, Inc. ....................        --             --     61,000      2,886,520      61,000      2,886,520
                                                                 -----------               -----------                -----------
Computer Communications (3.2%) ....................
Cisco Systems, Inc.* ..............................   947,427     18,143,227    427,900      8,194,285   1,375,327     26,337,512
Emulex Corp.* .....................................    69,400      1,680,174         --             --      69,400      1,680,174
Juniper Networks, Inc.* ...........................   194,400      3,347,568         --             --     194,400      3,347,568
                                                                 -----------               -----------                -----------
                                                                  23,170,969                 8,194,285                 31,365,254
                                                                 -----------               -----------                -----------
Computer Peripherals (0.6%)
EMC Corp.* ........................................   175,050      2,231,887         --             --     175,050      2,231,887
Lexmark International, Inc. .......................        --             --     47,380      3,176,355      47,380      3,176,355
Seagate Technology, Inc. (Warrants) ...............   183,400             --         --             --     183,400             --
                                                                 -----------               -----------                -----------
                                                                   2,231,887                 3,176,355                  5,408,242
                                                                 -----------               -----------                -----------
Computer Processing Hardware (2.1%)
Dell Computer Corp.* ..............................   299,596      9,775,817      4,980        162,497     304,576      9,938,314
Hewlett-Packard Co. ...............................   125,200      2,493,984    394,540      7,859,237     519,740     10,353,221
                                                                 -----------               -----------                -----------
                                                                  12,269,801                 8,021,734                 20,291,535
                                                                 -----------               -----------                -----------
Contract Drilling (0.4%)
Noble Corp. (Cayman Islands)* .....................        --             --    115,000      4,160,700     115,000      4,160,700
                                                                 -----------               -----------                -----------

                          MORGAN STANLEY GROWTH FUND

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)


                                                         MORGAN STANLEY GROWTH     MORGAN STANLEY MARKET
                                                                 FUND                  LEADER TRUST
                                                       ------------------------- -------------------------
                                                        NUMBER OF                 NUMBER OF
                                                          SHARES       VALUE        SHARES       VALUE
                                                       ----------- ------------- ----------- -------------
Data Processing Services (1.2%)
Concord EFS, Inc.* ...................................        --             --    310,000    $ 4,293,500
First Data Corp. .....................................   111,644    $ 4,287,130         --             --
SunGard Data Systems Inc.* ...........................        --             --    101,960      2,875,272
                                                                    -----------               -----------
                                                                      4,287,130                 7,168,772
                                                                    -----------               -----------
Department Stores (0.7%)
Kohl's Corp.* ........................................    48,450      3,064,462     62,770      3,970,202
                                                                    -----------               -----------
Discount Stores (5.6%)
Costco Wholesale Corp.* ..............................    82,841      2,658,368         --             --
Dollar Tree Stores, Inc. .............................   138,500      5,433,355         --             --
Target Corp. .........................................   156,100      6,337,660    190,000      7,714,000
Wal-Mart Stores, Inc. ................................   367,253     21,730,360    186,780     11,051,773
                                                                    -----------               -----------
                                                                     36,159,743                18,765,773
                                                                    -----------               -----------
Drugstore Chains (0.3%)
Walgreen Co. .........................................    88,325      2,876,745         --             --
                                                                    -----------               -----------
Electric Utilities (0.3%)
American Electric Power Co., Inc. ....................        --             --     93,430      2,645,003
                                                                    -----------               -----------
Electronic Components (0.8%)
Amphenol Corp. (Class A)* ............................    39,400      2,148,482         --             --
Flextronics International Ltd. (Singapore)* ..........   190,400      2,568,496         --             --
Jabil Circuit, Inc.* .................................    98,830      2,782,064         --             --
                                                                    -----------               -----------
                                                                      7,499,042                        --
                                                                    -----------               -----------
Electronic Production Equipment (1.3%)
Applied Materials, Inc.* .............................   428,776      9,261,562         --             --
Novellus Systems, Inc.* ..............................    78,900      3,152,844         --             --
                                                                    -----------               -----------
                                                                     12,414,406                        --
                                                                    -----------               -----------
Finance/Rental/Leasing (1.3%)
Fannie Mae ...........................................        --             --    191,000     12,374,890
SLM Corp. ............................................        --             --      3,980        159,916
                                                                    -----------               -----------
                                                                             --                12,534,806
                                                                    -----------               -----------
Financial Conglomerates (5.2%)
American Express Co. .................................   181,250      8,165,312      6,250        281,563
Citigroup, Inc. ......................................   533,966     23,147,426    288,776     12,518,440
J.P. Morgan Chase & Co. ..............................   117,200      4,010,584         --             --
Prudential Financial, Inc. ...........................        --             --    100,600      3,662,846
                                                                    -----------               -----------
                                                                     35,323,322                16,462,849
                                                                    -----------               -----------
Food: Major Diversified (1.7%)
PepsiCo, Inc. ........................................   217,325      9,679,655    151,020      6,726,431
                                                                    -----------               -----------
Home Building (0.2%)
Lennar Corp. .........................................        --             --     27,900      1,876,275
                                                                    -----------               -----------
Home Improvement Chains (1.3%)
Home Depot, Inc. (The) ...............................   258,157      8,302,329      6,900        221,904
Lowe's Companies, Inc. ...............................    82,100      4,504,006         --             --
                                                                    -----------               -----------
                                                                     12,806,335                   221,904
                                                                    -----------               -----------
Hospital/Nursing Management (0.4%)
HCA Inc. .............................................        --             --     51,330      1,950,027
Health Management Associates, Inc. (Class A) .........    65,600      1,461,568         --             --
                                                                    -----------               -----------
                                                                      1,461,568                 1,950,027
                                                                    -----------               -----------



                                                               COMBINED
                                                       ------------------------
                                                        NUMBER OF
                                                         SHARES       VALUE
                                                       ---------- -------------
Data Processing Services (1.2%)
Concord EFS, Inc.* ...................................  310,000    $ 4,293,500
First Data Corp. .....................................  111,644      4,287,130
SunGard Data Systems Inc.* ...........................  101,960      2,875,272
                                                                   -----------
                                                                    11,455,902
                                                                   -----------
Department Stores (0.7%)
Kohl's Corp.* ........................................  111,220      7,034,664
                                                                   -----------
Discount Stores (5.6%)
Costco Wholesale Corp.* ..............................   82,841      2,658,368
Dollar Tree Stores, Inc. .............................  138,500      5,433,355
Target Corp. .........................................  346,100     14,051,660
Wal-Mart Stores, Inc. ................................  554,033     32,782,133
                                                                   -----------
                                                                    54,925,516
                                                                   -----------
Drugstore Chains (0.3%)
Walgreen Co. .........................................   88,325      2,876,745
                                                                   -----------
Electric Utilities (0.3%)
American Electric Power Co., Inc. ....................   93,430      2,645,003
                                                                   -----------
Electronic Components (0.8%)
Amphenol Corp. (Class A)* ............................   39,400      2,148,482
Flextronics International Ltd. (Singapore)* ..........  190,400      2,568,496
Jabil Circuit, Inc.* .................................   98,830      2,782,064
                                                                   -----------
                                                                     7,499,042
                                                                   -----------
Electronic Production Equipment (1.3%)
Applied Materials, Inc.* .............................  428,776      9,261,562
Novellus Systems, Inc.* ..............................   78,900      3,152,844
                                                                   -----------
                                                                    12,414,406
                                                                   -----------
Finance/Rental/Leasing (1.3%)
Fannie Mae ...........................................  191,000     12,374,890
SLM Corp. ............................................    3,980        159,916
                                                                   -----------
                                                                    12,534,806
                                                                   -----------
Financial Conglomerates (5.2%)
American Express Co. .................................  187,500      8,446,875
Citigroup, Inc. ......................................  822,742     35,665,866
J.P. Morgan Chase & Co. ..............................  117,200      4,010,584
Prudential Financial, Inc. ...........................  100,600      3,662,846
                                                                   -----------
                                                                    51,786,171
                                                                   -----------
Food: Major Diversified (1.7%)
PepsiCo, Inc. ........................................  368,345     16,406,086
                                                                   -----------
Home Building (0.2%)
Lennar Corp. .........................................   27,900      1,876,275
                                                                   -----------
Home Improvement Chains (1.3%)
Home Depot, Inc. (The) ...............................  265,057      8,524,233
Lowe's Companies, Inc. ...............................   82,100      4,504,006
                                                                   -----------
                                                                    13,028,239
                                                                   -----------
Hospital/Nursing Management (0.4%)
HCA Inc. .............................................   51,330      1,950,027
Health Management Associates, Inc. (Class A) .........   65,600      1,461,568
                                                                   -----------
                                                                     3,411,595
                                                                   -----------

                          MORGAN STANLEY GROWTH FUND

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)


                                                         MORGAN STANLEY GROWTH     MORGAN STANLEY MARKET
                                                                 FUND                  LEADER TRUST
                                                       ------------------------- -------------------------
                                                        NUMBER OF                 NUMBER OF
                                                          SHARES       VALUE        SHARES       VALUE
                                                       ----------- ------------- ----------- -------------
Household/Personal Care (3.0%)
Colgate-Palmolive Co. ................................    92,270    $ 5,100,686         --             --
Estee Lauder Companies, Inc. (The) (Class A) .........        --             --    110,000    $ 3,793,900
Kimberly-Clark Corp. .................................        --             --     56,400      2,882,604
Procter & Gamble Co. (The) ...........................   145,337     12,686,467     61,400      5,359,606
                                                                    -----------               -----------
                                                                     17,787,153                12,036,110
                                                                    -----------               -----------
Industrial Conglomerates (5.8%)
3M Co. ...............................................    88,750     12,644,213         --             --
General Electric Co. .................................   874,350     25,854,530    444,730     13,150,666
Ingersoll-Rand Co., Ltd. (Bermuda) ...................        --             --     33,650      2,002,848
Tyco International Ltd. (Bermuda) ....................        --             --     68,810      1,416,110
United Technologies Corp. ............................        --             --     26,400      2,118,600
                                                                    -----------               -----------
                                                                     38,498,743                18,688,224
                                                                    -----------               -----------
Industrial Machinery (0.7%)
Roper Industries, Inc. ...............................        --             --    169,800      7,247,064
                                                                    -----------               -----------
Information Technology Services (0.9%)
International Business Machines Corp. ................    95,800      7,856,558         --             --
PeopleSoft, Inc.* ....................................    56,600      1,024,460         --             --
                                                                    -----------               -----------
                                                                      8,881,018                        --
                                                                    -----------               -----------
Integrated Oil (2.1%)
BP PLC (ADR) (United Kingdom) ........................        --             --    105,000      4,380,600
Exxon Mobil Corp. ....................................   341,200     12,863,240         --             --
Royal Dutch Petroleum Co. (NY Registered
 Shares) (Netherlands) ...............................        --             --     80,500      3,612,035
                                                                    -----------               -----------
                                                                     12,863,240                 7,992,635
                                                                    -----------               -----------
Internet Retail (0.5%)
InterActiveCorp.* ....................................   144,090      5,332,771         --             --
                                                                    -----------               -----------
Internet Software/Services (0.5%)
Siebel Systems, Inc.* ................................   205,800      2,074,464         --             --
Yahoo! Inc.* .........................................    96,900      3,236,460         --             --
                                                                    -----------               -----------
                                                                      5,310,924                        --
                                                                    -----------               -----------
Investment Banks/Brokers (2.0%)
Goldman Sachs Group, Inc. (The) ......................    68,654      6,075,192         --             --
Lehman Brothers Holdings, Inc. .......................        --             --    171,000     11,239,830
Schwab (Charles) Corp. (The) .........................   229,000      2,486,940         --             --
                                                                    -----------               -----------
                                                                      8,562,132                11,239,830
                                                                    -----------               -----------
Investment Trusts/Mutual Funds (1.0%)
iShares Lehman 20+ Year Treasury Bond Fund ...........        --             --     21,500      1,798,475
iShares Nasdaq Biotechnology Index Fund* .............        --             --     62,000      4,576,840
Nasdaq-100 Index Tracking Stock* .....................        --             --     96,250      3,213,788
                                                                    -----------               -----------
                                                                             --                 9,589,103
                                                                    -----------               -----------
Life/Health Insurance (0.4%)
AFLAC, Inc. ..........................................   129,800      4,154,898         --             --
                                                                    -----------               -----------
Major Banks (2.0%)
Bank of America Corp. ................................        --             --      2,170        171,973
Bank of New York Co., Inc. (The) .....................   196,025      5,767,056    222,040      6,532,417
Wells Fargo & Co. ....................................   140,000      7,019,600         --             --
                                                                    -----------               -----------
                                                                     12,786,656                 6,704,390
                                                                    -----------               -----------
Major Telecommunications (0.3%)
SBC Communications, Inc. .............................        --             --     52,320      1,176,677
Verizon Communications Inc. ..........................        --             --     38,700      1,366,884
                                                                    -----------               -----------
                                                                             --                 2,543,561
                                                                    -----------               -----------



                                                                COMBINED
                                                       --------------------------
                                                         NUMBER OF
                                                          SHARES        VALUE
                                                       ------------ -------------
Household/Personal Care (3.0%)
Colgate-Palmolive Co. ................................     92,270    $ 5,100,686
Estee Lauder Companies, Inc. (The) (Class A) .........    110,000      3,793,900
Kimberly-Clark Corp. .................................     56,400      2,882,604
Procter & Gamble Co. (The) ...........................    206,737     18,046,073
                                                                     -----------
                                                                      29,823,263
                                                                     -----------
Industrial Conglomerates (5.8%)
3M Co. ...............................................     88,750     12,644,213
General Electric Co. .................................  1,319,080     39,005,196
Ingersoll-Rand Co., Ltd. (Bermuda) ...................     33,650      2,002,848
Tyco International Ltd. (Bermuda) ....................     68,810      1,416,110
United Technologies Corp. ............................     26,400      2,118,600
                                                                     -----------
                                                                      57,186,967
                                                                     -----------
Industrial Machinery (0.7%)
Roper Industries, Inc. ...............................    169,800      7,247,064
                                                                     -----------
Information Technology Services (0.9%)
International Business Machines Corp. ................     95,800      7,856,558
PeopleSoft, Inc.* ....................................     56,600      1,024,460
                                                                     -----------
                                                                       8,881,018
                                                                     -----------
Integrated Oil (2.1%)
BP PLC (ADR) (United Kingdom) ........................    105,000      4,380,600
Exxon Mobil Corp. ....................................    341,200     12,863,240
Royal Dutch Petroleum Co. (NY Registered
 Shares) (Netherlands) ...............................     80,500      3,612,035
                                                                     -----------
                                                                      20,855,875
                                                                     -----------
Internet Retail (0.5%)
InterActiveCorp.* ....................................    144,090      5,332,771
                                                                     -----------
Internet Software/Services (0.5%)
Siebel Systems, Inc.* ................................    205,800      2,074,464
Yahoo! Inc.* .........................................     96,900      3,236,460
                                                                     -----------
                                                                       5,310,924
                                                                     -----------
Investment Banks/Brokers (2.0%)
Goldman Sachs Group, Inc. (The) ......................     68,654      6,075,192
Lehman Brothers Holdings, Inc. .......................    171,000     11,239,830
Schwab (Charles) Corp. (The) .........................    229,000      2,486,940
                                                                     -----------
                                                                      19,801,962
                                                                     -----------
Investment Trusts/Mutual Funds (1.0%)
iShares Lehman 20+ Year Treasury Bond Fund ...........     21,500      1,798,475
iShares Nasdaq Biotechnology Index Fund* .............     62,000      4,576,840
Nasdaq-100 Index Tracking Stock* .....................     96,250      3,213,788
                                                                     -----------
                                                                       9,589,103
                                                                     -----------
Life/Health Insurance (0.4%)
AFLAC, Inc. ..........................................    129,800      4,154,898
                                                                     -----------
Major Banks (2.0%)
Bank of America Corp. ................................      2,170        171,973
Bank of New York Co., Inc. (The) .....................    418,065     12,299,473
Wells Fargo & Co. ....................................    140,000      7,019,600
                                                                     -----------
                                                                      19,491,046
                                                                     -----------
Major Telecommunications (0.3%)
SBC Communications, Inc. .............................     52,320      1,176,677
Verizon Communications Inc. ..........................     38,700      1,366,884
                                                                     -----------
                                                                       2,543,561
                                                                     -----------

                          MORGAN STANLEY GROWTH FUND

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)


                                                 MORGAN STANLEY GROWTH     MORGAN STANLEY MARKET
                                                         FUND                   LEADER TRUST                 COMBINED
                                               ------------------------- -------------------------- ---------------------------
                                                NUMBER OF                 NUMBER OF                   NUMBER OF
                                                  SHARES       VALUE        SHARES        VALUE        SHARES         VALUE
                                               ----------- ------------- ----------- -------------- ------------ --------------
Managed Health Care (1.9%)
Aetna Inc. ...................................         --            --    222,800    $12,699,600      222,800    $ 12,699,600
UnitedHealth Group Inc. ......................    125,000   $ 6,178,750         --             --      125,000       6,178,750
                                                            -----------               -----------                 ------------
                                                              6,178,750                12,699,600                   18,878,350
                                                            -----------               -----------                 ------------
Media Conglomerates (1.5%)
AOL Time Warner Inc.* ........................         --            --     10,800        176,688       10,800         176,688
Viacom, Inc. (Class B) * .....................    181,125     8,150,625    145,000      6,525,000      326,125      14,675,625
                                                            -----------               -----------                 ------------
                                                              8,150,625                 6,701,688                   14,852,313
                                                            -----------               -----------                 ------------
Medical Distributors (0.3%)
AmerisourceBergen Corp. ......................     56,200     3,271,402         --             --       56,200       3,271,402
                                                            -----------               -----------                 ------------
Medical Specialties (1.1%)
Boston Scientific Corp.* .....................     62,450     3,753,245         --             --       62,450       3,753,245
Medtronic, Inc. ..............................     89,664     4,445,541         --             --       89,664       4,445,541
St. Jude Medical, Inc.* ......................     55,350     2,882,075         --             --       55,350       2,882,075
                                                            -----------               -----------                 ------------
                                                             11,080,861                        --                   11,080,861
                                                            -----------               -----------                 ------------
Multi-Line Insurance (2.3%)
American International Group, Inc. ...........    230,374    13,723,379    178,900     10,657,073      409,274      24,380,452
                                                            -----------
Oil & Gas Production (1.0%)
Apache Corp. .................................         --            --     60,900      4,200,882       60,900       4,200,882
EnCana Corp. (Canada) ........................         --            --    143,810      5,385,685      143,810       5,385,685
                                                            -----------               -----------                 ------------
                                                                     --                 9,586,567                    9,586,567
                                                            -----------               -----------                 ------------
Oilfield Services/Equipment (2.4%)
Baker Hughes Inc. ............................    104,493     3,496,336    118,030      3,949,284      222,523       7,445,620
BJ Services Co.* .............................    110,100     4,114,437         --             --      110,100       4,114,437
Halliburton Co. ..............................         --            --    233,340      5,642,161      233,340       5,642,161
Smith International, Inc.* ...................    151,920     5,938,553         --             --      151,920       5,938,553
                                                            -----------               -----------                 ------------
                                                             13,549,326                 9,591,445                   23,140,771
                                                            -----------               -----------                 ------------
Other Consumer Services (0.8%)
eBay, Inc.* ..................................    110,200     6,119,406         --             --      110,200       6,119,406
Weight Watchers International, Inc.* .........     32,360     1,402,806         --             --       32,360       1,402,806
                                                            -----------               -----------                 ------------
                                                              7,522,212                        --                    7,522,212
                                                            -----------               -----------                 ------------
Other Metals/Minerals (0.5%)
Phelps Dodge Corp.* ..........................         --            --     99,300      4,765,407       99,300       4,765,407
                                                            -----------               -----------                 ------------
Packaged Software (7.8%)
Adobe Systems Inc. ...........................     89,800     3,486,934         --             --       89,800       3,486,934
Mercury Interactive Corp.* ...................     45,400     1,992,606         --             --       45,400       1,992,606
Microsoft Corp. ..............................  1,554,700    41,230,644    562,120     14,907,422    2,116,820      56,138,066
Oracle Corp.* ................................    570,372     7,289,354    186,130      2,378,741      756,502       9,668,095
Symantec Corp.* ..............................     57,610     3,308,542         --             --       57,610       3,308,542
VERITAS Software Corp.* ......................     79,950     2,756,676         --             --       79,950       2,756,676
                                                            -----------               -----------                 ------------
                                                             60,064,756                17,286,163                   77,350,919
                                                            -----------               -----------                 ------------
Pharmaceuticals: Major (10.1%)
Abbott Laboratories ..........................    130,978     5,278,413         --             --      130,978       5,278,413
Johnson & Johnson ............................    278,499    13,807,980    211,970     10,509,473      490,469      24,317,453
Lilly (Eli) & Co. ............................    104,350     6,942,406         --             --      104,350       6,942,406
Merck & Co., Inc. ............................    131,443     6,614,212    208,500     10,491,720      339,943      17,105,932
Pfizer Inc. ..................................    771,154    23,072,928    435,920     13,042,726    1,207,074      36,115,654
Wyeth, Inc. ..................................    187,085     8,016,592     52,500      2,249,625      239,585      10,266,217
                                                            -----------               -----------                 ------------
                                                             63,732,531                36,293,544                  100,026,075
                                                            -----------               -----------                 ------------
Precious Metals (0.3%)
Newmont Mining Corp. Co. .....................         --            --     70,920      2,784,319       70,920       2,784,319
                                                            -----------               -----------                 ------------

                          MORGAN STANLEY GROWTH FUND

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)


                                                                                    MORGAN STANLEY MARKET
                                                     MORGAN STANLEY GROWTH FUND         LEADER TRUST
                                                     --------------------------- ---------------------------
                                                      NUMBER OF                   NUMBER OF
                                                        SHARES        VALUE         SHARES        VALUE
                                                     ----------- --------------- ----------- ---------------
Property -- Casualty Insurers (0.5%)
XL Capital Ltd. (Class A) (Cayman Islands) .........        --               --     60,000    $   4,545,000
                                                                  -------------               -------------
Publishing: Newspapers (0.3%)
Gannett Co., Inc. ..................................    33,850    $   2,654,517         --               --
                                                                  -------------               -------------
Railroads (0.3%)
CSX Corp. ..........................................        --               --     97,250        3,139,230
                                                                  -------------               -------------
Restaurants (1.3%)
McDonald's Corp. ...................................   101,000        2,264,420         --               --
Wendy's International, Inc. ........................        --               --    206,000        6,499,300
Yum! Brands, Inc.* .................................   122,050        3,618,783         --               --
                                                                  -------------               -------------
                                                                      5,883,203                   6,499,300
                                                                  -------------               -------------
Semiconductors (4.9%)
Analog Devices, Inc.* ..............................   109,900        4,505,900         --               --
Broadcom Corp. (Class A)* ..........................    61,600        1,692,768         --               --
Intel Corp. ........................................   748,300       21,416,346    191,590        5,483,306
Linear Technology Corp. ............................    94,575        3,898,382         --               --
Maxim Integrated Products, Inc. ....................    72,350        3,249,239         --               --
Texas Instruments Inc. .............................   245,279        5,849,904         --               --
Vitesse Semiconductor Corp.* .......................        --               --    139,700          954,151
Xilinx, Inc.* ......................................    53,300        1,643,772         --               --
                                                                  -------------               -------------
                                                                     42,256,311                   6,437,457
                                                                  -------------               -------------
Services to the Health Industry (0.0%)
Medco Health Solutions Inc.* .......................        --               25         --               --
                                                                  -------------               -------------
Specialty Insurance (0.6%)
PMI Group, Inc. ....................................        --               --    169,600        6,000,448
                                                                  -------------               -------------
Specialty Stores (0.6%)
Bed Bath & Beyond Inc.* ............................    84,400        3,631,732         --               --
Tiffany & Co. ......................................    57,178        2,225,368         --               --
                                                                  -------------               -------------
                                                                      5,857,100                          --
                                                                  -------------               -------------
Telecommunication Equipment (2.0%)
Nokia Corp. (ADR) (Finland) ........................   406,100        6,615,369    435,000        7,086,150
QUALCOMM Inc. ......................................   113,310        4,677,437      4,090          168,835
UTStarcom, Inc.* ...................................    36,800        1,580,928         --               --
                                                                  -------------               -------------
                                                                     12,873,734                   7,254,985
                                                                  -------------               -------------
Tobacco (0.2%)
Altria Group, Inc. .................................        --               --     36,010        1,484,332
                                                                  -------------               -------------
Wireless Telecommunications (0.7%)
AT&T Wireless Services Inc.* .......................   181,550        1,564,961         --               --
Vodafone Group PLC (United Kingdom) ................        --               --    291,520        5,334,816
                                                                  -------------               -------------
                                                                      1,564,961                   5,334,816
                                                                  -------------               -------------
TOTAL COMMON STOCKS AND WARRANT
(Cost $537,217,318, $352,902,464 and $890,119,782,
 respectively) .....................................                597,128,564                 349,657,713
                                                                  -------------               -------------



                                                              COMBINED
                                                     --------------------------
                                                      NUMBER OF
                                                       SHARES        VALUE
                                                     ---------- ---------------
Property -- Casualty Insurers (0.5%)
XL Capital Ltd. (Class A) (Cayman Islands) .........   60,000    $   4,545,000
                                                                 -------------
Publishing: Newspapers (0.3%)
Gannett Co., Inc. ..................................   33,850        2,654,517
                                                                 -------------
Railroads (0.3%)
CSX Corp. ..........................................   97,250        3,139,230
                                                                 -------------
Restaurants (1.3%)
McDonald's Corp. ...................................  101,000        2,264,420
Wendy's International, Inc. ........................  206,000        6,499,300
Yum! Brands, Inc.* .................................  122,050        3,618,783
                                                                 -------------
                                                                    12,382,503
                                                                 -------------
Semiconductors (4.9%)
Analog Devices, Inc.* ..............................  109,900        4,505,900
Broadcom Corp. (Class A)* ..........................   61,600        1,692,768
Intel Corp. ........................................  939,890       26,899,652
Linear Technology Corp. ............................   94,575        3,898,382
Maxim Integrated Products, Inc. ....................   72,350        3,249,239
Texas Instruments Inc. .............................  245,279        5,849,904
Vitesse Semiconductor Corp.* .......................  139,700          954,151
Xilinx, Inc.* ......................................   53,300        1,643,772
                                                                 -------------
                                                                    48,693,768
                                                                 -------------
Services to the Health Industry (0.0%)
Medco Health Solutions Inc.* .......................       --               25
                                                                 -------------
Specialty Insurance (0.6%)
PMI Group, Inc. ....................................  169,600        6,000,448
                                                                 -------------
Specialty Stores (0.6%)
Bed Bath & Beyond Inc.* ............................   84,400        3,631,732
Tiffany & Co. ......................................   57,178        2,225,368
                                                                 -------------
                                                                     5,857,100
                                                                 -------------
Telecommunication Equipment (2.0%)
Nokia Corp. (ADR) (Finland) ........................  841,100       13,701,519
QUALCOMM Inc. ......................................  117,400        4,846,272
UTStarcom, Inc.* ...................................   36,800        1,580,928
                                                                 -------------
                                                                    20,128,719
                                                                 -------------
Tobacco (0.2%)
Altria Group, Inc. .................................   36,010        1,484,332
                                                                 -------------
Wireless Telecommunications (0.7%)
AT&T Wireless Services Inc.* .......................  181,550        1,564,961
Vodafone Group PLC (United Kingdom) ................  291,520        5,334,816
                                                                 -------------
                                                                     6,899,777
                                                                 -------------
TOTAL COMMON STOCKS AND WARRANT
(Cost $537,217,318, $352,902,464 and $890,119,782,
 respectively) .....................................               946,786,277
                                                                 -------------

                          MORGAN STANLEY GROWTH FUND


           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2003

                                  (UNAUDITED)


                                                                                       MORGAN STANLEY MARKET
                                                         MORGAN STANLEY GROWTH FUND         LEADER TRUST
                                                         --------------------------- --------------------------
                                                          PRINCIPAL                   PRINCIPAL
                                                          AMOUNT IN                   AMOUNT IN
                                                          THOUSANDS       VALUE       THOUSANDS       VALUE
                                                         ----------- --------------- ----------- --------------
CONVERTIBLE BOND (0.1%)
Wireless Telecommunications
Nextel Communications, Inc. 5.25% due 01/15/10
 (Cost $0, $953,025 and $953,025, respectively).........      --                --     $   850        770,313
                                                         -------        ----------     -------        -------

SHORT-TERM INVESTMENTS (4.0%)
REPURCHASE AGREEMENTS
Joint repurchase agreement account 1.05% due
 09/02/03 (dated 08/29/03; proceeds $5,096,595) (a)
 (Cost $34,788,000, $5,096,000 and $39,884,000,
 respectively) ......................................... $34,788        34,788,000       5,096      5,096,000
                                                         -------        ----------     -------      ---------

TOTAL INVESTMENTS
(Cost $572,005,318, $358,951,489 and $930,956,807,
 respectively) (b) .....................................               631,916,564                355,524,026
OTHER ASSETS AND LIABILITIES ...........................                (2,816,377)                 1,404,489
                                                                       -----------                -----------
NET ASSETS .............................................              $629,100,187               $356,928,515
                                                                      ============               ============



                                                                  COMBINED
                                                         ---------------------------
                                                          PRINCIPAL
                                                          AMOUNT IN
                                                          THOUSANDS       VALUE
                                                         ----------- ---------------
CONVERTIBLE BOND (0.1%)
Wireless Telecommunications
Nextel Communications, Inc. 5.25% due 01/15/10
 (Cost $0, $953,025 and $953,025, respectively)......... $ 850             770,313
                                                         ------            -------

SHORT-TERM INVESTMENTS (4.0%)
REPURCHASE AGREEMENTS
Joint repurchase agreement account 1.05% due
 09/02/03 (dated 08/29/03; proceeds $5,096,595) (a)
 (Cost $34,788,000, $5,096,000 and $39,884,000,
 respectively) ......................................... 39,884         39,884,000
                                                         ------         ----------

TOTAL INVESTMENTS
(Cost $572,005,318, $358,951,489 and $930,956,807,
 respectively) (b) ..................................... 100.1%        987,440,590
OTHER ASSETS AND LIABILITIES ........................... ( 0.1)         (1,411,888)
                                                         ------        -----------
NET ASSETS ............................................. 100.0%       $986,028,702
                                                         ======       ============

Note: The percentages indicated are based on the holdings and net assets of the combined entity.


----------
ADR American Depository Receipt.

 *  Non-income producing security.


(a)        Collateralized by federal agency and U.S. Treasury obligations.


(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.




                                                    GROSS             GROSS
                                                 UNREALIZED        UNREALIZED       NET UNREALIZED
                                                APPRECIATION      DEPRECIATION       DEPRECIATION
                                               --------------   ----------------   ---------------
Morgan Stanley Growth Fund .................    $ 68,817,454      $ (8,906,208)      $59,911,246
Morgan Stanley Market Leader Trust .........      32,167,887        37,031,451         4,863,564
                                                ------------      ------------       -----------
Combined ...................................    $100,985,341      $ 28,125,243       $64,774,810
                                                ============      ============       ===========

                  See Notes to Pro Forma Financial Statements

                          MORGAN STANLEY GROWTH FUND

                        PRO-FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 2003 (UNAUDITED)





                                                                     MORGAN STANLEY
                                                   MORGAN STANLEY        MARKET           PRO-FORMA
                                                     GROWTH FUND      LEADER TRUST       ADJUSTMENTS         COMBINED
                                                  ---------------- ----------------- ------------------ -----------------
ASSETS:
Investments in securities, at value (cost
 $572,005,318 $358,951,489 and $930,956,807,
 respectively) ..................................  $  631,916,564   $  355,524,026          --           $  987,440,590
Receivable for:
 Investments sold ...............................      40,545,569        2,022,870          --               42,568,439
 Litigation settlement ..........................       1,315,914               --          --                1,315,914
 Shares of beneficial interest sold .............         813,089          235,598          --                1,048,687
 Dividends ......................................         583,547          364,222          --                  947,769
Prepaid expenses and other assets ...............          70,146           48,821          --                  118,967
                                                   --------------   --------------   ---------------     --------------
 TOTAL ASSETS ...................................     675,244,829      358,195,537          --           $1,033,440,366
                                                   --------------   --------------   ---------------     --------------
LIABILITIES:
Payable for:
 Investments purchased ..........................      44,734,147          503,839          --               45,237,986
 Shares of beneficial interest redeemed .........         607,256          241,284          --                  848,540
 Investment management fee ......................         389,108          229,415          --                  618,523
 Distribution fee ...............................         352,967          229,888          --                  582,855
Accrued expenses and other payables .............          61,163           62,596          --                  123,759
                                                   --------------   --------------   ---------------     --------------
 TOTAL LIABILITIES ..............................      46,144,641        1,267,022          --               47,411,663
                                                   --------------   --------------   ---------------     --------------
 NET ASSETS .....................................  $  629,100,187   $  356,928,515          --           $  986,028,702
                                                   ==============   ==============   ===============     ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital .................................  $  783,555,695   $  550,267,975          --           $1,333,823,670
Net unrealized depreciation .....................      59,911,246       (3,427,463)         --               56,483,783
Accumulated net investment loss .................      (1,367,279)         (43,600)         --               (1,410,879)
Accumulated net realized loss ...................    (212,999,475)    (189,868,397)         --             (402,867,872)
                                                   --------------   --------------   ---------------     --------------
 NET ASSETS .....................................  $  629,100,187   $  356,928,515          --           $  986,028,702
                                                   ==============   ==============   ===============     ==============
CLASS A SHARES:
Net Assets ......................................  $   44,395,100   $   12,226,027          --           $   56,621,127
Shares Outstanding (unlimited authorized, $.01
 par value) .....................................       4,029,850        1,020,543       88,897 (1)           5,139,290
 NET ASSET VALUE PER SHARE ......................  $        11.02   $        11.98                       $        11.02
                                                   ==============   ==============                       ==============
 MAXIMUM OFFERING PRICE PER
  SHARE, (net asset value plus 5.54% of net
  asset value) ..................................  $        11.63   $        12.64                       $        11.63
                                                   ==============   ==============                       ==============
CLASS B SHARES:
Net Assets ......................................  $  432,870,920   $  249,417,614          --           $  682,288,534
Shares Outstanding (unlimited authorized, $.01
 par value) .....................................      40,844,528       21,782,462      1,747,502 (1)        64,374,492
 NET ASSET VALUE PER SHARE ......................  $        10.60   $        11.45                       $        10.60
                                                   ==============   ==============                       ==============
CLASS C SHARES:
Net Assets ......................................  $   10,933,872   $   14,669,338           --          $   25,603,210
Shares Outstanding (unlimited authorized, $.01
 par value) .....................................       1,045,725        1,278,411       124,011 (1)          2,448,147
 NET ASSET VALUE PER SHARE ......................  $        10.46   $        11.47                       $        10.46
                                                   ==============   ==============                       ==============
CLASS D SHARES:
Net Assets ......................................  $  140,900,295   $   80,615,536           --          $  221,515,831
Shares Outstanding (unlimited authorized, $.01
 par value) .....................................      12,577,252        6,629,409       568,407 (1)         19,775,068
 NET ASSET VALUE PER SHARE ......................  $        11.20   $        12.16                       $        11.20
                                                   ==============   ==============                       ==============

----------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current Market Leader Trust shares outstanding.


                  See Notes to Pro Forma Financial Statements

                          MORGAN STANLEY GROWTH FUND


                        PRO-FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED AUGUST 31, 2003 (UNAUDITED)





                                                                  MORGAN STANLEY
                                               MORGAN STANLEY         MARKET           PRO-FORMA
                                                 GROWTH FUND       LEADER TRUST       ADJUSTMENTS          COMBINED
                                              ----------------   ---------------   -----------------   ----------------
NET INVESTMENT LOSS:
INCOME
Dividends .................................    $   6,796,230      $   4,775,143               --        $  11,571,373
Interest ..................................          238,527            370,423               --              608,950
                                               -------------      -------------          -------        -------------
  TOTAL INCOME ............................        7,034,757          5,145,566               --           12,180,323
                                               -------------      -------------          -------        -------------
EXPENSES
Investment management fee .................        4,621,729          2,797,932           87,693 (1)        7,507,355
Distribution fee (Class A shares) .........           63,756             23,644               --               87,400
Distribution fee (Class B shares) .........        4,158,656          2,701,874               --            6,860,530
Distribution fee (Class C shares) .........           93,468            142,362               --              235,830
Transfer agent fees and expenses ..........          890,825            830,740          252,200 (3)        1,973,765
Shareholder reports and notices ...........           70,928             76,689          (30,676)(2)
                                                                                          80,000 (3)          196,941
Registration fees .........................           63,383             68,492          (35,699)(2)           96,176
Professional fees .........................           56,136             56,446          (56,446)(2)
                                                                                          39,650 (3)           95,786
Custodian fees ............................           31,751              3,038               --               34,789
Trustees' fees and expenses ...............           14,108             13,086          (13,086)(2)           14,108
Other .....................................           16,778             11,339             (610)(2)           27,507
                                               -------------      -------------          -------        -------------
 TOTAL EXPENSES ...........................       10,081,518          6,725,642          323,026           17,130,187
                                               -------------      -------------          -------        -------------
 NET INVESTMENT LOSS ......................       (3,046,761)        (1,580,076)        (323,026)          (4,949,864)
                                               -------------      -------------         --------        -------------
NET REALIZED AND UNREALIZED LOSS:
NET REALIZED LOSS ON:
 Investments ..............................      (42,720,796)       (37,397,888)              --          (80,118,684)
 Futures contracts ........................               --         (3,209,903)              --           (3,209,903)
                                               -------------      -------------         --------        -------------
  NET REALIZED LOSS .......................      (42,720,796)       (40,607,791)                          (83,328,587)
                                               -------------      -------------         --------        -------------

NET CHANGE IN UNREALIZED
 DEPRECIATION ON:
 Investments ..............................       13,522,815         61,549,859               --           75,072,674
 Futures contracts ........................               --          2,013,157               --            2,013,157
                                               -------------      -------------         --------        -------------
  NET APPRECIATION ........................       13,522,815         63,563,016               --           77,085,831
                                               -------------      -------------         --------        -------------
  NET GAIN ................................      (29,197,981)        22,955,225               --           (6,242,756)
                                               -------------      -------------         --------        -------------
NET INCREASE ..............................    $ (32,244,742)     $  21,375,148       $ (323,026)       $ (11,192,620)
                                               =============      =============       ==========        =============

----------
(1) Reflects adjustment to investment management fees based on the surviving Fund's fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Solicitation costs in connection with the organization, which will be borne by Market Leader Trust approximate $371,850.


                  See Notes to Pro Forma Financial Statements

                          MORGAN STANLEY GROWTH FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at August 31, 2003 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended August 31, 2003, reflect the accounts of Morgan Stanley Growth Fund ("Growth") and Morgan Stanley Market Leader Trust ("Market Leader").


The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Market Leader in exchange for shares in Growth. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.


2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of Growth which would have been issued on August 31, 2003 in connection with the proposed reorganization. Shareholders of Market Leader would become shareholders of Growth receiving shares of the corresponding class of Growth equal to the value of their holdings in Market Leader. The amount of additional shares assumed to be issued was calculated based on the August 31, 2003 net assets of Market Leader and the net asset value per share of Growth as follows:




CLASS                                            A                B                 C                D
---------------------------------------- ---------------- ----------------- ---------------- ----------------
Additional Shares Issued ...............      1,109,400        23,529,964        1,402,422        7,197,816
Net Assets -- Market Leader ............   $ 12,226,027     $ 249,417,614     $ 14,669,338     $ 80,615,536
Net Asset Value Per Share -- Growth ....   $      11.02     $       10.60     $      10.46     $      11.20

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Growth at the combined level of average net assets for the twelve months ended August 31, 2003. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

STATEMENT OF ADDITIONAL INFORMATION
                                                                  MORGAN STANLEY
                                                                  GROWTH FUND

MAY 30,2003
--------------------------------------------------------------------------------
     This Statement of Additional Information is not a prospectus. The Prospectus (dated May 30, 2003) for the Morgan Stanley Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley Growth Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History .......................................................   4
II.   Description of the Fund and Its Investments and Risks ..............   4
      A. Classification ..................................................   4
      B. Investment Strategies and Risks .................................   4
      C. Fund Policies/Investment Restrictions ...........................   9
III.  Management of the Fund .............................................  10
      A. Board of Trustees ...............................................  10
      B. Management Information ..........................................  10
      C. Compensation ....................................................  15
IV.   Control Persons and Principal Holders of Securities ................  17
V.    Investment Management and Other Services ...........................  17
      A. Investment Manager and Sub-Advisor ..............................  17
      B. Principal Underwriter ...........................................  18
      C. Services Provided by the Investment Manager and the Sub-Advisor .  18
      D. Dealer Reallowances .............................................  19
      E. Rule 12b-1 Plan .................................................  19
      F. Other Service Providers .........................................  23
      G. Codes of Ethics .................................................  24
VI.   Brokerage Allocation and Other Practices ...........................  24
      A. Brokerage Transactions ..........................................  24
      B. Commissions .....................................................  24
      C. Brokerage Selection .............................................  25
      D. Directed Brokerage ..............................................  26
      E. Regular Broker-Dealers ..........................................  26
VII.  Capital Stock and Other Securities .................................  26
VIII. Purchase, Redemption and Pricing of Shares .........................  27
      A. Purchase/Redemption of Shares ...................................  27
      B. Offering Price ..................................................  27
IX.   Taxation of the Fund and Shareholders ..............................  28
X.    Underwriters .......................................................  30
XI.   Calculation of Performance Data ....................................  30
XII.  Financial Statements ...............................................  32

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Growth Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor; and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Sub-Advisor" - Morgan Stanley Investment Management Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on January 31, 1992, with the name TCW/DW Core Equity Trust. Effective March 2, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Growth Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Growth Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, management investment company whose investment objective is to seek long-term growth of capital.

     The Fund is a "non-diversified" mutual fund, and as such, its investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of these investments would cause the Fund's overall value to decline to a greater degree. The Fund's investments, however, are currently diversified and may remain diversified in the future.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or Sub-Advisor. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (also known as "REITs"), which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager and/or the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or the Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds". Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.


     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange, and the Fund may purchase subscription rights. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek long-term growth of capital.

     The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

    2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

    3. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

    5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

    8. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money; or (e) lending portfolio securities.

    9. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

   10. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or stock index futures contracts or options thereon.

   11. Make short sales of securities.

   12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

   13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   14. Invest for the purpose of exercising control or management of any other issuer.

     In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.



B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002), and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                                  POSITION(S)    LENGTH OF
    NAME, AGE AND ADDRESS OF       HELD WITH       TIME
       INDEPENDENT TRUSTEE         REGISTRANT     SERVED*
-------------------------------- ------------- ------------
Michael Bozic (62)               Trustee       Since
c/o Mayer, Brown, Rowe & Maw                   April 1994
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)               Trustee       Since
c/o Summit Ventures LLC                        January
1 Utah Center                                  1993
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (69)             Trustee       Since
c/o Mayer, Brown, Rowe & Maw                   September
Counsel to the Independent                     1997
Trustees
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (54)       Trustee       Since
c/o Johnson Smick                              July 1991
International, Inc.
2099 Pennsylvania Avenue, N.W.
Suite 950
Washington, D.C.

Michael E. Nugent (66)           Trustee       Since
c/o Triumph Capital, L.P.                      July 1991
445 Park Avenue
New York, NY

                                                                              Number of
                                                                            Portfolios in
                                                                                Fund
                                                                               Complex
    Name, Age and Address of           Principal Occupation(s) During         Overseen       Other Directorships Held
       Independent Trustee                      Past 5 Years                 by Trustee             by Trustee
-------------------------------- ----------------------------------------- -------------- -----------------------------
Michael Bozic (62)               Retired, Director or Trustee of the            123       Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw     Morgan Stanley Funds and TCW/DW                          Corporation.
Counsel to the Independent       Term Trust 2003; formerly Vice
Trustees                         Chairman of Kmart Corporation
1675 Broadway                    (December 1998-October 2000),
New York, NY                     Chairman and Chief Executive Officer
                                 of Levitz Furniture Corporation
                                 (November 1995-November 1998)
                                 and President and Chief Executive
                                 Officer of Hills Department Stores
                                 (May 1991-July 1995), formerly
                                 variously Chairman, Chief Executive
                                 Officer, President and Chief Operating
                                 Officer (1987-1991) of the Sears
                                 Merchandise Group of Sears,
                                 Roebuck & Co.

Edwin J. Garn (70)               Director or Trustee of the Morgan              123       Director of Franklin Covey
c/o Summit Ventures LLC          Stanley Funds and TCW/DW Term                            (time management
1 Utah Center                    Trust 2003; formerly United States                       systems), BMW Bank of
201 S. Main Street               Senator (R-Utah)(1974-1992) and                          North America, Inc.
Salt Lake City, UT               Chairman, Senate Banking                                 (industrial loan
                                 Committee (1980-1986); formerly                          corporation), United Space
                                 Mayor of Salt Lake City, Utah                            Alliance (joint venture
                                 (1971-1974), Astronaut, Space                            between Lockheed Martin
                                 Shuttle Discovery (April 12-19, 1985)                    and the Boeing Company)
                                 and Vice Chairman, Huntsman                              and Nuskin Asia Pacific
                                 Corporation (chemical company);                          (multilevel marketing);
                                 member of the Utah Regional                              member of the board of
                                 Advisory Board of Pacific Corp.                          various civic and
                                                                                          charitable organizations.

Wayne E. Hedien (69)             Retired, Director or Trustee of the            123       Director of The PMI Group
c/o Mayer, Brown, Rowe & Maw     Morgan Stanley Funds and TCW/DW                          Inc. (private mortgage
Counsel to the Independent       Term Trust 2003; formerly associated                     insurance); Trustee and
Trustees                         with the Allstate Companies                              Vice Chairman of The
1675 Broadway                    (1966-1994), most recently as                            Field Museum of Natural
New York, NY                     Chairman of The Allstate Corporation                     History; director of various
                                 (March 1993-December 1994) and                           other business and
                                 Chairman and Chief Executive Officer                     charitable organizations.
                                 of its wholly-owned subsidiary, Allstate
                                 Insurance Company (July
                                 1989-December 1994).

Dr. Manuel H. Johnson (54)       Chairman of the Audit Committee and            123       Director of NVR, Inc.
c/o Johnson Smick                Director or Trustee of the Morgan                        (home construction);
International, Inc.              Stanley Funds and TCW/DW Term                            Chairman and Trustee of
2099 Pennsylvania Avenue, N.W.   Trust 2003; Senior Partner, Johnson                      the Financial Accounting
Suite 950                        Smick International, Inc., a consulting                  Foundation (oversight
Washington, D.C.                 firm, Co-Chairman and a founder of                       organization of the
                                 the Group of Seven Council (G7C),                        Financial Accounting
                                 an international economic                                Standards Board); Director
                                 commission; formerly Vice Chairman                       of RBS Greenwich Capital
                                 of the Board of Governors of the                         Holdings (financial holding
                                 Federal Reserve System and                               company).
                                 Assistant Secretary of the U.S.
                                 Treasury.

Michael E. Nugent (66)           Chairman of the Insurance Committee            214       Director of various
c/o Triumph Capital, L.P.        and Director or Trustee of the Morgan                    business organizations.
445 Park Avenue                  Stanley Funds and TCW/DW Term
New York, NY                     Trust 2003; director/trustee of various
                                 investment companies managed by
                                 Morgan Stanley Investment
                                 Management Inc. and Morgan
                                 Stanley Investments LP (since July
                                 2001); General Partner, Triumph
                                 Capital, L.P., a private investment
                                 partnership; formerly Vice President,
                                 Bankers Trust Company and BT
                                 Capital Corporation (1984-1988).



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                 POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF       HELD WITH         TIME
      MANAGEMENT TRUSTEE          REGISTRANT      SERVED*
------------------------------ --------------- -------------
Charles A. Fiumefreddo (70)    Chairman of     Since July
c/o Morgan Stanley Trust       the Board and   1991
Harborside Financial Center,   Trustee
Plaza Two,
Jersey City, NJ

James F. Higgins (55)          Trustee         Since June
c/o Morgan Stanley Trust                       2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         Trustee         Since April
1585 Broadway                                  1994
New York, NY

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                 BY TRUSTEE           BY TRUSTEE
------------------------------ ---------------------------------------- -------------- -------------------------
Charles A. Fiumefreddo (70)    Chairman and Director or Trustee of           123       None
c/o Morgan Stanley Trust       the Morgan Stanley Funds and
Harborside Financial Center,   TCW/DW Term Trust 2003; formerly
Plaza Two,                     Chairman, Chief Executive Officer
Jersey City, NJ                and Director of the Investment
                               Manager, the Distributor and Morgan
                               Stanley Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and Director
                               of the Transfer Agent and Director
                               and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998)
                               and Chief Executive Officer of the
                               Morgan Stanley Funds and the
                               TCW/DW Term Trusts (until
                               September 2002).

James F. Higgins (55)          Director or Trustee of the Morgan             123       None
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term
Harborside Financial Center,   Trust 2003 (since June 2000). Senior
Plaza Two,                     Advisor of Morgan Stanley (since
Jersey City, NJ                August 2000), Director of the
                               Distributor and Dean Witter Realty
                               Inc., Director of AXA Financial, Inc.
                               and The Equitable Life Assurance
                               Society of the United States (financial
                               services); previously President and
                               Chief Operating Officer of the Private
                               Client Group of Morgan Stanley (May
                               1999-August 2000), President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan             123       Director of American
1585 Broadway                  Stanley Funds and TCW/DW Term                           Airlines, Inc., and its
New York, NY                   Trust 2003; Chairman of the Board of                    parent company, AMR
                               Directors and Chief Executive Officer                   Corporation
                               of Morgan Stanley and Morgan
                               Stanley DW; Director of the
                               Distributor; Chairman of the Board of
                               Directors and Chief Executive Officer
                               of Novus Credit Services Inc.;
                               Director and/or officer of various
                               Morgan Stanley subsidiaries



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.



                                 Position(s)
   NAME, AGE AND ADDRESS OF       HELD WITH        LENGTH OF
      EXECUTIVE OFFICER          REGISTRANT       TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------   ------------   ----------------   -----------------------------------------------------------
Mitchell M. Merin (49)          President      Since May 1999     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                       Investment Management (since December 1998);
New York, NY                                                      President, Director (since April 1997) and Chief
                                                                  Executive Officer (since June 1998) of the Investment
                                                                  Manager and Morgan Stanley Services; Chairman, Chief
                                                                  Executive Officer and Director of the Distributor (since
                                                                  June 1998); Chairman (since June 1998) and Director
                                                                  (since January 1998) of the Transfer Agent; Director of
                                                                  various Morgan Stanley subsidiaries; President (since
                                                                  May 1999) of the Morgan Stanley Funds and TCW/DW
                                                                  Term Trusts; Trustee (since December 1999) and
                                                                  President and Chief Executive Officer (since October
                                                                  2002) of the Van Kampen Open-End Funds and
                                                                  President and Chief Executive Officer (since December
                                                                  2002) of the Van Kampen Closed-End Funds; previously
                                                                  Chief Strategic Officer of the Investment Manager and
                                                                  Morgan Stanley Services and Executive Vice President
                                                                  of the Distributor (April 1997-June 1998), Chief Executive
                                                                  Officer (September 2002-April 2003) and Vice President
                                                                  (May 1997-April 1999) of the Morgan Stanley Funds and
                                                                  TCW/DW 2003, and Executive Vice President of Morgan
                                                                  Stanley

                                    POSITION(S)
   NAME, AGE AND ADDRESS OF          HELD WITH             LENGTH OF
       EXECUTIVE OFFICER             REGISTRANT           TIME SERVED
------------------------------ --------------------- ---------------------
Barry Fink (48)                Vice President,       Since February 1997
1221 Avenue of the Americas    Secretary and
New York, NY                   General Counsel

Thomas F. Caloia (57)          Treasurer             Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ

Ronald E. Robison (64)         Executive Vice        Since April 2003
1221 Avenue of the Americas    President and
New York, NY                   Principle Executive
                               Officer

Joseph J. McAlinden (60)       Vice President        Since July 1995
1221 Avenue of the Americas
New York, NY

Francis Smith (37)             Vice President and    Since September
c/o Morgan Stanley Trust       Chief Financial       2002
Harborside Financial Center,   Officer
Plaza Two,
Jersey City, NJ

   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------------
Barry Fink (48)                General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Director (since December 2000) of Morgan Stanley
New York, NY                   Investment Management; Managing Director (since
                               December 2000), and Director (since July 1998) of the
                               Investment Manager and Morgan Stanley Services;
                               Assistant Secretary of Morgan Stanley DW; Vice
                               President, Secretary and General Counsel of the Morgan
                               Stanley Funds and TCW/DW Term Trust 2003; Vice
                               President and Secretary of the Distributor; previously,
                               Vice President, Assistant Secretary and Assistant
                               General Counsel of the Investment Manager and Morgan
                               Stanley Services (February 1997-December 2001).

Thomas F. Caloia (57)          First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,   Services; Treasurer of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Ronald E. Robison (64)         Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas    Director (since February 1999) of the Investment
New York, NY                   Manager and Morgan Stanley Services, Chief Executive
                               Officer and Director of the Transfer Agent and Executive
                               Vice President and Principle Executive Officer of the
                               Morgan Stanley Funds and TCW/DW Term Trust 2003
                               (since April 2003); previously Managing Director of the
                               TCW Group, Inc.

Joseph J. McAlinden (60)       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas    Investment Manager, Morgan Stanley Investment
New York, NY                   Management Inc. and Morgan Stanley Investments LP;
                               and Director of the Transfer Agent. Chief Investment
                               Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,   September 2002); Executive Director of the Investment
Plaza Two,                     Manager and Morgan Stanley Services (since December
Jersey City, NJ                2001); previously, Vice President of the Investment
                               Manager and Morgan Stanley Services (August
                               2000-November 2001) and Senior Manager at
                               PricewaterhouseCoopers LLP (January 1998-August
                               2000).



     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn
K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and Bennett MacDougall, Senior Staff Attorney, are Assistant Secretaries of the Fund.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2002)                         (AS OF DECEMBER 31, 2002)
------------------------   -----------------------------------------------   -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   None                                          over $100,000
Edwin J. Garn                                 $1-10,000                                       over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Michael E. Nugent                               None                                          over $100,000
INTERESTED:
Charles A. Fiumefreddo                          None                                          over $100,000
James F. Higgins                                None                                          over $100,000
Philip J. Purcell                          over $100,000                                      over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.

     The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended March 31, 2003, the Audit Committee held 8 meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended March 31, 2003, the Derivatives Committee held 4 meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended March 31, 2003, the Insurance Committee held 1 meeting.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended March 31, 2003.

                               FUND COMPENSATION



                                                                      AGGREGATE
                                                                    COMPENSATION
NAME OF TRUSTEE                                                     FROM THE FUND
----------------------------------------------------------------   --------------
Michael Bozic ..................................................       $1,650
Edwin J. Garn ..................................................        1,650
Wayne E. Hedien ................................................        1,650
Dr. Manuel H. Johnson ..........................................        2,350
Michael E. Nugent ..............................................        2,150
Charles A. Fiumefreddo .........................................        4,647



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                                                                  TOTAL CASH
                                                                 COMPENSATION
                                                                FOR SERVICES TO
                                                                   94 MORGAN
                                                                    STANLEY
                                                                   FUNDS AND
                                                                  OTHER FUNDS
                                                                    IN THE
NAME OF TRUSTEE                                                  FUND COMPLEX
------------------------------------------------------------   ----------------
Michael Bozic ..............................................       $159,650
Edwin J. Garn ..............................................        159,650
Wayne E. Hedien ............................................        158,950
Dr. Manuel H. Johnson ......................................        226,063
Michael E. Nugent ..........................................        296,475
Charles A. Fiumefreddo .....................................        360,000



     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director/Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five-year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 2003 and by the 49 Morgan Stanley Funds (not including the Fund) for the year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.

        RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS


                                    FOR ALL ADOPTING FUNDS
                                ------------------------------  RETIREMENT BENEFITS   ESTIMATED ANNUAL BENEFITS
                                    ESTIMATED                   ACCRUED AS EXPENSES      UPON RETIREMENT(2)
                                 CREDITED YEARS    ESTIMATED   --------------------- --------------------------
                                  OF SERVICE AT    PERCENTAGE          BY ALL                 FROM ALL
NAME OF                            RETIREMENT     OF ELIGIBLE         ADOPTING                ADOPTING
INDEPENDENT TRUSTEE               (MAXIMUM 10)    COMPENSATION         FUNDS                    FUNDS
------------------------------- ---------------- ------------- --------------------- --------------------------
Michael Bozic .................        10             60.44%          $18,457                  $47,838
Edwin J. Garn .................        10             60.44            23,881                   47,878
Wayne E. Hedien ...............         9             51.37            34,473                   40,842
Dr. Manuel H. Johnson .........        10             60.44            19,803                   70,050
Michael E. Nugent .............        10             60.44            32,362                   62,646



----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1).

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of Class A on May 8, 2003: State Street Bank and Trust for the benefit of ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090 - 23.02%; BND Trustee for Collegesave, c/o Collegesave Age-Based Folio 1, Attn: Student Loan Division, 700 East Main Ave, Bismarck, ND 58501 - 17.66%; BND Trustee for Collegesave, c/o Collegesave Age-Based Folio 3C, Attn: Student Loan Division, 700 East Main Ave, Bismarck, ND 58501 - 11.27%; BND Trustee for Collegesave, c/o Collegesave Age-Based Folio 13, Attn: Student Loan Division, 700 East Main Ave, Bismarck, ND 58501 - 8.18%; BND Trustee for Collegesave, c/o Collegesave Age-Based Folio 1C, Attn: Student Loan Division, 700 East Main Ave, Bismarck, ND 58501 - 6.46% and BND Trustee for Collegesave, c/o Collegesave Age-Based Folio 3, Attn:
Student Loan Division, 700 East Main Ave, Bismarck, ND 58501 - 6.02%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER AND SUB-ADVISOR

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The Sub-Advisor is Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, NY 10020.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the business affairs of the Fund. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.80% of the portion of such daily net assets not exceeding $750 million; 0.75% of the portion of such daily net assets exceeding $750 million, but not exceeding $1.5 billion; and 0.70% of the portion of such daily net assets exceeding $1.5 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended March 31, 2001, 2002 and 2003 the Investment Manager accrued total compensation under the Management Agreement in the amounts of $10,088,065, $7,466,534 and $5,105,420 respectively.

     Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") between the Investment Manager and Morgan Stanley Investment Management Inc., the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to issuers and to manage the Fund's portfolio. As compensation for its service, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation. For the fiscal years ended March 31, 2001, 2002 and 2003 the Sub-Advisor accrued total compensation under the Sub-Advisory Agreement in the amounts of $4,035,226, $2,986,614, and $2,042,168 respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement and the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.



B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR

     The Investment Manager manages the Fund's business affairs and supervises the investment of the Fund's assets. The Sub-Advisor manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement, the Sub-Advisor under the Sub-Advisory Agreement or the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Advisor); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class B.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended March 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                               2003                       2002                       2001
                     ------------------------   ------------------------   ------------------------
Class A ..........    FSCs:(1)     $ 16,737      FSCs:(1)     $ 31,293      FSCs:(1)     $ 92,459
                     CDSCs:        $      0     CDSCs:        $      9     CDSCs:        $    149
Class B ..........   CDSCs:        $511,321     CDSCs:        $636,753     CDSCs:        $577,777
Class C ..........   CDSCs:        $  1,757     CDSCs:        $  5,037     CDSCs:        $ 10,010


----------
(1)   FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended March 31, 2003, of $4,821,627. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended March 31, 2003, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $45,355 and $100,533, respectively, which amounts are equal to 0.19% and 0.99% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts.

Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended March 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $93,295,324 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 10.88% ($10,153,527)-advertising and promotional expenses; (ii) 0.22% ($208,302)-printing of prospectuses for distribution to other than current shareholders; and (iii) 88.90% ($82,933,495)-other expenses, including the gross sales credit and the carrying charge, of which 10.46% ($8,674,600) represents carrying charges, 37.07% ($30,743,183) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 52.47% ($43,515,712) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended March 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $14,577,263 as of March 31, 2003 (the end of the Fund's fiscal year), which was equal to 3.82% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A and Class C at December 31, 2002 (end of calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.



F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

  (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, the Sub-Advisor and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended March 31, 2001, 2002 and 2003, the Fund paid a total of $1,337,966, $1,937,483 and $3,137,023, respectively, in brokerage commissions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended March 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended March 31, 2001, 2002 and 2003, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal year ended March 31, 2001, the Fund did not pay any brokerage commissions to Morgan Stanley & Co. During the fiscal years ended March 31, 2002 and March 31, 2003, the Fund paid a total of $43,219 and $51,483, respectively, in brokerage commissions to Morgan Stanley & Co. During the periods ended March 31, 2002, and March 31, 2003, the brokerage commissions paid to Morgan Stanley represented approximately 2.23% and 1.64%, respectively, of the total brokerage commissions paid by the Fund for these periods and were paid on account of transactions having an aggregate dollar value equal to approximately 2.65% and 2.23%, respectively, of the aggregate dollar value of all portfolio transactions of the Fund during the periods for which commissions were paid.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or the Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager and/or the Sub-Advisor effect transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or the Sub-Advisor from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager, the

Sub-Advisor and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended March 31, 2003, the Fund paid $2,942,742 in brokerage commissions in connection with transactions in the aggregate amount of $1,872,297,350 to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended March 31, 2003, the Fund purchased securities issued by Bank of New York, JP Morgan Chase & Co., Goldman Sachs Group, Inc. and Citigroup Inc., which issuers were among the ten broker dealers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At March 31, 2003, the Fund held securities issued by Bank of New York, JP Morgan Chase & Co., Goldman Sachs Group, Inc. and Citigroup Inc., with market values of $3,670,012, $5,171,151, $5,494,328, and
$21,519,744, respectively.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the

Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders on February 26, 1998. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section

"V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager and/or the Sub-Advisor that the sale price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (which the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDING MARCH 31, 2003



                     INCEPTION
CLASS                  DATE         1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
-----------------   ----------   -----------   ---------   ----------   -------------
Class A .........   07/28/97         -29.13       -4.92          --          -2.14
Class B .........   05/29/92         -29.53       -4.73        5.14             --
Class C .........   07/28/97         -26.51       -4.59          --          -1.91
Class D .........   07/28/97         -25.08       -3.68          --          -0.97



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING MARCH 31, 2003



                     INCEPTION
CLASS                  DATE         1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
-----------------   ----------   -----------   ---------   ----------   -------------
Class A .........   07/28/97         -25.20       -3.89          --          -1.20
Class B .........   05/29/92         -25.82       -4.44        5.14             --
Class C .........   07/28/97         -25.77       -4.59          --          -1.91
Class D .........   07/28/97         -25.08       -3.68          --          -0.97



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distribution are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sale charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING MARCH 31, 2003



                     INCEPTION
CLASS                  DATE         1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   -----------   -----------   ----------   -------------
Class A .........   07/28/97         -25.20        -17.99           --         -6.64
Class B .........   05/29/92         -25.82        -20.32        65.03            --
Class C .........   07/28/97         -25.77        -20.93           --        -10.39
Class D .........   07/28/97         -25.08        -17.08           --         -5.40



     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and

$100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at March 31, 2003:



                                    INVESTMENT AT INCEPTION OF:
                     INCEPTION   ----------------------------------
CLASS                  DATE:      $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ----------
Class A .........   7/28/97      $8,845      $44,813     $90,559
Class B .........   5/29/92      18,583       92,915     185,830
Class C .........   7/28/97       8,961       44,805      89,610
Class D .........   7/28/97       9,460       47,300      94,600



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                         PERIOD ENDING MARCH 31, 2003



                                          INCEPTION
CALCULATION METHODOLOGY                     DATE         1 YEAR      5 YEARS     10 YEARS
--------------------------------------   ----------   -----------   ---------   ---------
After taxes on distributions .........   5/29/92          -29.53       -6.01        3.37
After taxes on distributions and
 redemptions .........................   5/29/92          -18.13       -3.39        4.32



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.



XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended March 31, 2003 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS o MARCH 31, 2003


      NUMBER OF
       SHARES                                                      VALUE
--------------------                                       --------------------
                       Common Stocks (96.4%)
                       Aerospace & Defense (1.9%)
  179,150              Lockheed Martin Corp. ...........   $  8,518,583
   47,900              Raytheon Co. ....................      1,358,923
                                                           ------------
                                                              9,877,506
                                                           ------------
                       Apparel/Footwear Retail (0.6%)
  104,400              Limited Brands, Inc. ............      1,343,628
  110,075              TJX Companies, Inc. (The) .......      1,937,320
                                                           ------------
                                                              3,280,948
                                                           ------------
                       Beverages: Alcoholic (0.4%)
   45,065              Anheuser-Busch Companies,
                         Inc. ..........................      2,100,480
                                                           ------------
                       Beverages: Non-Alcoholic (1.8%)
  237,364              Coca-Cola Co. (The) .............      9,608,495
                                                           ------------
                       Biotechnology (2.9%)
  192,439              Amgen Inc.* .....................     11,074,864
   45,600              Celgene Corp.* ..................      1,189,248
   68,001              Gilead Sciences, Inc.* ..........      2,855,362
                                                           ------------
                                                             15,119,474
                                                           ------------
                       Broadcasting (1.4%)
   80,100              Clear Channel
                         Communications, Inc.* .........      2,716,992
  143,075              Univision Communications,
                         Inc. (Class A)* ...............      3,506,768
   54,000              USA Interactive* ................      1,446,660
                                                           ------------
                                                              7,670,420
                                                           ------------
                       Cable/Satellite TV (0.5%)
   98,600              EchoStar Communications
                         Corp. (Class A)* ..............      2,847,568
                                                           ------------
                       Computer Communications (2.3%)
  935,827              Cisco Systems, Inc.* ............     12,072,168
                                                           ------------
                       Computer Peripherals (0.3%)
  201,150              EMC Corp.* ......................      1,454,314
                                                           ------------
                       Computer Processing
                         Hardware (1.8%)
  310,096              Dell Computer Corp.* ............      8,468,722
   68,250              Hewlett-Packard Co. .............      1,061,287
                                                           ------------
                                                              9,530,009
                                                           ------------

      NUMBER OF
       SHARES                                                      VALUE
--------------------                                       --------------------
                       Data Processing Services (1.1%)
   34,250              Automatic Data Processing,
                         Inc. ..........................   $  1,054,558
   94,944              First Data Corp. ................      3,513,877
   39,900              SunGard Data Systems Inc.*.......        849,870
                                                           ------------
                                                              5,418,305
                                                           ------------
                       Department Stores (0.9%)
   79,250              Kohl's Corp.* ...................      4,483,965
                                                           ------------
                       Discount Stores (4.4%)
   67,041              Costco Wholesale Corp.* .........      2,013,241
   81,600              Target Corp. ....................      2,387,616
  359,653              Wal-Mart Stores, Inc. ...........     18,712,746
                                                           ------------
                                                             23,113,603
                                                           ------------
                       Drugstore Chains (0.5%)
   88,325              Walgreen Co. ....................      2,603,821
                                                           ------------
                       Electronic Components (0.2%)
   68,980              Jabil Circuit, Inc.* ............      1,207,150
                                                           ------------
                       Electronic Production
                         Equipment (0.8%)
  229,626              Applied Materials, Inc.* ........      2,888,695
   56,500              Novellus Systems, Inc.* .........      1,540,755
                                                           ------------
                                                              4,429,450
                                                           ------------
                       Finance/Rental/Leasing (2.2%)
  218,600              Freddie Mac .....................     11,607,660
                                                           ------------
                       Financial Conglomerates (5.9%)
  132,550              American Express Co. ............      4,404,636
  624,666              Citigroup, Inc. .................     21,519,744
  218,100              J.P. Morgan Chase & Co. .........      5,171,151
                                                           ------------
                                                             31,095,531
                                                           ------------
                       Food: Major Diversified (1.8%)
   91,200              Kraft Foods Inc. (Class A) ......      2,571,840
  173,525              PepsiCo, Inc. ...................      6,941,000
                                                           ------------
                                                              9,512,840
                                                           ------------
                       Home Improvement Chains (2.0%)
  304,257              Home Depot, Inc. (The) ..........      7,411,701
   81,200              Lowe's Companies, Inc. ..........      3,314,584
                                                           ------------
                                                             10,726,285
                                                           ------------


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS O MARCH 31, 2003 continued


      NUMBER OF
       SHARES                                                        VALUE
--------------------                                         --------------------
                       Hospital/Nursing Management (1.1%)
    138,575            HCA Inc. ..........................   $  5,731,462
                                                             ------------
                       Household/Personal Care (3.9%)
     74,070            Colgate-Palmolive Co. .............      4,032,371
     75,900            Gillette Co. (The) ................      2,348,346
    159,437            Procter & Gamble Co. (The) ........     14,197,865
                                                             ------------
                                                               20,578,582
                                                             ------------
                       Industrial Conglomerates (5.8%)
     56,950            3M Co. ............................      7,405,209
    836,550            General Electric Co. ..............     21,332,025
     34,050            United Technologies Corp. .........      1,967,409
                                                             ------------
                                                               30,704,643
                                                             ------------
                       Information Technology Services (1.5%)
    102,500            International Business
                         Machines Corp. ..................      8,039,075
                                                             ------------
                       Integrated Oil (2.5%)
    381,600            Exxon Mobil Corp. .................     13,336,920
                                                             ------------
                       Investment Banks/Brokers (1.2%)
     80,704            Goldman Sachs Group, Inc.
                         (The) ...........................      5,494,328
    155,600            Schwab (Charles) Corp. (The).......      1,123,432
                                                             ------------
                                                                6,617,760
                                                             ------------
                       Major Banks (1.6%)
    179,025            Bank of New York Co., Inc.
                         (The) ...........................      3,670,012
    102,500            Wells Fargo & Co. .................      4,611,475
                                                             ------------
                                                                8,281,487
                                                             ------------
                       Major Telecommunications (1.3%)
    197,530            Verizon Communications Inc.........      6,982,685
                                                             ------------
                       Managed Health Care (0.8%)
     46,000            UnitedHealth Group Inc. ...........      4,216,820
                                                             ------------
                       Media Conglomerates (0.9%)
    130,525            Viacom, Inc. (Class B) * ..........      4,766,773
                                                             ------------
                       Medical Distributors (0.5%)
     50,600            Cardinal Health, Inc. .............      2,882,682
                                                             ------------

      NUMBER OF
       SHARES                                                        VALUE
--------------------                                         --------------------
                       Medical Specialties (1.7%)
    174,664            Medtronic, Inc. ...................   $  7,880,840
     26,150            St. Jude Medical, Inc.* ...........      1,274,812
                                                             ------------
                                                                9,155,652
                                                             ------------
                       Motor Vehicles (0.4%)
     47,400            Harley-Davidson, Inc. .............      1,882,254
                                                             ------------
                       Multi-Line Insurance (3.3%)
    348,474            American International Group,
                         Inc. ............................     17,232,039
                                                             ------------
                       Oil & Gas Production (0.5%)
     51,400            Burlington Resources, Inc. ........      2,452,294
                                                             ------------
                       Oilfield Services/Equipment (3.0%)
    183,993            Baker Hughes Inc. .................      5,506,910
    174,550            BJ Services Co.* ..................      6,002,775
    128,300            Smith International, Inc.* ........      4,520,009
                                                             ------------
                                                               16,029,694
                                                             ------------
                       Other Consumer Services (1.2%)
     16,400            Apollo Group, Inc. (Class A)*......        818,360
     28,300            eBay, Inc.* .......................      2,413,707
     72,060            Weight Watchers International,
                         Inc.* ...........................      3,318,363
                                                             ------------
                                                                6,550,430
                                                             ------------
                       Packaged Software (8.4%)
   44,350              Intuit Inc.* ......................      1,649,820
1,427,400              Microsoft Corp. ...................     34,557,354
  456,872              Oracle Corp.* .....................      4,956,604
   32,800              Symantec Corp.* ...................      1,285,104
  130,200              VERITAS Software Corp.* ...........      2,288,916
                                                             ------------
                                                               44,737,798
                                                             ------------
                       Pharmaceuticals: Major (13.8%)
  146,178              Abbott Laboratories ...............      5,497,755
   96,850              Bristol-Myers Squibb Co. ..........      2,046,440
  297,699              Johnson & Johnson .................     17,227,841
   71,050              Lilly (Eli) & Co. .................      4,060,507
  170,043              Merck & Co., Inc. .................      9,314,956
  723,050              Pfizer, Inc. ......................     22,530,238
  164,496              Pharmacia Corp. ...................      7,122,677
  147,385              Wyeth, Inc. .......................      5,574,101
                                                             ------------
                                                               73,374,515
                                                             ------------


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS o MARCH 31, 2003 continued



 NUMBER OF
  SHARES                                               VALUE
----------                                        ---------------
             Pharmaceuticals:
               Other (0.3%)
 33,500      Forest Laboratories, Inc.* .......   $  1,807,995
                                                  ------------
             Publishing:
               Newspapers (0.5%)
 33,850      Gannett Co., Inc. ................      2,384,056
                                                  ------------
             Recreational Products (0.5%)
 46,200      Electronic Arts Inc.* ............      2,709,168
                                                  ------------
             Restaurants (0.9%)
 82,375      Wendy's International, Inc. ......      2,266,136
106,250      Yum! Brands, Inc.* ...............      2,585,063
                                                  ------------
                                                     4,851,199
                                                  ------------
             Semiconductors (4.9%)
842,700      Intel Corp. ......................     13,719,156
106,775      Linear Technology Corp. ..........      3,296,144
 51,350      Maxim Integrated Products,
               Inc. ...........................      1,854,762
 54,330      Microchip Technology Inc. ........      1,081,167
264,779      Texas Instruments, Inc. ..........      4,334,432
 66,700      Xilinx, Inc.* ....................      1,561,447
                                                  ------------
                                                    25,847,108
                                                  ------------
             Specialty Stores (0.7%)
 70,200      Bed Bath & Beyond Inc.* ..........      2,424,708
 58,878      Tiffany & Co. ....................      1,471,950
                                                  ------------
                                                     3,896,658
                                                  ------------
             Telecommunication
               Equipment (0.7%)
107,010      QUALCOMM Inc. ....................      3,858,781
                                                  ------------
             Tobacco (0.4%)
 77,103      Altria Group, Inc. ...............      2,310,006
                                                  ------------
             Wireless
               Telecommunications (0.4%)
344,550      AT&T Wireless Services Inc.*......      2,274,030
                                                  ------------
             Total Common Stocks
             (Cost $534,449,698)...............    511,252,558
                                                  ------------




 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                            VALUE
-----------                                      -------------
              Short-Term Investment (0.2%)
              Repurchase Agreement
$   1,108     Joint repurchase agreement
                account 1.345% due
                04/01/03 (dated
                03/31/03; proceeds
                $1,108,041) (a)
                (Cost $1,108,000) ...........    $  1,108,000
                                                  ------------



Total Investments
(Cost $535,557,698) (b).........    96.6%         512,360,558
Other Assets in Excess of
Liabilities ....................     3.4           18,252,114
                                   ------         -----------
Net Assets .....................   100.0%        $530,612,672
                                   =====         ============

---------------------------
*       Non-income producing security.
(a)         Collateralized by federal agency and U.S. Treasury obligations.
(b)         The aggregate cost for federal income tax purposes is $615,690,584.
            The aggregate gross unrealized appreciation is $12,602,174 and the aggregate gross unrealized depreciation is $115,932,200, resulting in net unrealized depreciation of $103,330,026.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
March 31, 2003



Assets:
Investments in securities, at value
  (cost $535,557,698)............................   $512,360,558
Receivable for:
     Litigation settlement ......................     13,159,136
     Investments sold ...........................      9,829,483
     Shares of beneficial interest sold .........        514,700
     Dividends ..................................        437,380
Prepaid expenses and other assets ...............         62,443
                                                    ------------
   Total Assets .................................    536,363,700
                                                    ------------
Liabilities:
Payable for:
     Investments purchased ......................      4,460,950
     Shares of beneficial interest
        redeemed ................................        515,819
     Investment management fee ..................        354,369
     Distribution fee ...........................        332,804
Accrued expenses and other payables .............         87,086
                                                    ------------
   Total Liabilities ............................      5,751,028
                                                    ------------
   Net Assets ...................................   $530,612,672
                                                    ============
Composition of Net Assets:
Paid-in-capital .................................   $774,706,516
Net unrealized depreciation .....................    (23,197,140)
Accumulated net realized loss ...................   (220,896,704)
                                                    ------------
   Net Assets ...................................   $530,612,672
                                                    ============
Class A Shares:
Net Assets ......................................   $ 32,091,216
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      3,410,046
   Net Asset Value Per Share ....................          $9.41
                                                           =====
   Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
        asset value) ............................          $9.93
                                                           =====
Class B Shares:
Net Assets ......................................   $381,477,939
Shares Outstanding (unlimited authorized,
  $.01 par value)................................     42,007,506
   Net Asset Value Per Share ....................          $9.08
                                                           =====
Class C Shares:
Net Assets ......................................   $  8,562,790
Shares Outstanding (unlimited authorized,
  $.01 par value)................................        955,714
   Net Asset Value Per Share ....................          $8.96
                                                           =====
Class D Shares:
Net Assets ......................................   $108,480,727
Shares Outstanding (unlimited authorized,
  $.01 par value)................................     11,347,258
   Net Asset Value Per Share ....................          $9.56
                                                           =====



Statement of Operations
For the year ended March 31, 2003


Net Investment Loss:
Income
Dividends .....................................   $   6,700,035
Interest ......................................         432,657
                                                  -------------
   Total Income ...............................       7,132,692
                                                  -------------
Expenses
Investment management fee .....................       5,105,420
Distribution fee (Class A shares) .............          45,355
Distribution fee (Class B shares) .............       4,821,627
Distribution fee (Class C shares) .............         100,533
Transfer agent fees and expenses ..............         960,650
Shareholder reports and notices ...............          86,554
Registration fees .............................          65,342
Professional fees .............................          56,189
Custodian fees ................................          45,718
Trustees' fees and expenses ...................          13,618
Other .........................................          15,772
                                                  -------------
   Total Expenses .............................      11,316,778
                                                  -------------
   Net Investment Loss ........................      (4,184,086)
                                                  -------------
Net Realized and Unrealized Loss:
Net realized loss* ............................    (164,049,731)
Net change in unrealized appreciation .........     (52,355,949)
                                                  -------------
   Net Loss ...................................    (216,405,680)
                                                  -------------
Net Decrease ..................................   $(220,589,766)
                                                  =============

--------------------------
* Includes the proceeds from the settlement of a class action suit of $13,159,136 involving a security formerly held by the Fund.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets



                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                  ENDED             ENDED
                                                                             MARCH 31, 2003     MARCH 31, 2002
                                                                            ----------------   ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .....................................................    $   (4,184,086)    $  (9,254,270)
Net realized loss .......................................................      (164,049,731)      (39,440,349)
Net change in unrealized appreciation/depreciation ......................       (52,355,949)       45,240,912
                                                                             --------------     -------------
  Net Decrease ..........................................................      (220,589,766)       (3,453,707)
                                                                             --------------     -------------
Distributions to Shareholders from Net Realized Gain:
Class A shares ..........................................................                --           (60,301)
Class B shares ..........................................................                --        (4,831,591)
Class C shares ..........................................................                --           (86,029)
Class D shares ..........................................................                --          (542,712)
                                                                             --------------     -------------
  Total Distributions ...................................................                --        (5,520,633)
                                                                             --------------     -------------
Net decrease from transactions in shares of beneficial interest .........      (128,669,613)      (84,515,726)
                                                                             --------------     -------------
  Net Decrease ..........................................................      (349,259,379)      (93,490,066)
Net Assets:
Beginning of period .....................................................       879,872,051       973,362,117
                                                                             --------------     -------------
End of Period ...........................................................    $  530,612,672     $ 879,872,051
                                                                             ==============     =============


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003


1. Organization and Accounting Policies

Morgan Stanley Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 continued


C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.80% to the portion of daily net assets not exceeding $750 million; 0.75% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan")

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 continued


pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $14,577,263 at March 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $511,321 and $1,757, respectively and received $16,737 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2003 aggregated $960,658,090 and $1,057,733,200, respectively.

For the year ended March 31, 2003, the Fund incurred brokerage commissions of $51,483 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Distributor and Sub-Advisor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 continued


Morgan Stanley Trust, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent. At March 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $6,350.


5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:



                                                FOR THE YEAR                      FOR THE YEAR
                                                   ENDED                             ENDED
                                               MARCH 31, 2003                    MARCH 31, 2002
                                     ---------------------------------- --------------------------------
                                          SHARES            AMOUNT            SHARES          AMOUNT
                                     ---------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ...............................      2,726,561    $   27,751,705        1,762,721    $   22,297,426
Reinvestment of distributions ......             --                --            4,304            58,408
Redeemed ...........................       (716,319)       (7,161,083)      (1,305,494)      (16,354,763)
                                          ---------    --------------       ----------    --------------
Net increase - Class A .............      2,010,242        20,590,622          461,531         6,001,071
                                          ---------    --------------       ----------    --------------
CLASS B SHARES
Sold ...............................      2,029,744        19,810,625        5,195,613        65,684,814
Reinvestment of distributions ......             --                --          335,754         4,458,811
Redeemed ...........................    (18,403,517)     (179,926,309)     (17,358,095)     (216,116,375)
                                        -----------    --------------      -----------    --------------
Net decrease - Class B .............    (16,373,773)     (160,115,684)     (11,826,728)     (145,972,750)
                                        -----------    --------------      -----------    --------------
CLASS C SHARES
Sold ...............................        381,180         3,616,981          368,720         4,643,135
Reinvestment of distributions ......             --                --            6,378            83,366
Redeemed ...........................       (592,957)       (5,672,532)        (399,051)       (4,908,245)
                                        -----------    --------------      -----------    --------------
Net decrease - Class C .............       (211,777)       (2,055,551)         (23,953)         (181,744)
                                        -----------    --------------      -----------    --------------
CLASS D SHARES
Sold ...............................      5,690,189        62,362,171        7,434,795        97,276,415
Reinvestment of distributions ......             --                --           31,165           428,205
Redeemed ...........................     (4,820,907)      (49,451,171)      (3,238,482)      (42,066,923)
                                        -----------    --------------      -----------    --------------
Net increase - Class D .............        869,282        12,911,000        4,227,478        55,637,697
                                        -----------    --------------      -----------    --------------
Net decrease in Fund ...............    (13,706,026)   $ (128,669,613)      (7,161,672)   $  (84,515,726)
                                        ===========    ==============       ==========    ==============



6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS o MARCH 31, 2003 continued


The tax character of distributions paid was as follows:



                                      FOR THE YEAR       FOR THE YEAR
                                          ENDED             ENDED
                                     MARCH 31, 2003     MARCH 31, 2002
                                    ----------------   ---------------
Long-term capital gains .........          --             $5,520,613



As of March 31, 2003, the tax-basis components of accumulated losses were as follows:



Net accumulated earnings ............                 --
Capital loss carryforward* ..........     $ (105,706,673)
Post-October losses .................        (35,057,145)
Net unrealized depreciation .........       (103,330,026)
                                          --------------
Total accumulated losses ............     $ (244,093,844)
                                          ==============



------------
* As of March 31, 2003, the Fund had a net capital loss carryforward of $105,706,673 of which $12,307,840 will expire on March 31, 2010 and $93,398,833 will expire on March 31, 2011 to offset future capital gains to the extent provided by regulations.

As of March 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $4,184,086.


7. Subsequent Event

On April 24, 2003, the Trustees of the Fund and Morgan Stanley Tax-Managed Growth Fund ("Tax-Managed") approved a plan of reorganization whereby Tax-Managed would be merged into the Fund. The plan of reorganization is subject to the consent of Tax-Managed shareholders at a special meeting scheduled to be held on September 17, 2003. If approved, the assets of the Fund would be combined with the assets of Tax-Managed and shareholders of Tax-Managed would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Tax-Managed.

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                          FOR THE YEAR ENDED MARCH 31,
                                                         ---------------------------------------------------------------
                                                              2003         2002         2001         2000        1999
                                                         ------------- ----------- ------------- ----------- -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $12.58        $12.60      $22.32        $17.34     $15.17
                                                            ------        ------      ------        ------     ------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................      0.00         (0.04)      (0.06)        (0.09)     (0.05)
 Net realized and unrealized gain (loss) ...............     (3.17)         0.09       (6.82)         6.89       2.55
                                                            ------        ------      ------        ------     ------
Total income (loss) from investment operations .........     (3.17)         0.05       (6.88)         6.80       2.50
                                                            ------        ------      ------        ------     ------
Less distributions from net realized gain ..............        --         (0.07)      (2.84)        (1.82)     (0.33)
                                                            ------        ------      ------        ------     ------
Net asset value, end of period .........................    $ 9.41        $12.58      $12.60        $22.32     $17.34
                                                            ======        ======      ======        ======     ======
Total Return+ ..........................................    (25.20)%        0.36 %    (34.32)%       42.32 %    16.87 %
Ratios to Average Net Assets(1):
Expenses ...............................................      1.18 %        1.18 %      1.11 %        1.13 %     1.19 %
Net investment loss ....................................     (0.06)%       (0.35)%     (0.34)%       (0.48)%    (0.29)%
Supplemental Data:
Net assets, end of period, in thousands ................   $32,091       $17,611     $11,824       $14,947     $4,987
Portfolio turnover rate ................................       155 %          95 %        67 %          81 %      113 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued


                                                                            FOR THE YEAR ENDED MARCH 31,
                                                       -----------------------------------------------------------------------
                                                            2003          2002          2001           2000           1999
                                                       ------------- ------------- ------------- --------------- -------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period .................      $12.24        $12.35        $22.04         $17.20         $15.12
                                                            ------        ------        ------         ------         ------
Income (loss) from investment operations:
 Net investment loss[+/+] ............................       (0.09)        (0.14)        (0.15)         (0.15)         (0.11)
 Net realized and unrealized gain (loss) .............       (3.07)         0.10         (6.70)          6.81           2.52
                                                            ------        ------        ------         ------         ------
Total income (loss) from investment operations .......       (3.16)        (0.04)        (6.85)          6.66           2.41
                                                            ------        ------        -------        ------         ------
Less distributions from net realized gain ............          --         (0.07)        (2.84)         (1.82)         (0.33)
                                                            ------        ------        ------         ------         ------
Net asset value, end of period .......................      $ 9.08        $12.24        $12.35         $22.04         $17.20
                                                            ======        ======        ======         ======         ======
Total Return+ ........................................      (25.82)%       (0.44)%      (34.61)%        41.82 %        16.32 %
Ratios to Average Net Assets(1):
Expenses .............................................        1.99 %        1.94 %        1.59 %         1.48 %         1.60 %
Net investment loss ..................................       (0.87)%       (1.11)%       (0.82)%        (0.83)%        (0.70)%
Supplemental Data:
Net assets, end of period, in thousands ..............    $381,478      $714,513      $867,382     $1,326,846       $913,060
Portfolio turnover rate ..............................         155 %          95 %          67 %           81 %          113 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued


                                                                          FOR THE YEAR ENDED MARCH 31,
                                                         ---------------------------------------------------------------
                                                              2003         2002         2001         2000        1999
                                                         ------------- ----------- ------------- ----------- -----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $12.07        $12.16      $21.80        $17.09     $15.08
                                                            ------        ------      ------        ------     ------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................     (0.08)        (0.11)      (0.19)        (0.23)     (0.16)
 Net realized and unrealized gain (loss) ...............     (3.03)         0.09       (6.61)         6.76       2.50
                                                            ------        ------      ------        ------     ------
Total income (loss) from investment operations .........     (3.11)        (0.02)      (6.80)         6.53       2.34
                                                            ------        ------      ------        ------     ------
Less distributions from net realized gain ..............        --         (0.07)      (2.84)        (1.82)     (0.33)
                                                            ------        ------      ------        ------     ------
Net asset value, end of period .........................    $ 8.96        $12.07      $12.16        $21.80     $17.09
                                                            ======        ======      ======        ======     ======
Total Return+ ..........................................    (25.77)%       (0.20)%    (34.82)%       41.29 %    15.90 %
Ratio to Average Net Assets(1):
Expenses ...............................................      1.98 %        1.73 %      1.88 %        1.89 %     1.94 %
Net investment loss ....................................     (0.86)%       (0.90)%     (1.11)%       (1.24)%    (1.04)%
Supplemental Data:
Net assets, end of period, in thousands ................    $8,563       $14,095     $14,490       $11,848     $3,041
Portfolio turnover rate ................................       155 %          95 %        67 %          81 %      113 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued


                                                                          FOR THE YEAR ENDED MARCH 31,
                                                        -----------------------------------------------------------------
                                                             2003          2002          2001         2000        1999
                                                        ------------- ------------- ------------- ----------- -----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ..................      $12.76       $12.75      $22.49        $17.41     $15.21
                                                             ------       ------      ------        ------     ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] ....................        0.01        (0.01)      (0.02)        (0.04)     (0.01)
 Net realized and unrealized gain (loss) ..............       (3.21)        0.09       (6.88)         6.94       2.54
                                                             ------       ------      ------        ------     ------
Total income (loss) from investment operations ........       (3.20)        0.08       (6.90)         6.90       2.53
                                                             ------       ------      ------        ------     ------
Less distributions from net realized gain .............          --        (0.07)      (2.84)        (1.82)     (0.33)
                                                             ------       ------      ------        ------     ------
Net asset value, end of period ........................      $ 9.56       $12.76      $12.75        $22.49     $17.41
                                                             ======       ======      ======        ======     ======
Total Return+ .........................................      (25.08)%       0.59 %    (34.14)%       42.75 %     17.02 %
Ratios to Average Net Assets(1):
Expenses ..............................................        0.99 %       0.94 %      0.88 %        0.89 %      0.94 %
Net investment income (loss) ..........................        0.13 %      (0.11)%     (0.11)%       (0.24)%    (0.04)%
Supplemental Data:
Net assets, end of period, in thousands ...............    $108,481     $133,653     $79,666       $12,702     $1,563
Portfolio turnover rate ...............................         155 %         95 %        67 %          81 %      113 %



-----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Growth Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Growth Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 12, 2003

STATEMENT OF ADDITIONAL INFORMATION                         MORGAN STANLEY
OCTOBER 30, 2003                                            MARKET LEADER TRUST


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated October 30, 2003) for the Morgan Stanley Market Leader Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley Market Leader Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS


TABLE OF CONTENTS
---------------------------------------------------------------------------------------------
I.     Fund History .....................................................................   4
II.    Description of the Fund and Its Investments and Risks ............................   4
         A.  Classification .............................................................   4
         B.  Investment Strategies and Risks ............................................   4
         C.  Fund Policies/Investment Restrictions ......................................  10
III.   Management of the Fund ...........................................................  12
         A.  Board of Trustees ..........................................................  12
         B.  Management Information .....................................................  12
         C.  Compensation ...............................................................  18
IV.    Control Persons and Principal Holders of Securities ..............................  20
V.     Investment Management and Other Services .........................................  21
         A.  Investment Manager .........................................................  21
         B.  Principal Underwriter ......................................................  21
         C.  Services Provided by the Investment Manager ................................  22
         D.  Dealer Reallowances ........................................................  23
         E.  Rule 12b-1 Plan ............................................................  23
         F.  Other Service Providers ....................................................  27
         G. Codes of Ethics .............................................................  27
VI.    Brokerage Allocation and Other Practices .........................................  27
         A.  Brokerage Transactions .....................................................  27
         B.  Commissions ................................................................  28
         C.  Brokerage Selection ........................................................  28
         D.  Directed Brokerage .........................................................  29
         E.  Regular Broker-Dealers .....................................................  29
VII.   Capital Stock and Other Securities ...............................................  29
VIII.  Purchase, Redemption and Pricing of Shares .......................................  30
         A.  Purchase/Redemption of Shares ..............................................  30
         B.  Offering Price .............................................................  31
IX.    Taxation of the Fund and Shareholders ............................................  32
X.     Underwriters .....................................................................  34
XI.    Calculation of Performance Data ..................................................  34
XII.   Financial Statements .............................................................  35
XIII.  Morgan Stanley Investment Management Proxy Voting Policy and Procedures.... Appendix A

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.


     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.


     "Fund" - Morgan Stanley Market Leader Trust, a registered open-end investment company.



     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.



     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I.  FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on November 4, 1996, with the name Dean Witter Market Leader Trust. On June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Market Leader Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Market Leader Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term growth of capital.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.


     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.


     STOCK INDEX FUTURES CONTRACTS. The Fund may invest in stock index futures contracts. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time.

     The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Limitations on Futures Contracts. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity such pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     Risks of Transactions in Futures Contracts. The prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.


     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.


     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.
At that time,
the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     Up to 20% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and/or rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.


     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (also known as "REITs"), which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.


     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, the Fund would bear its share of the investment company's fees and expenses.


     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rise and fall. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.



C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

  The Fund will:

    1. Seek long-term growth of capital.

  The Fund may not:


    1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio");


    2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio;


    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;


    4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

    5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell index futures contracts;

    6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs;

    7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed);

    8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings;

    9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing or selling futures contracts or options; (c) borrowing money in accordance with restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities;

   10. Make loans of money or securities, except by: (a) the purchase of debt obligations; (b) investment in repurchase agreements; or (c) lending its portfolio securities;

   11. Make short sales of securities;

   12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin;

   13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and

   14. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

     In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).

                                        POSITION(S)    LENGTH OF
       NAME, AGE AND ADDRESS OF          HELD WITH       TIME
          INDEPENDENT TRUSTEE            REGISTRANT     SERVED*
-------------------------------------- ------------- ------------
Michael Bozic (62)                     Trustee       Since
c/o Mayer, Brown, Rowe & Maw LLP                     April 1994
Counsel to the Independent Directors
1675 Broadway
New York, NY

Edwin J. Garn (71)                     Trustee       Since
c/o Summit Ventures LLC                              January
1 Utah Center                                        1993
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (69)                   Trustee       Since
c/o Mayer, Brown, Rowe & Maw LLP                     September
Counsel to the Independent Directors                 1997
1675 Broadway
New York, NY

                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                                                                   IN FUND
                                                                                   COMPLEX
       NAME, AGE AND ADDRESS OF                 PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS HELD
          INDEPENDENT TRUSTEE                    DURING PAST 5 YEARS**           BY TRUSTEE          BY TRUSTEE
-------------------------------------- ---------------------------------------- ------------ --------------------------
Michael Bozic (62)                     Retired; Director or Trustee of the      216          Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw LLP       Retail Funds and TCW/DW Term                          Corporation.
Counsel to the Independent Directors   Trust 2003 (since April 1994) and the
1675 Broadway                          Institutional Funds (since July 2003);
New York, NY                           formerly Vice Chairman of Kmart
                                       Corporation (December 1998-October 2000),
                                       Chairman and Chief Executive Officer of
                                       Levitz Furniture Corporation (November
                                       1995-November 1998) and President and
                                       Chief Executive Officer of Hills
                                       Department Stores (May 1991-July 1995);
                                       formerly variously Chairman, Chief
                                       Executive Officer, President and Chief
                                       Operating Officer (1987-1991) of the
                                       Sears Merchandise Group of Sears, Roebuck
                                       & Co.

Edwin J. Garn (71)                     Director or Trustee of the Retail        216          Director of Franklin
c/o Summit Ventures LLC                Funds and TCW/DW Term Trust                           Covey (time
1 Utah Center                          2003 (since January 1993) and the                     management systems),
201 S. Main Street                     Institutional Funds (since July 2003);                BMW Bank of North
Salt Lake City, UT                     member of the Utah Regional                           America, Inc. (industrial
                                       Advisory Board of Pacific Corp.;                      loan corporation), United
                                       formerly United States Senator                        Space Alliance (joint
                                       (R-Utah) (1974-1992) and Chairman,                    venture between
                                       Senate Banking Committee                              Lockheed Martin and
                                       (1980-1986), Mayor                                    the Boeing Company)
                                       of Salt Lake City, Utah (1971-1974),                  and Nuskin Asia Pacific
                                       Astronaut, Space Shuttle Discovery                    (multilevel marketing);
                                       (April 12-19, 1985), and Vice                         member of the board of
                                       Chairman, Huntsman Corporation                        various civic and
                                       (chemical company).                                   charitable organizations.

Wayne E. Hedien (69)                   Retired; Director or Trustee of the      216          Director of The PMI
c/o Mayer, Brown, Rowe & Maw LLP       Retail Funds and TCW/DW Term                          Group Inc. (private
Counsel to the Independent Directors   Trust 2003; (since September 1997)                    mortgage insurance);
1675 Broadway                          and the Institutional Funds (since                    Trustee and Vice
New York, NY                           July 2003); formerly associated with                  Chairman of The Field
                                       the Allstate Companies (1966-1994),                   Museum of Natural
                                       most recently as Chairman of The                      History; director of
                                       Allstate Corporation (March                           various other business
                                       1993-December 1994) and                               and charitable
                                       Chairman and Chief Executive                          organizations.
                                       Officer of its wholly-owned
                                       subsidiary, Allstate Insurance
                                       Company (July 1989-December
                                       1994).



----------
  * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

 ** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                         POSITION(S)   LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH       TIME
          INDEPENDENT TRUSTEE             REGISTRANT    SERVED*
--------------------------------------- ------------- -----------
Dr. Manuel H. Johnson (54)              Trustee       Since
c/o Johnson Smick International, Inc.                 July 1991
2099 Pennsylvania Avenue, N.W.
Suite 950 Washington, D.C.

Joseph J. Kearns (61)                   Trustee       Since
PMB754                                                July 2003
23852 Pacific Coast Highway
Malibu, CA

Michael E. Nugent (67)                  Trustee       Since
c/o Triumph Capital, L.P.                             July 1991
445 Park Avenue
New York, NY

Fergus Reid (71)                        Trustee       Since
85 Charles Colman Blvd.                               July 2003
Pawling, NY



                                                                                    NUMBER OF
                                                                                   PORTFOLIOS
                                                                                     IN FUND
                                                                                     COMPLEX
        NAME, AGE AND ADDRESS OF                 PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS HELD
          INDEPENDENT TRUSTEE                     DURING PAST 5 YEARS**            BY TRUSTEE          BY TRUSTEE
--------------------------------------- ----------------------------------------- ------------ -------------------------
Dr. Manuel H. Johnson (54)              Chairman of the Audit Committee           216          Director of NVR, Inc.
c/o Johnson Smick International, Inc.   and Director or Trustee of the Retail                  (home construction);
2099 Pennsylvania Avenue, N.W.          Funds and TCW/DW Term Trust                            Chairman and Trustee
Suite 950                               2003 (since July 1991) and the                         of the Financial
Washington, D.C.                        Institutional Funds (since July 2003);                 Accounting Foundation
                                        Senior Partner, Johnson Smick                          (oversight organization
                                        International, Inc., a consulting firm;                of the Financial
                                        Co-Chairman and a founder of the                       Accounting Standards
                                        Group of Seven Council (G7C), an                       Board); Director of RBS
                                        international economic commission;                     Greenwich Capital
                                        formerly Vice Chairman of the Board                    Holdings (financial
                                        of Governors of the Federal Reserve                    holding company).
                                        System and Assistant Secretary of
                                        the U.S. Treasury.

Joseph J. Kearns (61)                   Deputy Chairman of the Audit              217          Director of Electro Rent
PMB754                                  Committee and Director or Trustee                      Corporation (equipment
23852 Pacific Coast Highway             of the Retail Funds and TCW/DW                         leasing), The Ford
Malibu, CA                              Term Trust 2003 (since July 2003)                      Family Foundation, and
                                        and the Institutional Funds (since                     the UCLA Foundation.
                                        August 1994); previously Chairman
                                        of the Audit Committee of the
                                        Institutional Funds (October
                                        2001-July 2003); President, Kearns
                                        & Associates LLC (investment
                                        consulting); formerly CFO of the
                                        J. Paul Getty Trust.

Michael E. Nugent (67)                  Chairman of the Insurance                 216          Director of various
c/o Triumph Capital, L.P.               Committee and Director or Trustee                      business organizations.
445 Park Avenue                         of the Retail Funds and TCW/DW
New York, NY                            Term Trust 2003 (since July 1991)
                                        and the Institutional Funds (since
                                        July 2001); General Partner of
                                        Triumph Capital, L.P., a private
                                        investment partnership; formerly Vice
                                        President, Bankers Trust Company
                                        and BT Capital Corporation
                                        ( 1984-1988).

Fergus Reid (71)                        Chairman of the Governance                217          Trustee and Director of
85 Charles Colman Blvd.                 Committee and Director or Trustee                      certain investment
Pawling, NY                             of the Retail Funds and TCW/DW                         companies in the
                                        Term Trust 2003 (since July 2003)                      JPMorgan Funds
                                        and the Institutional Funds (since                     complex managed by JP
                                        June 1992); Chairman of Lumelite                       Morgan Investment
                                        Plastics Corporation.                                  Management Inc.



  * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

 ** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.





                                POSITION(S)   LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH     TIME
      MANAGEMENT TRUSTEE        REGISTRANT    SERVED*
------------------------------ ----------- ------------
Charles A. Fiumefreddo (70)    Chairman    Since
c/o Morgan Stanley Trust       of the      July 1991
Harborside Financial Center,   Board and
Plaza Two,                     Trustee
Jersey City, NJ

James F. Higgins (55)          Trustee     Since
c/o Morgan Stanley Trust                   June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (60)         Trustee     Since
1585 Broadway                              April 1994
New York, NY



                                                                        NUMBER OF
                                                                       PORTFOLIOS
                                                                         IN FUND
                                                                         COMPLEX
   NAME, AGE AND ADDRESS OF          PRINCIPAL OCCUPATION(S)             OVERSEEN   OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE               DURING PAST 5 YEARS**            BY TRUSTEE         BY TRUSTEE
------------------------------ ---------------------------------------- ----------- -------------------------
Charles A. Fiumefreddo (70)    Chairman and Director or Trustee of      216         None
c/o Morgan Stanley Trust       the Retail Funds and TCW/DW Term
Harborside Financial Center,   Trust 2003 (since July 1991) and the
Plaza Two,                     Institutional Funds (since July 2003);
Jersey City, NJ                formerly Chief Executive Officer of
                               the Retail Funds and the TCW/DW
                               Term Trust 2003 (until September
                               2002).

James F. Higgins (55)          Director or Trustee of the Retail        216         Director of AXA
c/o Morgan Stanley Trust       Funds and TCW/DW Term Trust                          Financial, Inc. and The
Harborside Financial Center,   2003 (since June 2000) and the                       Equitable Life Assurance
Plaza Two,                     Institutional Funds (since July 2003);               Society of the United
Jersey City, NJ                Senior Advisor of Morgan Stanley                     States (financial
                               (since August 2000); Director of the                 services).
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley
                               (May 1999-August 2000), and
                               President and Chief Operating
                               Officer of Individual Securities of
                               Morgan Stanley (February 1997-May
                               1999).

Philip J. Purcell (60)         Director or Trustee of the Retail        216         Director of American
1585 Broadway                  Funds and TCW/DW Term Trust                          Airlines, Inc. and its
New York, NY                   2003 (since April 1994) and the                      parent company, AMR
                               Institutional Funds (since July 2003);               Corporation.
                               Chairman of the Board of Directors
                               and Chief Executive Officer of
                               Morgan Stanley and Morgan Stanley
                               DW Inc.; Director of the Distributor;
                               Chairman of the Board of Directors
                               and Chief Executive Officer of Novus
                               Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley
                               subsidiaries.



----------
  * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

 ** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                    POSITION(S)              LENGTH OF
   NAME, AGE AND ADDRESS OF          HELD WITH                  TIME
       EXECUTIVE OFFICER             REGISTRANT               SERVED*
------------------------------ --------------------- -------------------------
Mitchell M. Merin (50)         President             Since May 1999
1221 Avenue of the Americas
New York, NY

Barry Fink (48)                Vice President and    Since February 1997
1221 Avenue of the Americas    General Counsel
New York, NY

Ronald E. Robison (64)         Executive Vice        Since April 2003
1221 Avenue of the Americas    President and
New York, NY                   Principal Executive
                               Officer

Joseph J. McAlinden (60)       Vice President        Since July 1995
1221 Avenue of the Americas
New York, NY

Stefanie V. Chang (36)         Vice President        Since July 2003
1221 Avenue of the Americas
New York, NY

Francis J. Smith (38)          Treasurer and         Treasurer since July
c/o Morgan Stanley Trust       Chief Financial       2003 and Chief
Harborside Financial Center,   Officer               Financial Officer since
Plaza Two,                                           September 2002
Jersey City, NJ

Thomas F. Caloia (57)          Vice President        Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (36)            Secretary             Since July 2003
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ ---------------------------------------------------------------
Mitchell M. Merin (50)         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc.; President, Director and Chief
New York, NY                   Executive Officer of the Investment Manager and Morgan
                               Stanley Services; Chairman, Chief Executive
                               Officer and Director of the Distributor; Chairman
                               and Director of the Transfer Agent; Director of
                               various Morgan Stanley subsidiaries; President of
                               Morgan Stanley Investments LP (since February
                               2003); President of the Institutional Funds
                               (since July 2003) and President of the Retail
                               Funds and TCW/DW Term Trust 2003 (since May
                               1999); Trustee (since July 2003) and President
                               (since December 2002) of the Van Kampen
                               Closed-End Funds; Trustee (since May 1999) and
                               President (since October 2002) of the Van Kampen
                               Open-End Funds.

Barry Fink (48)                General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    (since December 2000) of Morgan Stanley Investment
New York, NY                   Management; Managing Director (since December 2000),
                               Secretary (since February 1997) and Director
                               (since July 1998) of the Investment Manager and
                               Morgan Stanley Services; Assistant Secretary of
                               Morgan Stanley DW; Chief Legal Officer of Morgan
                               Stanley Investments LP (since July 2002); Vice
                               President of the Institutional Funds (since July
                               2003); Vice President and Secretary of the
                               Distributor; previously Secretary of the Retail
                               Funds (February 1997-July 2003); previously Vice
                               President and Assistant General Counsel of the
                               Investment Manager and Morgan Stanley Services
                               (February 1997-December 2001).

Ronald E. Robison (64)         Chief Global Operations Officer and Managing Director of
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc.; Managing
New York, NY                   Director of Morgan Stanley & Co. Incorporated; Managing
                               Director of Morgan Stanley; Managing Director,
                               Chief Administrative Officer and Director of the
                               Investment Manager and Morgan Stanley Services;
                               Chief Executive Officer and Director of the
                               Transfer Agent; Executive Vice President and
                               Principal Executive Officer of the Institutional
                               Funds (since July 2003); and the TCW/DW Term
                               Trust 2003 (since April 2003); previously
                               President of the Institutional Funds (March
                               2001-July 2003) and Director of the Institutional
                               Funds (March 2001-July 2003).

Joseph J. McAlinden (60)       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas    Investment Manager, Morgan Stanley Investment
New York, NY                   Management Inc. and Morgan Stanley Investments LP;
                               Director of the Transfer Agent, Chief Investment
                               Officer of the Van Kampen Funds; Vice President
                               of the Institutional Funds (since July 2003) and
                               the Retail Funds (since July 1995).

Stefanie V. Chang (36)         Executive Director of Morgan Stanley & Co. and Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and Vice President of
New York, NY                   the Institutional Funds (since December 1997) and the Retail
                               Funds (since July 2003); formerly practiced law
                               with the New York law firm of Rogers & Wells (now
                               Clifford Chance LLP).

Francis J. Smith (38)          Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust       Stanley Services (since December 2001); previously Vice
Harborside Financial Center,   President of the Retail Funds (September 2002-July 2003);
Plaza Two,                     previously Vice President of the Investment Manager and
Jersey City, NJ                Morgan Stanley Services (August 2000-November 2001) and
                               Senior Manager at PricewaterhouseCoopers LLP (January
                               1998-August 2000).

Thomas F. Caloia (57)          Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust       Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,   Morgan Stanley Services; previously Treasurer of the Retail
Plaza Two,                     Funds (April 1989-July 2003); formerly First Vice President
Jersey City, NJ                of the Investment Manager, the Distributor and Morgan
                               Stanley Services.

Mary E. Mullin (36)            Vice President of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc.; Secretary of
New York, NY                   the Institutional Funds (since June 1999) and the Retail
                               Funds (since July 2003); formerly practiced law
                               with the New York law firms of McDermott, Will &
                               Emery and Skadden, Arps, Slate, Meagher & Flom
                               LLP.



  * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

 ** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn K. Cranney, Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2002.





                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2002)                         (AS OF DECEMBER 31, 2002)
------------------------   -----------------------------------------------   -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   none                                          over $100,000
Edwin J. Garn                                   none                                          over $100,000
Wayne E. Hedien                                 none                                          over $100,000
Dr. Manuel H. Johnson                           none                                          over $100,000
Michael E. Nugent                        $50,001 - $100,000                                   over $100,000
INTERESTED:
Charles A. Fiumefreddo                   $50,001 - $100,000                                   over $100,000
James F. Higgins                                none                                          over $100,000
Philip J. Purcell                               none                                          over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of

Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended August 31, 2003, the Audit Committee held five meetings.

     The Boards of the Retail Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid, and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and Officers of the Fund who are or have been employed by the Investment Manager or an affiliated company received no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following tables illustrate the compensation that the Fund paid to its Trustees for the fiscal year ended August 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.


                                FUND COMPENSATION



                                      AGGREGATE
                                    COMPENSATION
NAME OF TRUSTEE                     FROM THE FUND
--------------------------------   --------------
Michael Bozic ..................       $1,453
Edwin J. Garn ..................        1,453
Wayne E. Hedien ................        1,453
Dr. Manuel H. Johnson ..........        2,055
Joseph J. Kearns ...............          100
Michael E. Nugent ..............        1,883
Fergus Reid ....................          100
Charles A. Fiumefreddo .........        4,026



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messrs. Nugent, who also received compensation for his service as Director/Trustee to 13 Institutional funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for Messrs. Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002. The compensation below includes attendance at the Derivatives Committee meetings, three of which were held during the fiscal year ended August 31, 2003. The Derivatives Committee was eliminated on July 31, 2003.


              CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX



                                      TOTAL CASH
                                     COMPENSATION
                                    FOR SERVICES TO
                                    MORGAN STANLEY
NAME OF TRUSTEE                      FUND COMPLEX
--------------------------------   ----------------
Michael Bozic ..................       $159,650
Edwin J. Garn ..................        159,650
Wayne E. Hedien ................        158,950
Dr. Manuel H. Johnson ..........        226,063
Joseph J. Kearns* ..............         95,500
Michael E. Nugent ..............        296,475
Fergus Reid* ...................         95,500
Charles A. Fiumefreddo .........        360,000



----------
* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Boards of the Institutional Funds in connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Retail Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.1 "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Retail Funds (not including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid did not serve as Trustees of the Funds during the last calendar year and therefore did not accrue any retirement benefits. As of this Statement of Additional Information, Messrs. Kearns and Reid do not participate in the retirement program.

           RETIREMENT BENEFITS FROM ALL MORGAN STANLEY RETAIL FUNDS



                                    FOR ALL ADOPTING FUNDS
                                ------------------------------
                                   ESTIMATED
                                   CREDITED                        RETIREMENT     ESTIMATED ANNUAL
                                   YEARS OF       ESTIMATED         BENEFITS       BENEFITS UPON
                                  SERVICE AT    PERCENTAGE OF      ACCRUED AS      RETIREMENT(2)
                                  RETIREMENT       ELIGIBLE     EXPENSES BY ALL      FROM ALL
NAME OF INDEPENDENT TRUSTEE      (MAXIMUM 10)    COMPENSATION    ADOPTING FUNDS    ADOPTING FUNDS
------------------------------- -------------- --------------- ----------------- ----------------
Michael Bozic .................       10             60.44%         $18,457           $47,838
Edwin J. Garn .................       10             60.44           23,881            47,878
Wayne E. Hedien ...............        9             51.37           34,473            40,842
Dr. Manuel H. Johnson .........       10             60.44           19,803            70,050
Michael E. Nugent .............       10             60.44           32,362            62,646



----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of Class A of the Fund as of October 9, 2003: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 47.79% and National Philanthropic Trust, 165 Township Line Road, Jenkintown, PA 19046-3531
- 6.55%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the Fund: 0.75% of the portion of the daily net assets up to $1 billion and 0.725% of the portion of the daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended August 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $4,730,575, $4,073,689 and $2,797,932, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the

Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).





                              2003                        2002                        2001
                     -----------------------   --------------------------   ------------------------
Class A ..........   FSCs:(1)     $ 27,005     FSCs:(1)     $   64,644      FSCs:(1)     $113,670
                     CDSCs:       $     51     CDSCs:       $        0      CDSCs:       $  1,695
Class B ..........   CDSCs:       $682,269     CDSCs:       $1,097,610      CDSCs:       $925,766
Class C ..........   CDSCs:       $  3,733     CDSCs:       $    5,875      CDSCs:       $ 14,391


----------
(1)   FSCs apply to Class A only.



     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended August 31, 2003, Class B shares of the Fund accrued amounts payable to the Distributor under the Plan of $2,701,874. This amount is equal to 1.00% of the average daily net assets of Class B. For the fiscal year ended August 31, 2003, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $23,644 and $142,362, respectively, which amounts are equal to 0.21% and 0.96% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $34,510,809 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 14.36% ($4,957,295) - advertising and promotional expenses; (ii) 0.61% ($209,442) - printing of prospectuses for distribution to other than current shareholders; and (iii) 85.03% ($29,344,071) - other expenses, including the gross sales credit and the carrying charge, of which 5.31% ($1,558,971) represents carrying charges, 39.20% ($11,503,031) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 55.50% ($16,282,069) represents overhead and other branch office distribution-related expenses. The amount accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.


     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $11,032,949 as of August 31, 2003 (the end of the Fund's fiscal year), which was equal to 4.42% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2002 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund

(as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.



F. OTHER SERVICE PROVIDERS


 (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


 (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


 (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid a total of $838,286, $1,124,387 and $669,125, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid a total of $27,428, $5,634 and $0, respectively, in brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid a total of $54,000, $137,089 and $33,134, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended August 31, 2003, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 4.95% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 6.79% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended August 31, 2003, the Fund paid $557,054 in brokerage commissions in connection with transactions in the aggregate amount of $321,617,116 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended August 31, 2003, the Fund purchased securities issued by Bank of New York, Citigroup Global Markets Inc., Bank of America Corp. and Lehman Brothers Holdings, Inc., which issuers were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At August 31, 2003, the Fund held securities issued by Bank of New York, Citigroup Global Markets Inc., Bank of America Corp. and Lehman Brothers Holdings, Inc. with market values of $6,532,417, $12,518,440, $171,972 and $11,239,830, respectively.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.


     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, and the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:


       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDING AUGUST 31, 2003



                     INCEPTION
CLASS                  DATE:       1 YEAR      5 YEARS     LIFE OF FUND
------               ----------   ----------   ---------   -------------
Class A .........   07/28/97         1.99%       4.49%         1.96%
Class B .........   04/28/97         1.81%       4.47%         3.38%
Class C .........   07/28/97         5.89%       4.88%         2.13%
Class D .........   07/28/97         7.90%       5.91%         3.12%



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:


          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003



                      INCEPTION
CLASS                   DATE:       1 YEAR      5 YEARS     LIFE OF FUND
------------------   ----------   ----------   ---------   -------------
Class A ..........   07/28/97         7.64%       5.62%         2.86%
Class B ..........   04/28/97         6.81%       4.80%         3.38%
Class C ..........   07/28/97         6.89%       4.88%         2.13%
Class D ..........   07/28/97         7.90%       5.91%         3.12%


     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:


          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003



                      INCEPTION
CLASS                   DATE:       1 YEAR       5 YEARS      LIFE OF FUND
------------------   ----------   ----------   -----------   -------------
Class A ..........   07/28/97         7.64%        31.46%         18.77%
Class B ..........   04/28/97         6.81%        26.44%         23.50%
Class C ..........   07/28/97         6.89%        26.89%         13.72%
Class D ..........   07/28/97         7.90%        33.24%         20.61%



     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at August 31, 2002:




                                    INVESTMENT AT INCEPTION OF:
                     INCEPTION   ---------------------------------
      CLASS            DATE:      $10,000     $50,000     $100,000
-----------------   ----------   ---------   ---------   ---------
Class A .........    07/28/97      11,254      57,010      115,207
Class B .........    04/28/97      12,350      61,750      123,500
Class C .........    07/28/97      11,372      56,860      113,720
Class D .........    07/28/97      12,061      60,305      120,610



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:


  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                          PERIOD ENDING AUGUST 31, 2003



                                                          INCEPTION
CALCULATION METHODOLOGY                                      DATE:       1 YEAR      5 YEARS     LIFE OF FUND
-------------------------------------------------------   ----------   ----------   ---------   -------------
After taxes on distributions ..........................   04/28/97         1.81%       4.10%         3.04%
After taxes on distributions and redemptions ..........   04/28/97         1.18%       3.76%         2.80%


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 2003 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *



     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Market Leader Trust
PORTFOLIO OF INVESTMENTS [ ] AUGUST 31, 2003



   NUMBER OF
    SHARES                                                    VALUE
-----------------------------------------------------------------------
                       Common Stocks (98.0%)
                       Basic Materials
                       Aluminum (0.5%)
    66,110             Alcoa, Inc. .....................   $  1,888,102
                                                           ------------
                       Other Metals/Minerals (1.3%)
    99,300             Phelps Dodge Corp.* .............      4,765,407
                                                           ------------
                       Precious Metals (0.8%)
    70,920             Newmont Mining Corp. ............      2,784,319
                                                           ------------
                       Total Basic Materials ...........      9,437,828
                                                           ------------
                       Capital Goods
                       Chemicals: Major Diversified (0.1%)
     5,060             Dow Chemical Co. (The) ..........        174,722
                                                           ------------
                       Chemicals: Specialty (0.8%)
    61,000             Air Products & Chemicals,
                        Inc. ...........................      2,886,520
                                                           ------------
                       Home Building (0.5%)
    27,900             Lennar Corp. ....................      1,876,275
                                                           ------------
                       Home Improvement Chains (0.1%)
     6,900             Home Depot, Inc. (The) ..........        221,904
                                                           ------------
                       Industrial Conglomerates (5.2%)
  444,730              General Electric Co. ............     13,150,666
   33,650              Ingersoll-Rand Co., Ltd.
                        (Bermuda) ......................      2,002,848
   68,810              Tyco International Ltd.
                        (Bermuda) ......................      1,416,110
   26,400              United Technologies Corp. .......      2,118,600
                                                           ------------
                                                             18,688,224
                                                           ------------
                       Industrial Machinery (2.0%)
  169,800              Roper Industries, Inc. ..........      7,247,064
                                                           ------------
                       Total Capital Goods .............     31,094,709
                                                           ------------
                       Consumer Non-Durables
                       Food: Major Diversified (1.9%)
  151,020              PepsiCo, Inc. ...................      6,726,431
                                                           ------------
                       Household/Personal Care (3.4%)
  110,000              Estee Lauder Companies, Inc.
                        (The) (Class A) ................      3,793,900
   56,400              Kimberly-Clark Corp. ............      2,882,604
   61,400              Procter & Gamble Co. (The) ......      5,359,606
                                                           ------------
                                                             12,036,110
                                                           ------------


   NUMBER OF
    SHARES                                                    VALUE
-----------------------------------------------------------------------
                       Tobacco (0.4%)
   36,010              Altria Group, Inc. ..............   $  1,484,332
                                                           ------------
                       Total Consumer Non-Durables......     20,246,873
                                                           ------------
                       Energy
                       Contract Drilling (1.2%)
  115,000              Noble Corp.
                       (Cayman Islands)* ...............      4,160,700
                                                           ------------
                       Electric Utilities (0.7%)
   93,430              American Electric Power Co.,
                        Inc. ...........................      2,645,003
                                                           ------------
                       Integrated Oil (2.2%)
  105,000              BP PLC (ADR)
                        (United Kingdom) ...............      4,380,600
   80,500              Royal Dutch Petroleum Co.
                        (NY Registered Shares)
                        (Netherlands) ..................      3,612,035
                                                           ------------
                                                              7,992,635
                                                           ------------
                       Oil & Gas Production (2.7%)
   60,900              Apache Corp. ....................      4,200,882
  143,810              EnCana Corp. (Canada) ...........      5,385,685
                                                           ------------
                                                              9,586,567
                                                           ------------
                       Oilfield Services/Equipment (2.7%)
  118,030              Baker Hughes Inc. ...............      3,949,284
  233,340              Halliburton Co. .................      5,642,161
                                                           ------------
                                                              9,591,445
                                                           ------------
                       Total Energy ....................     33,976,350
                                                           ------------
                       Entertainment & Leisure
                       Cable/Satellite TV (3.1%)
  203,393              Comcast Corp.
                        (Class A Special)* .............      6,050,942
  407,470              Liberty Media Corp.
                        (Class A)* .....................      4,930,387
                                                           ------------
                                                             10,981,329
                                                           ------------
                       Media Conglomerates (1.9%)
   10,800              AOL Time Warner Inc.* ...........        176,688
  145,000              Viacom, Inc. (Class B)
                        (Non-Voting) ...................      6,525,000
                                                           ------------
                                                              6,701,688
                                                           ------------


                        See Notes to Financial Statements

Morgan Stanley Market Leader Trust
PORTFOLIO OF INVESTMENTS [ ] AUGUST 31, 2003 continued



   NUMBER OF
    SHARES                                                      VALUE
-------------------------------------------------------------------------
                       Restaurants (1.8%)
  206,000              Wendy's International, Inc. .......   $  6,499,300
                                                             ------------
                       Total Entertainment & Leisure......     24,182,317
                                                             ------------
                       Financial Services
                       Advertising/Marketing
                        Services (1.5%)
   66,490              Omnicom Group, Inc. ...............      5,192,869
                                                             ------------
                       Finance/Rental/Leasing (3.5%)
  191,000              Fannie Mae ........................     12,374,890
    3,980              SLM Corp. .........................        159,916
                                                             ------------
                                                               12,534,806
                                                             ------------
                       Financial Conglomerates (4.6%)
    6,250              American Express Co. ..............        281,563
  288,776              Citigroup, Inc. ...................     12,518,440
  100,600              Prudential Financial, Inc. ........      3,662,846
                                                             ------------
                                                               16,462,849
                                                             ------------
                       Investment Banks/Brokers (3.2%)
  171,000              Lehman Brothers Holdings,
                        Inc. .............................     11,239,830
                                                             ------------
                       Investment Trusts/Mutual
                        Funds (2.7%)
   21,500              iShares Lehman 20+ Year
                        Treasury Bond Fund ...............      1,798,475
   62,000              iShares Nasdaq
                        Biotechnology Index Fund*.........      4,576,840
   96,250              Nasdaq-100 Index Tracking
                        Stock* ...........................      3,213,788
                                                             ------------
                                                                9,589,103
                                                             ------------
                       Major Banks (1.9%)
    2,170              Bank of America Corp. .............        171,973
  222,040              Bank of New York Co., Inc.
                        (The) ............................      6,532,417
                                                             ------------
                                                                6,704,390
                                                             ------------
                       Multi-Line Insurance (3.0%)
  178,900              American International Group,
                        Inc. .............................     10,657,073
                                                             ------------
                       Property - Casualty
                        Insurers (1.3%)
   60,000              XL Capital Ltd. (Class A)
                        (Cayman Islands) .................      4,545,000
                                                             ------------

   NUMBER OF
    SHARES                                                      VALUE
-------------------------------------------------------------------------
                       Specialty Insurance (1.7%)
  169,600              PMI Group, Inc. ...................   $  6,000,448
                                                             ------------
                       Total Financial Services ..........     82,926,365
                                                             ------------
                       Healthcare
                       Hospital/Nursing
                        Management (0.5%)
   51,330              HCA Inc. ..........................      1,950,027
                                                             ------------
                       Managed Health Care (3.6%)
  222,800              Aetna Inc. ........................     12,699,600
                                                             ------------
                       Pharmaceuticals: Major (10.2%)
  211,970              Johnson & Johnson .................     10,509,473
  208,500              Merck & Co., Inc. .................     10,491,720
  435,920              Pfizer, Inc. ......................     13,042,726
   52,500              Wyeth .............................      2,249,625
                                                             ------------
                                                               36,293,544
                                                             ------------
                       Total Healthcare ..................     50,943,174
                                                             ------------
                       Retail
                       Department Stores (1.1%)
   62,770              Kohl's Corp.* .....................      3,970,202
                                                             ------------
                       Discount Stores (5.3%)
  190,000              Target Corp. ......................      7,714,000
  186,780              Wal-Mart Stores, Inc. .............     11,051,773
                                                             ------------
                                                               18,765,773
                                                             ------------
                       Total Retail ......................     22,735,975
                                                             ------------
                       Technology
                       Aerospace & Defense (0.6%)
   42,220              Lockheed Martin Corp. .............      2,162,931
                                                             ------------
                         Computer Communications (2.3%)
  427,900              Cisco Systems, Inc.* ..............      8,194,285
                                                             ------------
                       Computer Peripherals (0.9%)
   47,380              Lexmark International, Inc.* ......      3,176,355
                                                             ------------
                       Computer Processing
                        Hardware (2.2%)
    4,980              Dell Inc.* ........................        162,497
  394,540              Hewlett-Packard Co. ...............      7,859,237
                                                             ------------
                                                                8,021,734
                                                             ------------



                        See Notes to Financial Statements

Morgan Stanley Market Leader Trust
PORTFOLIO OF INVESTMENTS [ ] AUGUST 31, 2003 continued



NUMBER OF
 SHARES                                             VALUE
--------------------------------------------------------------
             Data Processing Services (2.0%)
310,000      Concord EFS, Inc.* ...............   $  4,293,500
101,960      SunGard Data Systems Inc.*........      2,875,272
                                                  ------------
                                                     7,168,772
                                                  ------------
             Packaged Software (4.8%)
562,120      Microsoft Corp. ..................     14,907,422
186,130      Oracle Corp.* ....................      2,378,741
                                                  ------------
                                                    17,286,163
                                                  ------------
             Semiconductors (1.8%)
191,590      Intel Corp. ......................      5,483,306
139,700      Vitesse Semiconductor
              Corp.* ..........................        954,151
                                                  ------------
                                                     6,437,457
                                                  ------------
             Total Technology .................     52,447,697
                                                  ------------
             Telecommunications
             Broadcasting (0.9%)
 72,130      Clear Channel
              Communications, Inc.* ...........      3,254,506
                                                  ------------
             Major Telecommunications (0.7%)
 52,320      SBC Communications, Inc. .........      1,176,677
 38,700      Verizon Communications Inc........      1,366,884
                                                  ------------
                                                     2,543,561
                                                  ------------
             Telecommunication Equipment (2.0%)
435,000      Nokia Corp. (ADR) (Finland) ......      7,086,150
  4,090      QUALCOMM Inc. ....................        168,835
                                                  ------------
                                                     7,254,985
                                                  ------------
             Wireless Telecommunications (1.5%)
291,520      Vodafone Group PLC
              (United Kingdom) ................      5,334,816
                                                  ------------
             Total Telecommunications .........     18,387,868
                                                  ------------
             Transportation
             Air Freight/Couriers (0.0%)
  2,220      United Parcel Service, Inc.
              (Class B) .......................        139,327
                                                  ------------
             Railroads (0.9%)
 97,250      CSX Corp. ........................      3,139,230
                                                  ------------
             Total Transportation .............      3,278,557
                                                  ------------
             Total Common Stocks
              (Cost $352,902,464)..............    349,657,713
                                                  ------------




PRINCIPAL
AMOUNT IN
THOUSANDS                                            VALUE
--------------------------------------------------------------
                Convertible Bond (0.2%)
                Wireless Telecommunications
$     850       Nextel Communications, Inc.
                 5.25% due 01/15/10
                 (Cost $953,025)...........   $    770,313
                                              ------------
                Short-Term Investment (1.4%)
                Repurchase Agreement
    5,096       Joint repurchase agreement
                 account 1.05% due
                 09/02/03 (dated
                 08/29/03; proceeds
                 $5,096,595) (a)
                 (Cost $5,096,000).........      5,096,000
                                              ------------




Total Investments
(Cost $358,951,489) (b).........    99.6%      355,524,026
Other Assets in Excess of
Liabilities ....................     0.4         1,404,489
                                   -----      ------------
Net Assets .....................   100.0%     $356,928,515
                                   =====      ============



---------------------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a)      Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes is $360,387,590. The aggregate gross unrealized appreciation is $32,167,887 and the aggregate gross unrealized depreciation is $37,031,451, resulting in net unrealized depreciation of $4,863,564.

                        See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
August 31, 2003



Assets:
Investments in securities, at value
 (cost $358,951,489)..............................................    $ 355,524,026
Receivable for:
 Investments sold ................................................        2,022,870
 Dividends .......................................................          364,222
 Shares of beneficial interest sold ..............................          235,598
Prepaid expenses and other assets ................................           48,821
                                                                      -------------
  Total Assets ...................................................      358,195,537
                                                                      -------------
Liabilities:
Payable for:
  Investments purchased ..........................................          503,839
  Shares of beneficial interest redeemed .........................          241,284
  Distribution fee ...............................................          229,888
  Investment management fee ......................................          229,415
Accrued expenses and other payables ..............................           62,596
                                                                      -------------
  Total Liabilities ..............................................        1,267,022
                                                                      -------------
  Net Assets .....................................................    $ 356,928,515
                                                                      =============
Composition of Net Assets:
Paid-in-capital ..................................................    $ 550,267,975
Net unrealized depreciation ......................................       (3,427,463)
Accumulated net investment loss ..................................          (43,600)
Accumulated net realized loss ....................................     (189,868,397)
                                                                      -------------
  Net Assets .....................................................    $ 356,928,515
                                                                      =============
Class A Shares:
Net Assets .......................................................      $12,226,027
Shares Outstanding (unlimited authorized, $.01 par value).........        1,020,543
  Net Asset Value Per Share ......................................           $11.98
                                                                             ======
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................           $12.64
                                                                             ======
Class B Shares:
Net Assets .......................................................     $249,417,614
Shares Outstanding (unlimited authorized, $.01 par value).........       21,782,462
  Net Asset Value Per Share ......................................           $11.45
                                                                             ======
Class C Shares:
Net Assets .......................................................      $14,669,338
Shares Outstanding (unlimited authorized, $.01 par value).........        1,278,411
  Net Asset Value Per Share ......................................           $11.47
                                                                             ======
Class D Shares:
Net Assets .......................................................      $80,615,536
Shares Outstanding (unlimited authorized, $.01 par value).........        6,629,409
  Net Asset Value Per Share ......................................           $12.16
                                                                             ======




                        See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended August 31, 2003





Net Investment Loss:
Income
Dividends (net of $75,350 foreign withholding tax) .........    $  4,775,143
Interest ...................................................         370,423
                                                                ------------
  Total Income .............................................       5,145,566
                                                                ------------
Expenses
Investment management fee ..................................       2,797,932
Distribution fee (Class A shares) ..........................          23,644
Distribution fee (Class B shares) ..........................       2,701,874
Distribution fee (Class C shares) ..........................         142,362
Transfer agent fees and expenses ...........................         830,740
Shareholder reports and notices ............................          76,689
Registration fees ..........................................          68,492
Professional fees ..........................................          56,446
Trustees' fees and expenses ................................          13,086
Other ......................................................          14,377
                                                                ------------
  Total Expenses ...........................................       6,725,642
                                                                ------------
  Net Investment Loss ......................................      (1,580,076)
                                                                ------------
Net Realized and Unrealized Gain (Loss):
Net Realized Loss on:
 Investments ...............................................     (37,397,888)
 Futures contracts .........................................      (3,209,903)
                                                                ------------
  Net Realized Loss ........................................     (40,607,791)
                                                                ------------
Net Change in Unrealized Depreciation on:
 Investments ...............................................      61,549,859
 Futures contracts .........................................       2,013,157
                                                                ------------
  Net Appreciation .........................................      63,563,016
                                                                ------------
  Net Gain .................................................      22,955,225
                                                                ------------
Net Increase ...............................................    $ 21,375,149
                                                                ============


                        See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets




                                                                                  FOR THE YEAR     FOR THE YEAR
                                                                                     ENDED             ENDED
                                                                                AUGUST 31, 2003   AUGUST 31, 2002
                                                                                ----------------- ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ...........................................................   $ (1,580,076)   $  (2,771,288)
Net realized loss .............................................................    (40,607,791)    (135,149,305)
Net change in unrealized depreciation .........................................     63,563,016       (7,980,859)
                                                                                  ------------    -------------
  Net Increase (Decrease) .....................................................     21,375,149     (145,901,452)
Net increase (decrease) from transactions in shares of beneficial interest ....    (88,880,624)       3,413,521
                                                                                  ------------    -------------
  Net Decrease ................................................................    (67,505,475)    (142,487,931)
Net Assets:
Beginning of period ...........................................................    424,433,990      566,921,921
                                                                                  ------------    -------------
End of Period
(Including accumulated net investment losses of $43,600 and $29,208,
respectively)..................................................................   $356,928,515    $ 424,433,990
                                                                                  ============    =============




                        See Notes to Financial Statements

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2003


1. Organization and Accounting Policies
Morgan Stanley Market Leader Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in equity securities issued by companies that are established leaders in their respective fields in growing industries in domestic and foreign markets. The Fund was organized as a Massachusetts business trust on November 4, 1996 and commenced operations on April 28, 1997. On July 28, 1997, the Fund converted to a multiple class share structure.


The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.


The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2003 continued


B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation and Forward Foreign Currency Contracts - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2003 continued


losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets in excess of $1 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $11,032,949 at August 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2003 continued


reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.21% and 0.96%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $51, $682,269 and $3,733, respectively and received $27,005 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2003 aggregated $166,421,763 and $225,885,652, respectively.

For the year ended August 31, 2003, the Fund incurred brokerage commissions of $33,134 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $1,800.

5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2003 continued


As of August 31, 2003, the tax-basis components of accumulated losses were as follows:





Net accumulated earnings  ...........           --
Capital loss carryforward* ..........      ($167,503,738)
Post-October losses .................        (20,972,158)
Net unrealized depreciation .........         (4,863,564)
                                        ----------------
Total accumulated losses ............      ($193,339,460)
                                        ================



* As of August 31, 2003, the Fund had a net capital loss carryforward of $167,503,738 of which $1,989,440 will expire on August 31, 2009, $50,201,996 will expire on August 31, 2010 and $115,312,302 will expire on August 31, 2011 to offset future capital gains to the extent provided by regulations.


As of August 31, 2003, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $1,591,960, accumulated net investment loss was credited $1,565,684 and accumulated net realized loss was credited $26,276.

Morgan Stanley Market Leader Trust
NOTES TO FINANCIAL STATEMENTS [ ] AUGUST 31, 2003 continued


6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                                         FOR THE YEAR                           FOR THE YEAR
                                                             ENDED                                 ENDED
                                                        AUGUST 31, 2003                       AUGUST 31, 2002
                                              -----------------------------------   ------------------------------------
                                                   SHARES             AMOUNT             SHARES              AMOUNT
                                              ---------------   -----------------   ----------------   -----------------
CLASS A SHARES
Sold ......................................         389,334      $    4,240,059            866,261      $   12,078,399
Redeemed ..................................        (447,235)         (4,878,798)          (509,679)         (6,739,775)
                                                   --------      --------------           --------      --------------
Net increase (decrease) - Class A .........         (57,901)           (638,739)           356,582           5,338,624
                                                   --------      --------------           --------      --------------
CLASS B SHARES
Sold ......................................       2,265,328          23,975,185          8,223,363         110,561,234
Redeemed ..................................      (9,927,972)       (104,230,825)       (12,086,081)       (151,443,740)
                                                 ----------      --------------        -----------      --------------
Net decrease - Class B ....................      (7,662,644)        (80,255,640)        (3,862,718)        (40,882,506)
                                                 ----------      --------------        -----------      --------------
CLASS C SHARES
Sold ......................................         259,844           2,753,892            572,267           7,595,805
Redeemed ..................................        (533,831)         (5,630,244)          (596,346)         (7,500,261)
                                                 ----------      --------------        -----------      --------------
Net increase (decrease) - Class C .........        (273,987)         (2,876,352)           (24,079)             95,544
                                                 ----------      --------------        -----------      --------------
CLASS D SHARES
Sold ......................................       1,774,719          19,766,086          5,556,719          75,881,081
Redeemed ..................................      (2,256,467)        (24,875,979)        (2,792,988)        (37,019,222)
                                                 ----------      --------------        -----------      --------------
Net increase (decrease) - Class D .........        (481,748)         (5,109,893)         2,763,731          38,861,859
                                                 ----------      --------------        -----------      --------------
Net increase (decrease) in Fund ...........      (8,476,280)     $  (88,880,624)          (766,484)     $    3,413,521
                                                 ==========      ==============        ===========      ==============



7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures contracts ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At August 31, 2003, the Fund had no outstanding forward and futures contracts.

MORGAN STANLEY MARKET LEADER TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:





                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         -----------------------------------------------------------
                                                            2003         2002          2001        2000       1999
                                                         ---------    ---------     ---------    --------  ---------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $ 11.13     $ 14.54       $ 21.53      $ 15.29    $  9.73
                                                           -------     -------       -------      -------    -------
Income (loss) from investment operations:
 Net investment income (loss)[+/+]......................      0.02        0.01          0.03         0.02      (0.05)
 Net realized and unrealized gain (loss) ...............      0.83       (3.42)        (6.67)        7.05       5.61
                                                           -------     -------       -------      -------    -------
Total income (loss) from investment operations .........      0.85       (3.41)        (6.64)        7.07       5.56
                                                           -------     -------       -------      -------    -------
Less distributions from net realized gain ..............       -           -           (0.35)       (0.83)       -
                                                           -------     -------       -------      -------    -------
Net asset value, end of period .........................   $ 11.98     $ 11.13       $ 14.54      $ 21.53    $ 15.29
                                                           =======     =======       =======      =======    =======
Total Return+ ..........................................      7.64%     (23.45)%      (31.16)%      47.49 %    57.14 %

Ratios to Average Net Assets(1):
Expenses ...............................................      1.24%       1.20 %        1.13 %       1.18 %     1.23 %
Net investment income (loss) ...........................      0.14%       0.09 %        0.17 %       0.08 %    (0.14)%

Supplemental Data:
Net assets, end of period, in thousands ................   $12,226     $11,999       $10,498      $12,677       $971
Portfolio turnover rate ................................        48%         75 %          60 %         86 %       83 %



------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL HIGHLIGHTS continued






                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
                                                             2003         2002          2001         2000        1999
                                                         ----------- ------------- ------------- ----------- -----------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $  10.72   $  14.12      $  21.07       $  15.09    $   9.68
                                                           --------   --------      --------       --------    --------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................      (0.07)     (0.09)        (0.10)         (0.13)      (0.12)
 Net realized and unrealized gain (loss) ...............       0.80      (3.31)        (6.50)          6.94        5.53
                                                           --------   --------      --------       --------    --------
Total income (loss) from investment operations .........       0.73      (3.40)        (6.60)          6.81        5.41
                                                           --------   --------      --------       --------    --------
Less distributions from net realized gain ..............        -          -           (0.35)         (0.83)        -
                                                           --------   --------      --------       --------    --------
Net asset value, end of period .........................   $  11.45   $  10.72      $  14.12       $  21.07    $  15.09
                                                           ========   ========      ========       ========    ========
Total Return+ ..........................................       6.81 %   (24.08)%      (31.65)%        46.35 %     55.89 %

Ratios to Average Net Assets(1):
Expenses ...............................................       2.03 %     1.96 %        1.92 %         1.93 %      1.99 %
Net investment loss ....................................      (0.65)%    (0.67)%       (0.62)%        (0.67)%     (0.90)%

Supplemental Data:
Net assets, end of period, in thousands ................   $249,418   $315,623      $470,236       $571,733    $189,534
Portfolio turnover rate ................................         48 %       75 %          60 %           86 %        83 %



------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.



                        See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL HIGHLIGHTS continued






                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         -----------------------------------------------------------
                                                            2003        2002          2001         2000       1999
                                                         ---------   ---------     ---------     --------   --------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................  $ 10.74     $ 14.15       $ 21.11       $ 15.12    $  9.67
                                                          -------     -------       -------       -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................    (0.06)      (0.09)        (0.10)        (0.12)     (0.09)
 Net realized and unrealized gain (loss) ...............     0.79       (3.32)        (6.51)         6.94       5.54
                                                          -------     -------       -------       -------    -------
Total income (loss) from investment operations .........     0.73       (3.41)        (6.61)         6.82       5.45
                                                          -------     -------       -------       -------    -------
Less distributions from net realized gain ..............      -           -           (0.35)        (0.83)      -
                                                          -------     -------       -------       -------    -------
Net asset value, end of period .........................  $ 11.47     $ 10.74       $ 14.15       $ 21.11    $ 15.12
                                                          =======     =======       =======       =======    =======
Total Return+ ..........................................     6.89 %    (24.10)%      (31.64)%       46.33 %    56.36 %

Ratios to Average Net Assets(1):
Expenses ...............................................     1.99 %      1.96 %        1.92 %        1.93 %     1.75 %
Net investment loss ....................................    (0.61)%     (0.67)%       (0.62)%       (0.67)%    (0.66)%

Supplemental Data:
Net assets, end of period, in thousands ................  $14,669     $16,668       $22,299       $22,736     $2,723
Portfolio turnover rate ................................       48 %        75 %          60 %          86 %       83 %



------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

Morgan Stanley Market Leader Trust
FINANCIAL HIGHLIGHTS continued






                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                        ------------------------------------------------------------
                                                           2003        2002          2001           2000      1999
                                                        ----------   --------      --------      ---------  --------
Class D Shares:
Selected Per Share Data:
Net asset value, beginning of period ...................  $ 11.27     $ 14.70       $ 21.70        $ 15.37   $  9.74
                                                          -------     -------       -------        -------   -------
Income (loss) from investment operations:
 Net investment income[+/+] ............................     0.04        0.04          0.07           0.08       -
 Net realized and unrealized gain (loss) ...............     0.85       (3.47)        (6.72)          7.08      5.63
                                                          -------     -------       -------        -------   -------
Total income (loss) from investment operations .........     0.89       (3.43)        (6.65)          7.16      5.63
                                                          -------     -------       -------        -------   -------
Less distributions from net realized gain ..............      -           -           (0.35)         (0.83)      -
                                                          -------     -------       -------        -------   -------
Net asset value, end of period .........................  $ 12.16     $ 11.27       $ 14.70        $ 21.70   $ 15.37
                                                          =======     =======       =======        =======   =======
Total Return+ ..........................................     7.90%     (23.33)%      (30.96)%        47.84 %   57.80%

Ratio to Average Net Assets(1):
Expenses ...............................................     1.03%       0.96 %        0.92 %         0.93 %    0.99%
Net investment income ..................................     0.35%       0.33 %        0.38 %         0.33 %    0.10%

Supplemental Data:
Net assets, end of period, in thousands ................  $80,616     $80,145       $63,888        $47,819      $554
Portfolio turnover rate ................................       48%         75 %          60 %           86 %      83%



------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

Morgan Stanley Market Leader Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Market Leader Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Market Leader Trust (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Market Leader Trust as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
October 15, 2003

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT
   PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------

I. POLICY STATEMENT


     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.


     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES


A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o Limiting Directors' liability and broadening indemnification of Directors.

       o Requirement that a certain percentage (up to 662|M/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o Provisions for confidential voting and independent tabulation of voting results.

       o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

   Capitalization changes

       o Capitalization changes that eliminate other classes of stock and voting rights.

       o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o  Proposals for share repurchase plans.

       o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o  Proposals to effect stock splits.

       o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.


   Compensation

       o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o Establishment of Employee Stock Option Plans and other employee ownership plans.


   Anti-Takeover Matters

       o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       o Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o  Creation of "blank check" preferred stock.

       o  Changes in capitalization by 100% or more.

       o Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

       o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       o  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

   Corporate Transactions

       o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)        Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

   Anti-Takeover Provisions

       o Proposals requiring shareholder ratification of poison pills.

       o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

       o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the

             Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                          MORGAN STANLEY GROWTH FUND


                                    PART C
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A, dated May 30, 2003, which was filed electronically pursuant to Regulation S-T on May 29, 2003 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-6551 and 33-45450).


ITEM 16. EXHIBITS

(1) (a) Amended and Restated Declaration of Trust effective March 2, 1998 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 24, 1997.

   (b) Instrument Establishing and Designating Additional Classes is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on July 18, 1997.

   (c) Amendment to the Amended and Restated Declaration of Trust of the Registrant dated June 18, 2001 is incorporated herein by reference to
         Exhibit 1(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

(2) Amended and Restated By-Laws of the Registrant dated as of April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on May 29, 2003.

(3) Not Applicable.

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) Not Applicable.

(6) (a) Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated May 1, 1998, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 24, 1997.


    (b) Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc., dated May 1, 1998, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 24, 1997.

(7) (a) Amended and Restated Distribution Agreement between Registrant and Morgan Stanley Distributors Inc. is incorporated herein by reference to
        Exhibit 6 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on July 29, 1998.

    (b) Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on May 27, 1999.

  (c) Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on May 27, 1999.

(8) Not Applicable

(9) (a) Custody Agreement between the Registrant and The Bank of New York is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on May 23, 1996; Amendment to the Custody Agreement between The Bank of New York and the Registrant is incorporated herein by reference to
        Exhibit 8(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on May 23, 1996; Amendment to the Custody Agreement between the Registrant and the Bank of New York dated June 15, 2001 is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

    (b) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated June 15, 2001 is incorporated herein by reference to
        Exhibit 7(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

    (c) Amended and Restated Transfer Agency and Services Agreement dated September 1, 2000 between the Registrant and Morgan Stanley Trust is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on May 29, 2001.

(10)(a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997, is incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on July 18, 1997.

    (b) Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated herein by reference to Exhibit 14 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on May 29, 2001.

(11)(a) Opinion and consent of Mayer, Brown, Rowe & Maw LLP, filed herein.

    (b) Opinion and consent of Dechert LLP, filed herein.

(12) Opinion and consent of Mayer, Brown, Rowe & Maw LLP regarding tax matters, filed herein.

(13) Amended and Restated Services Agreement is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on July 29, 1998.

(14)    Consent of Independent Auditors, filed herein.

(15)    Not Applicable.

(16)    Not Applicable.

(17)    Form of Proxy.

ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York, on this 26th day of November, 2003.


                             MORGAN STANLEY GROWTH FUND


                             By: /s/ Barry Fink

                                Barry Fink
                                Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on the 26th day of November, 2003.





          SIGNATURE                         TITLE                      DATE
----------------------------   ------------------------------   ------------------
  /s/ Ronald E. Robison        Executive Vice President and     November 26, 2003
 ..........................    Principal Executive Officer
 Ronald E. Robison

  /s/ Francis J. Smith         Chief Financial Officer          November 26, 2003
 ..........................
 Francis J. Smith

  Majority of Trustees

  /s/ Michael Bozic            Trustee                          November 26, 2003
  .........................
  Michael Bozic

  /s/ Charles A. Fiumefreddo   Trustee and Chairman             November 26, 2003
  .........................
  Charles A. Fiumefreddo

  /s/ Edwin J. Garn            Trustee                          November 26, 2003
  .........................
  Edwin J. Garn

  /s/ Wayne E. Hedien          Trustee                          November 26, 2003
  .........................
  Wayne E. Hedien

  /s/ James F. Higgins         Trustee                          November 26, 2003
  .........................
  James F. Higgins

  /s/ Dr. Manuel H. Johnson    Trustee                          November 26, 2003
  .........................
  Dr. Manuel H. Johnson

       SIGNATURE            TITLE            DATE
-----------------------   ---------   ------------------
  /s/ Joseph J. Kearns    Trustee     November 26, 2003
  ....................
  Joseph J. Kearns

  /s/ Michael E. Nugent   Trustee     November 26, 2003
  ....................
  Michael E. Nugent

  /s/ Philip J. Purcell   Trustee     November 26, 2003
  ....................
  Philip J. Purcell

  /s/ Fergus Reid         Trustee     November 26, 2003
  ....................
  Fergus Reid